UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22747

ALPS SERIES TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

(303) 623-2577

(Registrant’s telephone number, including area code)

Patrick Rogers, Secretary

ALPS Series Trust

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2021 – March 31, 2022

Item 1.	Reports to Stockholders.

(a)

Portfolio Update
Beacon Accelerated Return Strategy Fund	2
Beacon Planned Return Strategy Fund	4
Disclosure of Fund Expenses	6
Portfolios of Investments
Beacon Accelerated Return Strategy Fund	8
Beacon Planned Return Strategy Fund	11
Statements of Assets and Liabilities	14
Statements of Operations	15
Statements of Changes in Net Assets
Beacon Accelerated Return Strategy Fund	16
Beacon Planned Return Strategy Fund	17
Financial Highlights	18
Notes to Financial Statements	22
Additional Information	35

Beacon Accelerated Return Strategy Fund	Portfolio Update
March 31, 2022 (Unaudited)

Performance of a Hypothetical $1,000,000 Initial Investment

(at Inception* through March 31, 2022)

The graph shown above represents historical performance of a hypothetical investment of $1,000,000 in the Institutional Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance (as of March 31, 2022)

	6 Month	1 Year	3 Year	Since Inception*
Beacon Accelerated Return Strategy Fund – Institutional Class	4.31%	8.79%	12.78%	11.25%
CBOE S&P 500 BuyWrite Index	7.86%	14.88%	8.57%	6.67%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 894-9222 or by visiting www.beacontrust.com.

*	Inception date of October 2, 2017 for Institutional Class.

The Cboe S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) "writing" (or selling) the near-term S&P 500 Index (SPXSM) "covered" call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

Returns of less than 1 year are cumulative.

2	www.beacontrust.com

Beacon Accelerated Return Strategy Fund	Portfolio Update
March 31, 2022 (Unaudited)

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund’s Institutional Class shares (as reported in the January 28, 2022 Prospectus), are 1.22% and 1.22%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2023.

Top Ten Holdings

Option Contract	Expiration Date	Strike Price	% of Net Assets*
S&P 500® Mini Index	6/14/22	$0.01	14.65%
S&P 500® Mini Index	8/12/22	$0.01	10.13%
S&P 500® Mini Index	9/14/22	$0.01	10.11%
S&P 500® Mini Index	7/14/22	$0.01	9.91%
S&P 500® Mini Index	10/14/22	$0.01	9.88%
S&P 500® Mini Index	5/13/22	$0.01	9.02%
S&P 500® Mini Index	1/13/23	$0.01	8.72%
S&P 500® Mini Index	4/14/22	$0.01	8.58%
S&P 500® Mini Index	11/14/22	$0.01	7.86%
S&P 500® Mini Index	12/14/22	$0.01	6.73%
Top Ten Holdings			95.59%

Asset Allocation	% of Net Assets*
Purchased Option Contracts	104.38%
Written Option Contracts	-5.10%
Cash, Cash Equivalents, & Other Assets in Excess of Liabilities	0.72%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | March 31, 2022	3

Beacon Planned Return Strategy Fund	Portfolio Update
March 31, 2022 (Unaudited)

Performance of a Hypothetical $1,000,000 Initial Investment

(at Inception* through March 31, 2022)

The graph shown above represents historical performance of a hypothetical investment of $1,000,000 in the Institutional Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance (as of March 31, 2022)

	6 Month	1 Year	3 Year	Since Inception*
Beacon Planned Return Strategy Fund – Institutional Class	3.66%	6.34%	8.94%	7.97%
CBOE S&P 500 BuyWrite Index	7.86%	14.88%	8.57%	6.67%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 894-9222 or by visiting www.beacontrust.com.

*	Inception date of October 2, 2017 for Institutional Class.

The Cboe S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) "writing" (or selling) the near-term S&P 500 Index (SPXSM) "covered" call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

Returns of less than 1 year are cumulative.

4	www.beacontrust.com

Beacon Planned Return Strategy Fund	Portfolio Update
March 31, 2022 (Unaudited)

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund’s Institutional Class shares (as reported in the January 28, 2022 Prospectus), 1.19% and 1.19%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2023.

Top Ten Holdings

Option Contract	Expiration Date	Strike Price	% of Net Assets*
S&P 500® Mini Index	7/14/22	$56.80	8.72%
S&P 500® Mini Index	10/14/22	$58.25	8.67%
S&P 500® Mini Index	9/14/22	$58.40	8.67%
S&P 500® Mini Index	6/14/22	$55.39	8.48%
S&P 500® Mini Index	8/12/22	$58.00	8.36%
S&P 500® Mini Index	5/13/22	$54.25	8.35%
S&P 500® Mini Index	11/14/22	$61.18	8.27%
S&P 500® Mini Index	12/14/22	$62.50	7.76%
S&P 500® Mini Index	4/14/22	$54.25	7.48%
S&P 500® Mini Index	3/14/23	$54.78	5.34%
Top Ten Holdings			80.10%

Asset Allocation	% of Net Assets*
Purchased Option Contracts	111.89%
Written Option Contracts	-12.88%
Cash, Cash Equivalents, & Other Assets in Excess of Liabilities	0.99%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | March 31, 2022	5

Beacon Funds Trust	Disclosure of Fund Expenses
March 31, 2022 (Unaudited)

Example. As a shareholder of the Beacon Accelerated Return Strategy Fund or Beacon Planned Return Strategy Fund (the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on October 1, 2021 and held through March 31, 2022.

Actual Expenses. The first line under each class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period October 1, 2021 – March 31, 2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6	www.beacontrust.com

Beacon Funds Trust	Disclosure of Fund Expenses
March 31, 2022 (Unaudited)

	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Expense Ratio(a)	Expenses Paid During Period October 1, 2021 - March 31, 2022(b)
Beacon Accelerated Return
Strategy Fund
Institutional Class
Actual	$1,000.00	$1,043.10	1.22%	$6.21
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	1.22%	$6.14

Beacon Planned Return
Strategy Fund
Institutional Class
Actual	$1,000.00	$1,036.60	1.19%	$6.04
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	1.19%	$5.99

(a)	Each Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses after any applicable waivers and reimbursements.
(b)	Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

Semi-Annual Report | March 31, 2022	7

Beacon Accelerated Return Strategy Fund	Portfolio of Investments
March 31, 2022 (Unaudited)

Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value (Note 2)
PURCHASED OPTION CONTRACTS - (104.38%)
Call Option Contracts (104.38%)
S&P 500® Mini Index:
Goldman Sachs	04/14/2022	$0.01	190	$8,607,779	$8,611,844
Goldman Sachs	04/14/2022	414.64	190	8,607,779	744,755
Goldman Sachs	05/13/2022	0.01	200	9,060,820	9,056,351
Goldman Sachs	05/13/2022	424.82	200	9,060,820	658,038
Goldman Sachs	06/14/2022	0.01	325	14,723,832	14,701,788
Goldman Sachs	06/14/2022	424.82	100	4,530,410	365,410
Goldman Sachs	06/14/2022	436.60	225	10,193,422	621,355
Goldman Sachs	07/14/2022	0.01	220	9,966,901	9,945,108
Goldman Sachs	07/14/2022	436.60	50	2,265,205	153,494
Goldman Sachs	07/14/2022	445.40	170	7,701,697	412,541
Goldman Sachs	08/12/2022	0.01	225	10,193,422	10,163,871
Goldman Sachs	08/12/2022	445.40	100	4,530,410	272,801
Goldman Sachs	08/12/2022	447.90	125	5,663,013	319,798
Goldman Sachs	09/14/2022	0.01	225	10,193,422	10,150,421
Goldman Sachs	09/14/2022	446.52	100	4,530,410	292,692
Goldman Sachs	09/14/2022	447.90	125	5,663,013	354,212
Goldman Sachs	10/14/2022	0.01	220	9,966,902	9,920,467
Goldman Sachs	10/14/2022	446.52	100	4,530,410	321,244
Goldman Sachs	10/14/2022	468.00	120	5,436,492	209,753
Goldman Sachs	11/14/2022	0.01	175	7,928,218	7,884,986
Goldman Sachs	11/14/2022	460.12	65	2,944,767	168,581
Goldman Sachs	11/14/2022	468.00	110	4,983,451	232,283
Goldman Sachs	12/14/2022	0.01	150	6,795,615	6,750,899
Goldman Sachs	12/14/2022	444.53	150	6,795,615	573,903
Goldman Sachs	01/13/2023	0.01	195	8,834,300	8,754,966
Goldman Sachs	01/13/2023	422.93	195	8,834,300	1,105,683
Goldman Sachs	02/14/2023	0.01	40	1,812,164	1,800,398
Goldman Sachs	02/14/2023	422.93	40	1,812,164	220,361
				196,166,753	104,768,003
TOTAL PURCHASED OPTION CONTRACTS
(Cost $100,430,532)				$196,166,753	$104,768,003

See Notes to Financial Statements.
8	www.beacontrust.com

Beacon Accelerated Return Strategy Fund	Portfolio of Investments
March 31, 2022 (Unaudited)

	7 Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.92%)
Money Market Funds
Goldman Sachs Financial Square Funds - Treasury Instruments Fund(a)	0.000%	816,987	$816,987
Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class	0.025%	107,933	107,933
			924,920
TOTAL SHORT TERM INVESTMENTS
(Cost $924,920)			924,920

TOTAL INVESTMENTS (105.30%)
(Cost $101,355,452)			$105,692,923

LIABILITIES IN EXCESS OF OTHER ASSETS (-5.30%)			(5,319,852)

NET ASSETS (100.00%)			$100,373,071

(a)	All or a portion is held as collateral at broker for written options.

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	9

Beacon Accelerated Return Strategy Fund	Portfolio of Investments
March 31, 2022 (Unaudited)

WRITTEN OPTION CONTRACTS (5.10%)

Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value (Note 2)
Call Option Contracts - (5.10%)
S&P 500® Mini Index
Goldman Sachs	04/14/22	$447.89	(380)	$417,210	$(17,215,558)	$(369,423)
Goldman Sachs	05/13/22	456.00	(400)	404,778	(18,121,640)	(426,908)
Goldman Sachs	06/14/22	458.21	(200)	211,189	(9,060,820)	(263,785)
Goldman Sachs	06/14/22	469.43	(450)	489,125	(20,386,845)	(348,631)
Goldman Sachs	07/14/22	471.62	(100)	115,995	(4,530,410)	(91,200)
Goldman Sachs	07/14/22	478.18	(340)	376,022	(15,403,394)	(227,227)
Goldman Sachs	08/12/22	0.01	(250)	313,237	(11,326,025)	(166,870)
Goldman Sachs	08/12/22	480.36	(200)	228,989	(9,060,820)	(163,330)
Goldman Sachs	08/12/22	481.85	(250)	300,987	(11,326,025)	(189,457)
Goldman Sachs	09/14/22	480.46	(200)	236,992	(9,060,820)	(210,142)
Goldman Sachs	10/14/22	482.78	(200)	246,192	(9,060,820)	(250,314)
Goldman Sachs	10/14/22	503.71	(240)	297,115	(10,872,984)	(179,211)
Goldman Sachs	11/14/22	495.78	(130)	178,095	(5,889,533)	(121,246)
Goldman Sachs	11/14/22	506.14	(220)	284,235	(9,966,902)	(158,067)
Goldman Sachs	12/14/22	480.85	(300)	431,385	(13,591,230)	(516,661)
Goldman Sachs	01/13/23	462.35	(390)	623,785	(17,668,599)	(1,200,392)
Goldman Sachs	02/14/23	464.67	(80)	133,796	(3,624,328)	(235,558)
TOTAL WRITTEN OPTION CONTRACTS				$5,289,127	$(196,166,753)	$(5,118,422)

See Notes to Financial Statements.
10	www.beacontrust.com

Beacon Planned Return Strategy Fund	Portfolio of Investments
March 31, 2022 (Unaudited)

Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value (Note 2)
PURCHASED OPTION CONTRACTS - (111.89%)
Call Option Contracts (106.54%)
S&P 500® Mini Index:
Goldman Sachs	04/14/2022	$54.25	680	$30,806,788	$27,133,433
Goldman Sachs	04/14/2022	56.80	135	6,116,054	5,352,363
Goldman Sachs	04/14/2022	416.85	680	30,806,788	2,518,416
Goldman Sachs	04/14/2022	435.25	135	6,116,054	267,332
Goldman Sachs	05/13/2022	54.25	760	34,431,116	30,306,527
Goldman Sachs	05/13/2022	415.50	760	34,431,116	3,108,493
Goldman Sachs	06/14/2022	55.39	775	35,110,678	30,770,559
Goldman Sachs	06/14/2022	424.10	775	35,110,678	2,876,036
Goldman Sachs	07/14/2022	56.80	800	36,243,279	31,629,994
Goldman Sachs	07/14/2022	435.25	800	36,243,279	2,533,729
Goldman Sachs	08/12/2022	58.00	770	34,884,157	30,331,446
Goldman Sachs	08/12/2022	446.85	770	34,884,157	2,024,247
Goldman Sachs	09/14/2022	58.40	800	36,243,280	31,440,134
Goldman Sachs	09/14/2022	448.10	800	36,243,279	2,256,248
Goldman Sachs	10/14/2022	58.25	800	36,243,280	31,442,728
Goldman Sachs	10/14/2022	446.70	800	36,243,279	2,560,544
Goldman Sachs	11/14/2022	61.18	770	34,884,157	30,019,396
Goldman Sachs	11/14/2022	468.20	770	34,884,157	1,617,151
Goldman Sachs	12/14/2022	62.50	725	32,845,473	28,141,043
Goldman Sachs	12/14/2022	479.25	725	32,845,473	1,307,330
Goldman Sachs	01/13/2023	58.25	300	13,591,230	11,775,404
Goldman Sachs	01/13/2023	60.00	285	12,911,669	11,137,320
Goldman Sachs	01/13/2023	62.50	175	7,928,218	6,795,448
Goldman Sachs	01/13/2023	444.53	300	13,591,230	1,204,090
Goldman Sachs	01/13/2023	457.63	285	12,911,669	907,144
Goldman Sachs	01/13/2023	479.25	175	7,928,218	346,840
Goldman Sachs	02/14/2023	54.78	380	17,215,558	15,007,381
Goldman Sachs	02/14/2023	58.25	400	18,121,640	15,660,293
Goldman Sachs	02/14/2023	423.00	380	17,215,558	2,152,789
Goldman Sachs	02/14/2023	444.53	400	18,121,640	1,677,282
Goldman Sachs	03/14/2023	54.78	490	22,199,009	19,375,919
Goldman Sachs	03/14/2023	423.00	490	22,199,009	2,889,765
				819,551,170	386,566,824

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	11

Beacon Planned Return Strategy Fund	Portfolio of Investments
March 31, 2022 (Unaudited)

Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value (Note 2)
PURCHASED OPTION CONTRACTS - (111.89%) (continued)
Put Option Contracts (5.35%)
S&P 500® Mini Index:
Goldman Sachs	04/14/2022	$416.85	680	$30,806,788	$38,992
Goldman Sachs	04/14/2022	435.25	135	6,116,054	23,466
Goldman Sachs	05/13/2022	415.50	760	34,431,116	245,787
Goldman Sachs	06/14/2022	424.10	775	35,110,678	647,384
Goldman Sachs	07/14/2022	435.25	800	36,243,279	1,118,642
Goldman Sachs	08/12/2022	446.85	770	34,884,157	1,542,727
Goldman Sachs	09/14/2022	448.10	800	36,243,279	1,852,293
Goldman Sachs	10/14/2022	446.70	800	36,243,279	2,010,372
Goldman Sachs	11/14/2022	468.20	770	34,884,157	2,701,779
Goldman Sachs	12/14/2022	479.25	725	32,845,473	3,099,129
Goldman Sachs	01/13/2023	444.53	300	13,591,230	886,982
Goldman Sachs	01/13/2023	457.63	285	12,911,669	975,049
Goldman Sachs	01/13/2023	479.25	175	7,928,218	762,638
Goldman Sachs	02/14/2023	423.00	380	17,215,558	951,687
Goldman Sachs	02/14/2023	444.53	400	18,121,640	1,262,712
Goldman Sachs	03/14/2023	423.00	490	22,199,009	1,281,632
				409,775,584	19,401,271
TOTAL PURCHASED OPTION CONTRACTS
(Cost $403,577,747)				$1,229,326,754	$405,968,095

	7 Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.14%)
Money Market Funds
Goldman Sachs Financial Square Funds - Treasury Instruments Fund(a)	0.000%	867,362	$867,362
Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class	0.025%	3,259,293	3,259,294
			4,126,656
TOTAL SHORT TERM INVESTMENTS
(Cost $4,126,656)			4,126,656

TOTAL INVESTMENTS (113.03%)
(Cost $407,704,403)			$410,094,751

LIABILITIES IN EXCESS OF OTHER ASSETS (-13.03%)			(47,271,125)

NET ASSETS (100.00%)			$362,823,626

(a)	All or a portion is held as collateral at broker for written options.

See Notes to Financial Statements.
12	www.beacontrust.com

Beacon Planned Return Strategy Fund	Portfolio of Investments
March 31, 2022 (Unaudited)

WRITTEN OPTION CONTRACTS (12.88%)
Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value (Note 2)
Put Option Contracts- (2.93%)
S&P 500® Mini Index
Goldman Sachs	04/14/22	$375.17	(680)	$1,296,706	$(30,806,788)	$(12,581)
Goldman Sachs	04/14/22	391.73	(135)	215,453	(6,116,054)	(3,596)
Goldman Sachs	05/13/22	373.95	(760)	1,513,859	(34,431,116)	(76,653)
Goldman Sachs	06/14/22	381.69	(775)	1,474,008	(35,110,678)	(234,702)
Goldman Sachs	07/14/22	391.73	(800)	1,601,556	(36,243,279)	(467,395)
Goldman Sachs	08/12/22	402.17	(770)	1,568,449	(34,884,157)	(730,928)
Goldman Sachs	09/14/22	403.29	(800)	1,797,559	(36,243,280)	(956,847)
Goldman Sachs	10/14/22	402.03	(800)	1,708,766	(36,243,279)	(1,090,986)
Goldman Sachs	11/14/22	421.38	(770)	1,712,464	(34,884,157)	(1,534,334)
Goldman Sachs	12/14/22	431.33	(725)	1,637,745	(32,845,473)	(1,770,685)
Goldman Sachs	01/13/23	400.08	(300)	628,185	(13,591,230)	(534,259)
Goldman Sachs	01/13/23	411.87	(285)	700,233	(12,911,669)	(580,813)
Goldman Sachs	01/13/23	431.33	(175)	441,168	(7,928,218)	(446,936)
Goldman Sachs	02/14/23	380.70	(380)	894,881	(17,215,558)	(592,505)
Goldman Sachs	02/14/23	400.08	(400)	881,580	(18,121,640)	(777,611)
Goldman Sachs	03/14/23	380.70	(490)	1,209,786	(22,199,009)	(803,594)
				19,282,398	(409,775,585)	(10,614,425)
Call Option Contracts - (9.95%)
S&P 500® Mini Index
Goldman Sachs	04/14/22	436.11	(1,360)	2,366,298	(61,613,576)	(2,593,672)
Goldman Sachs	04/14/22	450.05	(270)	440,085	(12,232,107)	(222,797)
Goldman Sachs	05/13/22	434.90	(1,520)	2,843,812	(68,862,232)	(3,782,832)
Goldman Sachs	06/14/22	442.04	(1,550)	2,653,515	(70,221,355)	(3,666,485)
Goldman Sachs	07/14/22	454.75	(1,600)	3,084,712	(72,486,560)	(2,863,690)
Goldman Sachs	08/12/22	466.15	(1,540)	2,842,758	(69,768,314)	(2,299,812)
Goldman Sachs	09/14/22	469.03	(1,600)	3,172,717	(72,486,560)	(2,614,422)
Goldman Sachs	10/14/22	467.02	(1,600)	3,113,532	(72,486,560)	(2,932,499)
Goldman Sachs	11/14/22	489.64	(1,540)	3,150,807	(69,768,314)	(1,749,997)
Goldman Sachs	12/14/22	500.72	(1,450)	3,169,640	(65,690,945)	(1,308,833)
Goldman Sachs	01/13/23	467.20	(600)	1,387,171	(27,182,460)	(1,576,125)
Goldman Sachs	01/13/23	481.70	(570)	1,280,766	(25,823,337)	(1,062,109)
Goldman Sachs	01/13/23	502.49	(350)	788,186	(15,856,435)	(363,655)
Goldman Sachs	02/14/23	448.59	(760)	1,897,683	(34,431,116)	(2,985,496)
Goldman Sachs	02/14/23	469.07	(800)	1,919,161	(36,243,280)	(2,154,233)
Goldman Sachs	03/14/23	450.58	(980)	2,653,792	(44,398,018)	(3,944,608)
				36,764,635	(819,551,169)	(36,121,265)

TOTAL WRITTEN OPTION CONTRACTS				$56,047,033	$(1,229,326,754)	$(46,735,690)

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	13

Beacon Funds Trust	Statements of Assets and Liabilities
March 31, 2022 (Unaudited)

	BEACON ACCELERATED RETURN STRATEGY FUND	BEACON PLANNED RETURN STRATEGY FUND
ASSETS:
Investments, at value (Cost $101,355,452 and $407,704,403)	$105,692,923	$410,094,751
Receivable for shares sold	–	25,000
Dividends and interest receivable	1	24
Other assets	11,133	11,032
Total Assets	105,704,057	410,130,807

LIABILITIES:
Written options, at value (premiums received $5,289,127 and $56,047,033)	5,118,422	46,735,690
Payable for administration and transfer agent fees	44,474	119,156
Payable for shares redeemed	44,546	51,417
Payable to adviser	84,108	300,765
Payable for distribution	2,318	19,059
Payable for printing fees	2,026	5,594
Payable for professional fees	17,413	30,497
Payable for trustees' fees and expenses	8,810	26,231
Payable to Chief Compliance Officer fees	2,051	5,979
Accrued expenses and other liabilities	6,818	12,793
Total Liabilities	5,330,986	47,307,181
NET ASSETS	$100,373,071	$362,823,626

NET ASSETS CONSIST OF:
Paid-in capital (Note 6)	$100,651,454	$360,076,960
Total distributable earnings	(278,383)	2,746,666
NET ASSETS	$100,373,071	$362,823,626

PRICING OF SHARES
Institutional Class :
Net Asset Value, offering and redemption price per share	$9.76	$10.09
Net Assets	$100,373,071	$362,823,626
Shares of beneficial interest outstanding	10,287,665	35,970,824

See Notes to Financial Statements.
14	www.beacontrust.com

Beacon Funds Trust	Statements of Operations
For the Period Ended March 31, 2022 (Unaudited)

	BEACON ACCELERATED RETURN STRATEGY FUND	BEACON PLANNED RETURN STRATEGY FUND
INVESTMENT INCOME:
Dividends	$368	$852
Total Investment Income	368	852

EXPENSES:
Investment advisory fees (Note 7)	550,639	1,800,238
Administration fees	47,882	143,364
Shareholder service fees
Institutional Class	17,300	77,010
Custody fees	2,726	2,823
Legal fees	3,833	11,447
Audit and tax fees	8,841	8,841
Transfer agent fees	14,777	34,511
Trustees' fees and expenses	6,252	18,651
Registration and filing fees	10,657	12,864
Printing fees	780	2,100
Chief Compliance Officer fees	4,044	12,062
Insurance fees	1,949	5,917
Other expenses	2,475	4,798
Total Expenses	672,155	2,134,626
NET INVESTMENT LOSS	(671,787)	(2,133,774)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND WRITTEN OPTIONS:
Net realized gain/(loss) on:
Investments	13,574,440	45,526,568
Written options	(6,073,939)	(25,310,702)
Net realized gain	7,500,501	20,215,866
Change in unrealized appreciation/(depreciation) on:
Investments	(4,324,247)	(30,601,266)
Written options	2,787,598	25,217,746
Net change	(1,536,649)	(5,383,520)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND WRITTEN OPTIONS	5,963,852	14,832,346
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,292,065	$12,698,572

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	15

Beacon Accelerated
Return Strategy Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2022 (Unaudited)	For the Year Ended September 30, 2021
OPERATIONS:
Net investment loss	$(671,787)	$(1,443,835)
Net realized gain on investments and written options	7,500,501	22,589,247
Net change in unrealized depreciation on investments and written options	(1,536,649)	(2,211,029)
Net increase in net assets resulting from operations	5,292,065	18,934,383

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(24,504,831)	(9,098,504)
Total distributions	(24,504,831)	(9,098,504)

BENEFICIAL SHARE TRANSACTIONS (Note 6):
Institutional Class
Shares sold	5,016,462	5,742,480
Dividends reinvested	23,980,816	8,904,999
Shares redeemed	(29,125,274)	(20,810,707)
Net decrease from beneficial share transactions	(127,996)	(6,163,228)
Net increase/(decrease) in net assets	(19,340,762)	3,672,651

NET ASSETS:
Beginning of period	119,713,833	116,041,182
End of period	$100,373,071	$119,713,833

See Notes to Financial Statements.
16	www.beacontrust.com

Beacon Planned
Return Strategy Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2022 (Unaudited)	For the Year Ended September 30, 2021
OPERATIONS:
Net investment loss	$(2,133,774)	$(4,089,957)
Net realized gain on investments and written options	20,215,866	39,043,729
Net change in unrealized appreciation/(depreciation) on investments and written options	(5,383,520)	1,561,406
Net increase in net assets resulting from operations	12,698,572	36,515,178

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(46,467,085)	(16,088,934)
Total distributions	(46,467,085)	(16,088,934)

BENEFICIAL SHARE TRANSACTIONS (Note 6):
Institutional Class
Shares sold	44,140,560	38,458,035
Dividends reinvested	41,178,702	14,203,122
Shares redeemed	(51,499,737)	(25,703,820)
Net increase from beneficial share transactions	33,819,525	26,957,337
Net increase in net assets	51,012	47,383,581

NET ASSETS:
Beginning of period	362,772,614	315,389,033
End of period	$362,823,626	$362,772,614

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	17

Beacon Accelerated
Return Strategy Fund – Institutional Class	Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.66		$10.74	$10.15	$11.30	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.06)		(0.14)	(0.12)	(0.11)	(0.13)
Net realized and unrealized gain on investments	0.58		1.93	1.15	0.37	1.49
Total from investment operations	0.52		1.79	1.03	0.26	1.36

LESS DISTRIBUTIONS:
From net realized gains on investments	(2.42)		(0.87)	(0.44)	(1.41)	(0.06)
Total Distributions	(2.42)		(0.87)	(0.44)	(1.41)	(0.06)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.90)		0.92	0.59	(1.15)	1.30
NET ASSET VALUE, END OF PERIOD	$9.76		$11.66	$10.74	$10.15	$11.30

TOTAL RETURN(c)	4.31%		17.42%	10.32%	5.09%	13.70%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$100,373		$119,714	$116,041	$119,042	$154,518

RATIOS TO AVERAGE
NET ASSETS
Operating expenses (d)	1.22	%(e)	1.22%	1.22%	1.20%	1.29	%(e)
Net investment loss	(1.22	%)(e)	(1.22%)	(1.21%)	(1.16%)	(1.25	%)(e)

PORTFOLIO
TURNOVER RATE(f)	0%		0%	0%	0%	0%

See Notes to Financial Statements.
18	www.beacontrust.com

Beacon Accelerated
Return Strategy Fund – Institutional Class	Financial Highlights
For a Share Outstanding Throughout the Period Presented

(a)	Commenced operations on October 2, 2017.
(b)	Calculated using the average shares method.
(c)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	According to the Fund's shareholder services plan with respect to the Fund's Institutional Class shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund during the period ended March 31, 2022, the period ended September 30, 2021, the period ended September 30, 2020, the period ended September 30, 2019, and the period ended September 30, 2018, respectively, in the amount of 0.00% (annualized), 0.00% (annualized), 0.00% (annualized), 0.14% (annualized), and 0.06% (annualized) of average net assets of Institutional Class shares.
(e)	Annualized.
(f)	All securities whose maturity or expiration date at time of acquisition were one year or less are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	19

Beacon Planned
Return Strategy Fund – Institutional Class	Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.13		$10.49	$10.44	$10.73	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.06)		(0.13)	(0.12)	(0.11)	(0.13)
Net realized and unrealized gain on investments	0.46		1.31	0.85	0.62	0.89
Total from investment operations	0.40		1.18	0.73	0.51	0.76

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.44)		(0.54)	(0.68)	(0.80)	(0.03)
Total Distributions	(1.44)		(0.54)	(0.68)	(0.80)	(0.03)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.04)		0.64	0.05	(0.29)	0.73
NET ASSET VALUE, END OF PERIOD	$10.09		$11.13	$10.49	$10.44	$10.73

TOTAL RETURN(c)	3.66%		11.53%	7.21%	5.77%	7.64%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$362,824		$362,773	$315,389	$306,524	$351,595

RATIOS TO AVERAGE
NET ASSETS
Operating expenses (d)	1.19	%(e)	1.19%	1.20%	1.17%	1.25	%(e)
Net investment loss	(1.19	%)(e)	(1.19%)	(1.19%)	(1.13%)	(1.23	%)(e)

PORTFOLIO TURNOVER RATE(f)	0%		0%	0%	0%	0%

See Notes to Financial Statements.
20	www.beacontrust.com

Beacon Planned
Return Strategy Fund – Institutional Class	Financial Highlights
For a Share Outstanding Throughout the Period Presented

(a)	Commenced operations on October 2, 2017.
(b)	Calculated using the average shares method.
(c)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	According to the Fund's shareholder services plan with respect to the Fund's Institutional Class shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund during the period ended March 31, 2022, the period ended September 30, 2021, the period ended September 30, 2020, the period ended September 30, 2019, and the period ended September 30, 2018, respectively, in the amount of 0.00% (annualized), 0.00% (annualized), 0.00% (annualized), 0.14% (annualized), and 0.06% (annualized) of average net assets of Institutional Class shares.
(e)	Annualized.
(f)	All securities whose maturity or expiration date at time of acquisition were one year or less are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	21

Beacon Funds Trust	Notes to Financial Statements
March 31, 2022 (Unaudited)

1.  ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund (each, a “Fund” and collectively, the “Funds”). The Funds are non-diversified and the primary investment objectives are to deliver capital appreciation and generate positive alpha for the Beacon Accelerated Return Strategy Fund, and capital preservation and capital appreciation for the Beacon Planned Return Strategy Fund. The Funds currently offer Institutional Class shares. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

FLEX Options are customized option contracts available through the Chicago Board Options Exchange ("CBOE"). Flexible Exchange Options are valued based on prices supplied by an independent third-party pricing service, which utilizes pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts on a given strike price.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”). Money market funds, representing short-term investments, are valued at their NAV.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

22	www.beacontrust.com

Beacon Funds Trust	Notes to Financial Statements
March 31, 2022 (Unaudited)

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2022:

BEACON ACCELERATED RETURN STRATEGY FUND
Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Purchased Option Contracts	$–	$104,768,003	$–	$104,768,003
Short Term Investments	924,920	–	–	924,920
Total	$924,920	$104,768,003	$–	$105,692,923
	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Written Option Contracts	$–	$(5,118,422)	$–	$(5,118,422)
Total	$–	$(5,118,422)	$–	$(5,118,422)

Semi-Annual Report | March 31, 2022
23

Beacon Funds Trust	Notes to Financial Statements
March 31, 2022 (Unaudited)

BEACON PLANNED RETURN STRATEGY FUND
Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Purchased Option Contracts	$–	$405,968,095	$–	$405,968,095
Short Term Investments	4,126,656	–	–	4,126,656
Total	$4,126,656	$405,968,095	$–	$410,094,751
	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Written Option Contracts	$–	$(46,735,690)	$–	$(46,735,690)
Total	$–	$(46,735,690)	$–	$(46,735,690)

There were no Level 3 securities held during the period ended March 31, 2022.

Cash & Cash Equivalents: The Funds consider their investment in a Federal Deposit Insurance Corporation ("FDIC") insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

Concentration of Credit Risk: The Funds place their cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Funds to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees' fees and expenses.

Fund Expenses: Some expenses can be directly attributed to a fund and are apportioned among the classes based on average net assets of each class.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that they will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the period ended March 31, 2022, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state and local income tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Funds’ administrator has analyzed the Funds’ tax positions and has concluded that as of March 31, 2022, no provision for income tax is required in the Funds’ financial statements related to these tax positions.

24	www.beacontrust.com

Beacon Funds Trust	Notes to Financial Statements
March 31, 2022 (Unaudited)

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date.

Distributions to Shareholders: The Funds normally pay dividends, if any, and distribute capital gains, if any, on an annual basis. Income dividend distributions are derived from interest, dividends and other income the Funds receive from their investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. A Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

COVID-19 Risk: The impact of COVID-19, (and the variants of such virus) and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

3.  DERIVATIVE INSTRUMENTS

Each Fund's principal investment strategy permits it to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency contracts, currency swaps and purchased and written options. In doing so, the Funds may employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Semi-Annual Report | March 31, 2022	25

Beacon Funds Trust	Notes to Financial Statements
March 31, 2022 (Unaudited)

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for nonhedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the U.S. Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

The Funds use FLEX Options, which are customized equity or index option contracts that trade on an exchange, but that provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. Like standardized exchange-traded options, FLEX Options are guaranteed for settlement by The Options Clearing Corporation (“OCC”), a market clearinghouse. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk. FLEX Options provide investors with the ability to customize key terms, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of Over-the-Counter (“OTC”) options positions. The Funds bear the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. In a less liquid market for the FLEX Options, the Funds may have difficulty closing out certain FLEX Options positions at desired times and prices.

Purchased Options: When the Funds purchase an option, an amount equal to the premium paid by the Funds are recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

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Beacon Funds Trust	Notes to Financial Statements
March 31, 2022 (Unaudited)

Written Options: When the Funds write an option, an amount equal to the premium received by the Funds are recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as writers of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

The average option contract notional amount during the period ended March 31, 2022, is noted below for each of the Funds.

Derivative Type	Unit of Measurement	Monthly Average
Beacon Accelerated Return Strategy Fund
Purchased Option Contracts	Notional value of contracts outstanding	$211,590,778
Written Option Contracts	Notional value of contracts outstanding	$211,590,778

Derivative Type	Unit of Measurement	Monthly Average
Beacon Planned Return Strategy Fund
Purchased Option Contracts	Notional value of contracts outstanding	$1,238,231,005
Written Option Contracts	Notional value of contracts outstanding	$1,238,231,005

Semi-Annual Report | March 31, 2022	27

Beacon Funds Trust	Notes to Financial Statements
March 31, 2022 (Unaudited)

Derivative Instruments: The following tables disclose the amounts related to the Funds’ use of derivative instruments.

The effect of derivative instruments on the Statements of Assets and Liabilities as of March 31, 2022:

Risk Exposure	Statements of Assets and Liabilities Location	Fair Value of Asset Derivatives	Statements of Assets and Liabilities Location	Fair Value of Liability Derivatives
Beacon Accelerated Return Strategy Fund
Equity Contracts (Purchased Options/ Written Options)	Investments, at value	$104,768,003	Written Options, at value	$5,118,422
		$104,768,003		$5,118,422

Beacon Planned Return Strategy Fund
Equity Contracts (Purchased Options/ Written Options)	Investments, at value	$405,968,095	Written Options, at value	$46,735,690
		$405,968,095		$46,735,690

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Beacon Funds Trust	Notes to Financial Statements
March 31, 2022 (Unaudited)

The effect of derivative instruments on the Statements of Operations for the period ended March 31, 2022:

Risk Exposure	Statements of Operations Location	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income
Beacon Accelerated Return Strategy Fund
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/ (depreciation) on investments	$13,576,873	$(4,324,247)
Equity Contracts (Written Options)	Net realized gain/(loss) on written option contracts/Net change in unrealized appreciation/ (depreciation) on written option contracts	(6,073,939)	2,787,598
Total		$7,502,934	$(1,536,649)
Beacon Planned Return Strategy Fund
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/ (depreciation) on investments	$45,541,003	$(30,601,266)
Equity Contracts (Written Options)	Net realized gain/(loss) on written option contracts/Net change in unrealized appreciation/ (depreciation) on written option contracts	(25,310,702)	25,217,746
Total		$20,230,301	$(5,383,520)

4.  TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of the date of the semi-annual report.

Semi-Annual Report | March 31, 2022	29

Beacon Funds Trust	Notes to Financial Statements
March 31, 2022 (Unaudited)

The tax character of distributions paid during the fiscal year ended September 30, 2021, were as follows:

	Ordinary Income	Long-Term Capital Gains
Beacon Accelerated Return Strategy Fund	$2,817,768	$6,280,736
Beacon Planned Return Strategy Fund	4,302,404	11,786,530

	Ordinary Income	Long-Term Capital Gains
Beacon Accelerated Return Strategy Fund	$1,155,236	$3,866,468
Beacon Planned Return Strategy Fund	5,690,489	13,822,974

	Paid-in Capital	Distributable Earnings
Beacon Accelerated Return Strategy Fund	$49	$(49)
Beacon Planned Return Strategy Fund	199	(199)

Unrealized Appreciation and Depreciation on Investments and Derivative Instruments: As of March 31, 2022, the aggregate costs of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation of instruments and derivative instruments for federal tax purposes were as follows:

	Beacon Accelerated Return Strategy Fund	Beacon Planned Return Strategy Fund
Gross unrealized appreciation (excess of value over tax cost)(a)	$6,123,029	$36,096,065
Gross unrealized depreciation (excess of tax cost over value)(a)	(1,614,853)	(24,394,375)
Net unrealized appreciation	$4,508,176	$11,701,690
Cost of investments for income tax purposes	$101,355,452	$407,704,403

(a)	Includes appreciation/(depreciation) on written options.

Mark to market adjustments are not included in calculating tax cost and appreciation and depreciation for the semi-annual report.

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Beacon Funds Trust	Notes to Financial Statements
March 31, 2022 (Unaudited)

5.  SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the period ended March 31, 2022, were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Beacon Accelerated Return Strategy Fund	$–	$–
Beacon Planned Return Strategy Fund	–	–

6.  BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Funds nor any of their creditors have the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Shares redeemed within 60 days of purchase may incur a 2.00% short-term redemption fee deducted from the redemption amount. For the period ended March 31, 2022, the redemption fees charged by the Funds, if any, are presented in the Statements of Changes in Net Assets.

Semi-Annual Report | March 31, 2022	31

Beacon Funds Trust	Notes to Financial Statements
March 31, 2022 (Unaudited)

Transactions in common shares were as follows:

	For the Six Months Ended March 31, 2022 (Unaudited)	For the Year Ended September 30, 2021
Beacon Accelerated Return Strategy Fund
Institutional Class
Shares sold	503,538	515,974
Shares issued in reinvestment of distributions to shareholders	2,437,075	833,801
Shares redeemed	(2,922,308)	(1,885,282)
Net increase/(decrease) in shares outstanding	18,305	(535,507)

Beacon Planned Return Strategy Fund
Institutional Class
Shares sold	4,361,036	3,587,643
Shares issued in reinvestment of distributions to shareholders	4,113,756	1,355,260
Shares redeemed	(5,107,908)	(2,409,719)
Net increase in shares outstanding	3,366,884	2,533,184

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 97% of the outstanding shares of the Beacon Accelerated Return Strategy Fund are held by one omnibus account. Approximately 87% of the outstanding shares of the Beacon Planned Return Strategy Fund are owned by one omnibus account. Share transaction activities of these shareholders could have a material impact on the Funds.

7.  MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Beacon Investment Advisory Services, Inc. (the “Adviser”), subject to the authority of the Board, is responsible for the management of the Funds’ portfolios. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objectives, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, each Fund pays the Adviser an annual management fee that is based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The contractual management fee rate is 1.00% based on average daily net assets for the Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund. The current term of the Advisory Agreement is one year. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of a Fund may terminate the Advisory Agreement upon 30 days’ written notice. The Adviser may terminate the Advisory Agreement upon 60 days’ notice.

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Beacon Funds Trust	Notes to Financial Statements
March 31, 2022 (Unaudited)

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of each Fund’s Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to an annual rate of 1.40% of the Beacon Accelerated Return Strategy Fund’s average daily net assets for the Institutional Class shares and 1.40% of the Beacon Planned Return Strategy Fund’s average daily net assets for the Institutional Class shares. The Fee Waiver Agreement shall continue at least through January 31, 2023, and will automatically continue upon annual approval of the Board for successive twelve-month periods unless (i) it is terminated earlier by the Board, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. Except due to the Adviser’s notice of non-renewal, the Fee Waiver Agreement may only be amended or terminated with the approval of the Board. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement (whether through a reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Funds will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee or expense was reduced, as calculated on a monthly basis. There were no fees waived or reimbursed for the period ended March 31, 2022.

Administrator: SS&C ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to each Fund. The Funds have agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assist in each Fund’s operations. Each Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Funds for the period ended March 31, 2022, are disclosed in the Statements of Operations. ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer agent for each Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides Chief Compliance Officer services to each Fund to monitor and test the policies and procedures of each Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of each Fund are offered on a continuous basis through the Distributor, as agent of the Funds. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Funds’ principal underwriter pursuant to the Distribution Agreement.

Semi-Annual Report | March 31, 2022	33

Beacon Funds Trust	Notes to Financial Statements
March 31, 2022 (Unaudited)

Each Fund has adopted a shareholder services plan (“Shareholder Services Plan”) for its Institutional Class. Under the Shareholder Services Plan each Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net assets of each Fund’s Institutional Class shares, respectively, to Participating Organizations as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Shareholder Services Plan fees paid by the Funds are disclosed in the Statements of Operations.

8.  TRUSTEES

As of March 31, 2022, there were four Trustees, each of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers will receive a quarterly retainer of $13,500, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $3,250. The Independent Trustees and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Officers of the Trust receive no salary or fees from the Trust. As discussed in Note 7 the Fund pays ALPS an annual fee for compliance services.

9.  INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. RECENT ACCOUNTING PRONOUNCEMENT

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements for determining fair value in good faith for purposes of the 1940 Act. In connection with the adoption of Rule 2a-5, the SEC also adopted Rule 31a-4 under the 1940 Act, which provides the recordkeeping requirements associated with fair value determinations. Compliance with both Rules 2a-5 and 31a-4 will be effective on September 8, 2022. Management is currently evaluating the impact of the adoption of Rules 2a-5 and 31a-4 on the Funds’ financial statements and disclosures.

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

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Beacon Funds Trust	Additional Information
March 31, 2022 (Unaudited)

1.  PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Funds (toll-free) at 1-844-894-9222 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Funds (toll-free) at 1-844-894-9222 or (ii) on the SEC’s website at http://www.sec.gov.

2.  PORTFOLIO HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are also available upon request, without charge, by calling (toll-free) 1-866-377-8090 or by writing to Beacon Trust at 163 Madison Avenue, Suite 600, Morristown, New Jersey 07960.

Semi-Annual Report | March 31, 2022	35

This material must be preceded by a prospectus.

The Beacon Funds are distributed by ALPS Distributors, Inc.

CARRET
Asset Management

SEMI-ANNUAL

March 31, 2022

Kansas Tax-Exempt Bond Fund | Institutional Class (SEKSX)
Kansas Tax-Exempt Bond Fund | Class A (IKSTX)

Portfolio Update	1
Disclosure of Fund Expenses	3
Portfolio of Investments	4
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Additional Information	21

Carret Kansas Tax-Exempt Bond Fund	Portfolio Update

March 31, 2022 (Unaudited)

Average Annual Total Returns (as of March 31, 2022)

	1 Year	5 Year	10 Year	Since Inception*
Carret Kansas Tax-Exempt Bond Fund - Institutional Class	-4.72%	1.62%	2.18%	4.21%
Carret Kansas Tax-Exempt Bond Fund – Class A (NAV)	-4.95%	1.32%	1.83%	3.87%
Carret Kansas Tax-Exempt Bond Fund – Class A (MOP)	-8.96%	0.45%	1.39%	3.73%
Bloomberg Barclays US Municipal Bond: 7 Year (6-8) Index(a)	-4.85%	2.04%	2.38%	2.42%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (833) 287-7933.

*	The Fund commenced operations on May 22, 2007. The Predecessor Fund, American Independence Kansas Tax-Exempt Bond Fund was reorganized into the Fund on September 14, 2018. Fund performance prior to September 24, 2018 is reflective of the past performance of the Predecessor Fund. The Institutional Class of the Predecessor Fund commenced operations on December 10, 1990. Class A of the Predecessor Fund commenced operations on August 6, 2002.

(a)	The Bloomberg Barclays 7-Year US Municipal Bond Index is a total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6 to 8 years.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 4.25%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund’s Institutional Class and Class A shares (as reported in the January 28, 2022 Prospectus) are 0.56% and 0.48% and 0.87% and 0.73%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2023.

Semi-Annual Report | March 31, 2022	1

Carret Kansas Tax-Exempt Bond Fund	Portfolio Update

March 31, 2022 (Unaudited)

Performance of $3,000,000 Initial Investment (as of March 31, 2022)

The graph shown above represents historical performance of a hypothetical investment of $3,000,000 in the Institutional Class. Due to differing expenses, performance of Class A will vary. Past performance does not guarantee future results. Returns do not reflect the deduction of fees, sales charges, or taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Diversification (% of Net Assets as of March 31, 2022)

Carret Kansas Tax-Exempt Bond Fund	Disclosure of Fund Expenses

March 31, 2022 (Unaudited)

Examples. As a shareholder of the Carret Kansas Tax-Exempt Bond Fund, you incur two types of costs: (1) transaction costs, (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on October 1, 2021 and held through March 31, 2022.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period October 1, 2021 – March 31, 2022.” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Expense Ratio(a)	Expenses Paid During Period October 1, 2021 - March 31, 2022(b)
Carret Kansas Tax-Exempt Bond Fund
Institutional Class
Actual	$1,000.00	$946.80	0.48%	$2.33
Hypothetical (5% return before expenses)	$1,000.00	$1,022.54	0.48%	$2.42

Class A
Actual	$1,000.00	$945.60	0.73%	$3.54
Hypothetical (5% return before expenses)	$1,000.00	$1,021.29	0.73%	$3.68

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses after any applicable waivers and reimbursements.
(b)	Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

Semi-Annual Report | March 31, 2022	3

Carret Kansas Tax-Exempt Bond Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

	Principal Amount	Value (Note 2)
MUNICIPAL BONDS (98.41%)
Education (45.93%)(a)
Allen County Unified School District No. 257, General Obligation Unlimited Bonds
3.000%, 09/01/2043	$2,415,000	$2,342,861
Barton Community College, Certificate Participation Bonds
4.000%, 12/01/2032	555,000	589,922
4.000%, 12/01/2034	250,000	266,203
Bourbon County Unified School District No. 234-Fort Scott, General Obligation Unlimited Bonds
5.000%, 09/01/2025	355,000	380,084
Butler County Unified School District No. 206 Remington, General Obligation Unlimited Bonds
3.000%, 09/01/2034	1,000,000	1,005,678
3.000%, 09/01/2035	510,000	512,485
Butler County Unified School District No. 375 Circle, General Obligation Unlimited Bonds
3.000%, 09/01/2035	750,000	772,449
Butler County Unified School District No. 385 Andover, General Obligation Unlimited Bonds
4.000%, 09/01/2030	690,000	751,669
4.000%, 09/01/2031	500,000	542,298
5.000%, 09/01/2032	2,750,000	3,157,789
5.000%, 09/01/2034	2,000,000	2,296,574
Butler County Unified School District No. 490 El Dorado, General Obligation Unlimited Bonds
4.000%, 09/01/2034	1,000,000	1,067,686
4.000%, 09/01/2036	500,000	531,901
Douglas County Unified School District No. 497 Lawrence, General Obligation Unlimited Bonds
4.000%, 09/01/2031	1,500,000	1,626,894
4.000%, 09/01/2033	500,000	522,186
Finney County Unified School District No. 457 Garden City, General Obligation Unlimited Bonds
4.000%, 09/01/2031	1,500,000	1,605,647
5.000%, 09/01/2027	800,000	898,855
Ford County Unified School District No. 443 Dodge City, General Obligation Unlimited Bonds
4.000%, 03/01/2030	1,150,000	1,254,280
4.000%, 03/01/2034	1,000,000	1,090,678
Franklin County Unified School District No. 289 Wellsville, General Obligation Unlimited Bonds
4.000%, 09/01/2030	645,000	722,481
Franklin County Unified School District No. 290 Ottawa, General Obligation Unlimited Bonds
4.000%, 09/01/2040	250,000	266,457
5.000%, 09/01/2031	1,715,000	1,884,132
5.000%, 09/01/2032	150,000	164,793
5.000%, 09/01/2033	1,000,000	1,098,619
Geary County Unified School District No. 475, General Obligation Unlimited Bonds
3.000%, 09/01/2033	1,000,000	1,035,202
4.000%, 09/01/2038	2,000,000	2,131,657
4.000%, 09/01/2043	1,000,000	1,065,829
Johnson & Miami Counties Unified School District No. 230 Spring Hills, General Obligation Unlimited Bonds
4.000%, 09/01/2031	400,000	432,498
4.000%, 09/01/2033	1,000,000	1,067,254
4.000%, 09/01/2035	1,000,000	1,063,372
5.000%, 09/01/2030	1,970,000	2,219,632
Johnson County Unified School District No. 229 Blue Valley, General Obligation Unlimited Bonds
3.000%, 10/01/2032	1,155,000	1,196,661
Johnson County Unified School District No. 232 De Soto, General Obligation Unlimited Bonds
4.000%, 09/01/2031	1,165,000	1,286,799
4.000%, 09/01/2032	1,745,000	1,921,536
Johnson County Unified School District No. 233 Olathe, General Obligation Unlimited Bonds
2.000%, 09/01/2030	750,000	717,189
4.000%, 09/01/2031	1,000,000	1,076,813
4.000%, 09/01/2033	905,000	962,949
4.000%, 09/01/2035	790,000	843,351

See Notes to Financial Statements.

Carret Kansas Tax-Exempt Bond Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

	Principal Amount	Value (Note 2)
Education (continued)
4.000%, 09/01/2036	$480,000	$512,416
Johnson County Unified School District No. 512 Shawnee Mission, General Obligation Unlimited Bonds
3.000%, 10/01/2039	2,000,000	2,017,151
4.000%, 10/01/2035	425,000	478,017
5.000%, 10/01/2032	1,000,000	1,100,862
Kansas City Kansas Community College Auxiliary Enterprise System, Revenue Bonds
4.000%, 09/01/2032	140,000	149,654
4.000%, 09/01/2033	100,000	106,721
Kansas Development Finance Authority, Revenue Bonds
2.000%, 05/01/2031	630,000	600,008
2.000%, 06/01/2032	1,000,000	903,396
2.000%, 05/01/2033	800,000	745,959
3.000%, 05/01/2030	450,000	451,281
4.000%, 03/01/2028	610,000	628,068
Leavenworth County Unified School District No. 453, General Obligation Unlimited Bonds
4.000%, 09/01/2036	1,000,000	1,080,314
Leavenworth County Unified School District No. 458, General Obligation Unlimited Bonds
5.000%, 09/01/2037	1,165,000	1,340,972
5.000%, 09/01/2038	1,000,000	1,151,049
Leavenworth County Unified School District No. 464, General Obligation Unlimited Bonds
4.000%, 09/01/2034	675,000	718,309
4.000%, 09/01/2036	465,000	493,632
Lyon County Unified School District No. 253 Emporia, General Obligation Unlimited Bonds
3.000%, 09/01/2044	1,000,000	965,250
4.000%, 09/01/2030	325,000	353,701
Miami County Unified School District No. 416 Louisburg, General Obligation Unlimited Bonds
3.000%, 09/01/2035	500,000	509,697
Montgomery County Unified School District No. 446 Independence, General Obligation Unlimited Bonds
5.000%, 09/01/2030	1,715,000	1,928,460
Riley County Unified School District No. 378 Riley, General Obligation Unlimited Bonds
3.000%, 09/01/2039	925,000	916,871
Riley County Unified School District No. 383 Manhattan-Ogden, General Obligation Unlimited Bonds
5.000%, 09/01/2028	1,220,000	1,372,398
Saline County Unified School District No. 305 Salina, General Obligation Unlimited Bonds
4.000%, 09/01/2034	440,000	484,038
Scott County Unified School District No. 466 Scott City, General Obligation Unlimited Bonds
4.000%, 09/01/2037	1,000,000	1,065,829
Sedgwick County Unified School District No. 260 Derby, General Obligation Unlimited Bonds
3.500%, 10/01/2036	845,000	870,026
Sedgwick County Unified School District No. 262 Valley Center, General Obligation Unlimited Bonds
4.000%, 09/01/2030	500,000	524,111
5.000%, 09/01/2033	750,000	803,728
Sedgwick County Unified School District No. 264 Clearwater, General Obligation Unlimited Bonds
4.000%, 09/01/2029	530,000	570,943
Sedgwick County Unified School District No. 265 Goddard, General Obligation Unlimited Bonds
5.000%, 10/01/2024	370,000	397,638
Sedgwick County Unified School District No. 266 Maize, General Obligation Unlimited Bonds
4.000%, 09/01/2032	750,000	813,050
Sedgwick County Unified School District No. 267 Renwick, General Obligation Unlimited Bonds
4.000%, 11/01/2033	350,000	376,792
4.000%, 11/01/2034	425,000	454,791
4.000%, 11/01/2035	635,000	679,511
Sedgwick County Unified School District No. 268 Cheney, General Obligation Unlimited Bonds
3.000%, 09/01/2029	615,000	624,189
Seward County Unified School District No. 480 Liberal, General Obligation Unlimited Bonds
4.000%, 09/01/2028	1,000,000	1,081,982
4.000%, 09/01/2032	500,000	536,057

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	5

Carret Kansas Tax-Exempt Bond Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

	Principal Amount	Value (Note 2)
Education (continued)
5.000%, 09/01/2029	$2,390,000	$2,625,700
Sumner County Unified School District No. 353 Wellington, General Obligation Unlimited Bonds
5.000%, 09/01/2026	230,000	240,387
University of Kansas Hospital Authority, Revenue Bonds
5.000%, 09/01/2028	250,000	273,530
5.000%, 09/01/2030	350,000	382,218
5.000%, 09/01/2031	500,000	545,681
Washburn University/Topeka, Revenue Bonds
4.000%, 07/01/2041	330,000	341,801
5.000%, 07/01/2035	500,000	538,081
Wyandotte County Unified School District No. 202 Turner, General Obligation Unlimited Bonds
4.000%, 09/01/2038	1,225,000	1,280,975
4.000%, 09/01/2039	400,000	417,668
Wyandotte County Unified School District No. 203 Piper, General Obligation Unlimited Bonds
5.000%, 09/01/2038	1,000,000	1,155,902
Wyandotte County Unified School District No. 500 Kansas City, General Obligation Unlimited Bonds
5.000%, 09/01/2030	500,000	559,767
Total Education		78,541,944

General Obligation (31.48%)(a)
Abilene Public Building Commission, Revenue Bonds
4.000%, 12/01/2029	325,000	353,861
4.000%, 12/01/2031	445,000	480,591
Ashland Public Building Commission, Revenue Bonds
5.000%, 09/01/2035	720,000	739,307
City of Arkansas City, General Obligation Unlimited Bonds
2.000%, 08/01/2035	1,000,000	882,363
City of Concordia, General Obligation Unlimited Bonds
2.000%, 11/01/2038	350,000	296,119
2.000%, 11/01/2039	355,000	294,412
2.000%, 11/01/2040	365,000	299,341
City of Dodge City Local Option Sales Tax, Revenue Bonds
4.000%, 06/01/2024	230,000	239,595
City of Garden City, General Obligation Unlimited Bonds
3.000%, 11/01/2028	950,000	978,362
City of Haysville, Certificate Participation Bonds
4.125%, 11/01/2032	460,000	461,582
City of Lawrence, General Obligation Unlimited Bonds
4.000%, 09/01/2030	470,000	507,130
4.000%, 09/01/2031	445,000	479,376
City of Leawood, General Obligation Unlimited Bonds
4.000%, 09/01/2029	300,000	336,930
City of Lenexa, General Obligation Unlimited Bonds
3.000%, 09/01/2033	1,560,000	1,618,886
City of Manhattan, General Obligation Unlimited Bonds
4.000%, 11/01/2031	400,000	446,048
5.000%, 11/01/2025	570,000	629,370
5.000%, 11/01/2029	800,000	948,757
City of Merriam, General Obligation Unlimited Bonds
5.000%, 10/01/2027	1,670,000	1,927,206
City of Olathe, General Obligation Unlimited Bonds
3.000%, 10/01/2033	1,000,000	1,034,823
4.000%, 10/01/2028	1,315,000	1,425,819
City of Overland Park, General Obligation Unlimited Bonds
4.000%, 09/01/2030	2,230,000	2,521,438
4.000%, 09/01/2037	475,000	537,731
4.000%, 09/01/2038	475,000	536,368

See Notes to Financial Statements.

Carret Kansas Tax-Exempt Bond Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

	Principal Amount	Value (Note 2)
General Obligation (continued)
4.000%, 09/01/2039	$350,000	$394,223
City of Park City, General Obligation Unlimited Bonds
5.375%, 12/01/2025	5,000	5,017
City of Salina, General Obligation Unlimited Bonds
3.000%, 10/01/2033	620,000	624,216
3.000%, 10/01/2036	680,000	685,594
City of Shawnee, General Obligation Unlimited Bonds
4.000%, 12/01/2027	425,000	447,496
City of Spring Hill, General Obligation Unlimited Bonds
4.000%, 09/01/2029	810,000	885,419
City of Wichita, Revenue Bonds
5.000%, 09/01/2030	1,000,000	1,144,982
City of Wichita, General Obligation Unlimited Bonds
2.000%, 06/01/2035	400,000	355,066
3.000%, 06/01/2029	515,000	534,481
3.000%, 10/01/2030	720,000	739,609
3.000%, 06/01/2032	1,000,000	1,033,457
4.000%, 12/01/2029	250,000	251,738
4.000%, 06/01/2030	820,000	891,753
5.000%, 12/01/2025	500,000	554,312
County of Clay, General Obligation Unlimited Bonds
4.000%, 10/01/2036	750,000	787,634
County of Geary, General Obligation Unlimited Bonds
4.000%, 09/01/2030	415,000	444,708
County of Johnson, General Obligation Unlimited Bonds
4.000%, 09/01/2028	1,125,000	1,200,975
4.000%, 09/01/2035	1,525,000	1,654,009
County of Linn, General Obligation Unlimited Bonds
4.000%, 07/01/2032	505,000	552,467
County of Saline, General Obligation Unlimited Bonds
4.000%, 09/01/2029	765,000	855,841
Johnson County Public Building Commission, Revenue Bonds
3.000%, 09/01/2030	790,000	821,291
4.000%, 09/01/2029	650,000	699,645
4.000%, 09/01/2030	500,000	537,098
4.000%, 09/01/2031	1,500,000	1,607,380
Kansas Development Finance Authority, Revenue Bonds
2.000%, 11/01/2033	950,000	851,187
2.000%, 11/01/2034	975,000	857,632
4.000%, 11/01/2030	800,000	872,549
4.000%, 11/01/2031	1,100,000	1,191,353
5.000%, 04/01/2026	1,485,000	1,530,189
5.000%, 09/01/2026	630,000	706,435
5.000%, 04/01/2030	655,000	674,146
5.000%, 04/01/2034	2,000,000	2,057,663
Oak Park Mall Transportation Development District Sales Tax, Revenue Bonds
5.900%, 04/01/2032	700,000	691,064
Saline County Public Building Commission, Revenue Bonds
2.000%, 09/01/2033	200,000	179,251
2.000%, 09/01/2034	225,000	198,251
2.000%, 09/01/2035	220,000	189,064
Unified Government of Greeley County, General Obligation Unlimited Bonds
4.000%, 12/01/2029	250,000	267,541
4.000%, 12/01/2032	100,000	107,016
Wyandotte County-Kansas City Unified Government, General Obligation Unlimited Bonds
2.000%, 08/01/2033	1,000,000	885,629
4.000%, 08/01/2029	685,000	747,367

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	7

Carret Kansas Tax-Exempt Bond Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

	Principal Amount	Value (Note 2)
General Obligation (continued)
4.000%, 08/01/2030	$2,105,000	$2,306,600
4.000%, 08/01/2031	930,000	937,760
4.000%, 08/01/2032	1,000,000	1,099,034
5.000%, 08/01/2025	815,000	893,821
Wyandotte County-Kansas City Unified Government, Revenue Bonds
4.875%, 10/01/2028	315,000	301,555
5.000%, 12/01/2023	570,000	594,738
Total General Obligation		53,823,671

Health Care (2.11%)
City of Olathe, Revenue Bonds
4.000%, 09/01/2030	295,000	295,481
Kansas Development Finance Authority, Revenue Bonds
5.000%, 11/15/2032	1,500,000	1,506,821
5.000%, 11/15/2034	350,000	351,576
Lyon County Public Building Commission, Revenue Bonds
5.000%, 12/01/2035	1,335,000	1,462,637
Total Health Care		3,616,515

Public Services (1.03%)
Johnson County Park & Recreation District, Certificate Participation Bonds
3.000%, 09/01/2028	1,165,000	1,202,911
3.000%, 09/01/2029	535,000	550,893
Total Public Services		1,753,804

Transportation (9.79%)
Kansas Turnpike Authority, Revenue Bonds
5.000%, 09/01/2030	1,000,000	1,190,223
5.000%, 09/01/2031	630,000	748,580
5.000%, 09/01/2032	500,000	593,216
5.000%, 09/01/2036	1,000,000	1,181,998
5.000%, 09/01/2037	1,000,000	1,182,057
5.000%, 09/01/2038	1,150,000	1,359,197
State of Kansas Department of Transportation, Revenue Bonds
5.000%, 09/01/2028	1,500,000	1,717,474
5.000%, 09/01/2029	1,000,000	1,094,811
5.000%, 09/01/2031	3,020,000	3,447,901
5.000%, 09/01/2032	500,000	570,297
5.000%, 09/01/2034	3,260,000	3,654,101
Total Transportation		16,739,855

Utilities (8.07%)
City of Lawrence Water & Sewage System, Revenue Bonds
4.000%, 11/01/2032	1,180,000	1,344,147
4.000%, 11/01/2038	1,000,000	1,061,616
City of McPherson Water System, Revenue Bonds
2.000%, 10/01/2038	440,000	353,732
City of Olathe Water & Sewer System, Revenue Bonds
2.000%, 07/01/2034	540,000	484,787
2.000%, 07/01/2035	550,000	485,662
3.000%, 07/01/2030	675,000	694,657
3.000%, 07/01/2031	555,000	568,935
3.000%, 07/01/2032	745,000	761,011
3.000%, 07/01/2033	755,000	770,321
4.000%, 07/01/2024	250,000	259,307

See Notes to Financial Statements.

Carret Kansas Tax-Exempt Bond Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

	Principal Amount	Value (Note 2)
Utilities (continued)
City of Topeka Combined Utility, Revenue Bonds
2.000%, 08/01/2043	$1,070,000	$793,461
City of Wichita Water & Sewer Utility, Revenue Bonds
3.000%, 10/01/2029	1,180,000	1,217,340
3.375%, 10/01/2039	1,000,000	1,026,748
Kansas Power Pool, Revenue Bonds
5.000%, 12/01/2028	700,000	767,760
Wyandotte County-Kansas City Unified Government Utility System, Revenue Bonds
3.000%, 09/01/2035	250,000	253,935
3.000%, 09/01/2040	250,000	250,610
5.000%, 09/01/2031	1,350,000	1,486,143
5.000%, 09/01/2032	1,090,000	1,106,903
5.000%, 09/01/2033	100,000	109,309
Total Utilities		13,796,384

TOTAL MUNICIPAL BONDS
(Cost $171,289,678)		168,272,173

	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.10%)
Money Market Fund (1.10%)
First American Treasury Obligations Fund, Class X (0.010%, 7-Day Yield)	1,879,669	$1,879,669
Total Money Market Fund		1,879,669

TOTAL SHORT TERM INVESTMENTS
(Cost $1,879,669)		1,879,669

TOTAL INVESTMENTS (99.51%)
(Cost $173,169,347)		$170,151,842

OTHER ASSETS IN EXCESS OF LIABILITIES (0.49%)		844,314

NET ASSETS (100.00%)		$170,996,156

(a)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	9

Carret Kansas Tax-Exempt Bond Fund	Statement of Assets and Liabilities

March 31, 2022 (Unaudited)

ASSETS:
Investments, at value (Cost $173,169,347)	$170,151,842
Receivable for investments sold	60
Receivable for shares sold	115,952
Dividends and interest receivable	1,212,392
Other assets	14,270
Total Assets	171,494,516

LIABILITIES:
Distributions payable	269,413
Payable for administration and transfer agent fees	107,808
Payable for shares redeemed	5,142
Payable to adviser	58,149
Payable for distribution fees	968
Payable for printing fees	4,721
Payable for professional fees	15,460
Payable for trustees' fees and expenses	13,198
Payable to Chief Compliance Officer fees	9,284
Accrued expenses and other liabilities	14,217
Total Liabilities	498,360
NET ASSETS	$170,996,156

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$173,938,564
Total distributable earnings/(deficit)	(2,942,408)
NET ASSETS	$170,996,156

PRICING OF SHARES
Institutional Class:
Net Asset Value, offering and redemption price per share	$10.41
Net Assets	$168,659,648
Shares of beneficial interest outstanding	16,205,533
Class A :
Net Asset Value, offering and redemption price per share	$10.41
Net Assets	$2,336,508
Shares of beneficial interest outstanding	224,466
Maximum offering price per share(a)	$10.84

(a)	Net Asset Value/100% minus maximum sales charge of net asset value, 4.25% for the Fund, adjusted to the nearest cent.

See Notes to Financial Statements.

Carret Kansas Tax-Exempt Bond Fund	Statement of Operations

For the Six Months Ended March 31, 2022 (Unaudited)

INVESTMENT INCOME:
Dividends	$318
Interest	2,016,977
Total Investment Income	2,017,295

EXPENSES:
Investment advisory fees (Note 6)	273,431
Administration fees	132,531
Distribution fees
Class A	3,449
Custody fees	7,077
Legal fees	11,474
Audit and tax fees	8,912
Transfer agent fees	28,708
Trustees' fees and expenses	9,354
Registration and filing fees	16,057
Printing fees	2,263
Chief Compliance Officer fees	18,387
Insurance fees	3,165
Other expenses	4,194
Total Expenses	519,002
Less fees waived/reimbursed by investment adviser (Note 6)
Institutional Class	(75,912)
Class A	(2,394)
Total fees waived/reimbursed by investment adviser	(78,306)
Net Expenses	440,696
NET INVESTMENT INCOME	1,576,599

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(6,086)
Net realized loss	(6,086)
Change in unrealized appreciation/(depreciation) on:
Investments	(11,478,117)
Net change	(11,478,117)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(11,484,203)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,907,604)

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	11

Carret Kansas Tax-Exempt Bond Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2022 (Unaudited)	For the Year Ended September 30, 2021
OPERATIONS:
Net investment income	$1,576,599	$3,404,733
Net realized gain/(loss) on investments	(6,086)	145,848
Net change in unrealized depreciation on investments	(11,478,117)	(1,133,686)
Net increase/(decrease) in net assets resulting from operations	(9,907,604)	2,416,895

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(1,699,999)	(3,345,813)
Class A	(22,429)	(64,242)
Total distributions	(1,722,428)	(3,410,055)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Institutional Class
Shares sold	12,579,779	26,301,217
Dividends reinvested	199,384	158,569
Shares redeemed	(12,899,970)	(24,058,508)
Net increase/(decrease) from beneficial share transactions	(120,807)	2,401,278
Class A
Shares sold	8,635	31,729
Dividends reinvested	15,683	50,632
Shares redeemed	(1,343,086)	(504,900)
Net decrease from beneficial share transactions	(1,318,768)	(422,539)
Net increase/(decrease) in net assets	(13,069,607)	985,579

NET ASSETS:
Beginning of period	184,065,763	183,080,184
End of period	$170,996,156	$184,065,763

See Notes to Financial Statements.

Carret Kansas Tax-Exempt Bond Fund	Financial Highlights

Institutional Class	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$11.10		$11.16	$10.97	$10.59	$10.88		$11.09	$11.11

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.09		0.20	0.24	0.28	0.27		0.32	0.33
Net realized and unrealized gain/(loss) on investments	(0.68)		(0.06)	0.21	0.42	(0.29)		(0.21)	(0.02)
Total from investment operations	(0.59)		0.14	0.45	0.70	(0.02)		0.11	0.31

LESS DISTRIBUTIONS:
From net investment income	(0.09)		(0.20)	(0.24)	(0.28)	(0.27)		(0.32)	(0.33)
From net realized gains on investments	(0.01)		0.00 (c)	(0.02)	(0.04)	–		–	–
Total Distributions	(0.10)		(0.20)	(0.26)	(0.32)	(0.27)		(0.32)	(0.33)
NET INCREASE/(DECREASE) IN NET ASSET
VALUE	(0.69)		(0.06)	0.19	0.38	(0.29)		(0.21)	(0.02)
NET ASSET VALUE, END OF PERIOD	$10.41		$11.10	$11.16	$10.97	$10.59		$10.88	$11.09

TOTAL RETURN(d)	(5.32%)		1.30%	4.17%	6.77%	(0.15%)		1.04%	2.80%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$168,660		$180,253	$178,827	$179,409	$133,235		$167,374	$190,780

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.56	%(e)	0.56%	0.57%	0.55%	0.75	%(e)	0.61%	0.60%
Operating expenses including reimbursement/waiver	0.48	%(e)	0.48%	0.48%	0.48%	0.56	%(e)	0.48%	0.48%
Net investment income including reimbursement/waiver	1.73	%(e)	1.83%	2.17%	2.62%	2.80	%(e)	2.95%	2.94%

PORTFOLIO TURNOVER RATE(f)	5%		8%	16%	12%	14%		9%	10%

(a)	Effective September 24, 2018, the accounting predecessor to the Carret Kansas Tax-Exempt Bond Fund merged with and into a clone series of ALPS Series Trust. In connection with the merger, the fiscal year-end changed from October 31 to September 30.
(b)	Per share amounts are based upon average shares outstanding, unless otherwise noted.
(c)	Less than $0.005 per share.
(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	13

Carret Kansas Tax-Exempt Bond Fund	Financial Highlights

Class A	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$11.10		$11.16	$10.97	$10.59	$10.88		$11.09	$11.11

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.08		0.18	0.21	0.26	0.24		0.28	0.29
Net realized and unrealized gain/(loss) on investments	(0.68)		(0.06)	0.21	0.42	(0.29)		(0.21)	(0.02)
Total from investment operations	(0.60)		0.12	0.42	0.68	(0.05)		0.07	0.27

LESS DISTRIBUTIONS:
From net investment income	(0.08)		(0.18)	(0.21)	(0.26)	(0.24)		(0.28)	(0.29)
From net realized gains on investments	(0.01)		0.00 (d)	(0.02)	(0.04)	–		–	–
Total Distributions	(0.09)		(0.18)	(0.23)	(0.30)	(0.24)		(0.28)	(0.29)
NET INCREASE/(DECREASE) IN NET ASSET
VALUE	(0.69)		(0.06)	0.19	0.38	(0.29)		(0.21)	(0.02)
NET ASSET VALUE, END OF PERIOD	$10.41		$11.10	$11.16	$10.97	$10.59		$10.88	$11.09

TOTAL RETURN(e)	(5.44%)		1.05%	3.91%	6.50%	(0.51%)		0.65%	2.41%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$2,337		$3,813	$4,253	$4,145	$4,748		$11,462	$11,509

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.90	%(f)	0.87%	0.86%	0.88%	1.25	%(f)	1.11%	1.10%
Operating expenses including reimbursement/waiver	0.73	%(f)	0.73%	0.73%	0.73%	0.94	%(f)	0.87%	0.87%
Net investment income including reimbursement/waiver	1.48	%(f)	1.58%	1.92%	2.40%	2.43	%(f)	2.56%	2.55%

PORTFOLIO TURNOVER RATE(g)	5%		8%	16%	12%	14%		9%	10%

(a)	Effective September 24, 2018, the accounting predecessor to the Carret Kansas Tax-Exempt Bond Fund merged with and into a clone series of ALPS Series Trust. In connection with the merger, the fiscal year-end changed from October 31 to September 30.
(b)	Class C shares were merged into Class A on September 24, 2018. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.
(c)	Per share amounts are based upon average shares outstanding, unless otherwise noted.
(d)	Less than $0.005 per share.
(e)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Carret Kansas Tax-Exempt Bond Fund	Notes to Financial Statements

March 31, 2022 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes the Carret Kansas Tax-Exempt Bond Fund (the “Fund” or “Kansas Tax-Exempt Bond Fund”) formally known as the American Independence Kansas Tax-Exempt Bond Fund. On September 13, 2019, Carret Asset Management, LLC (the “Adviser” or “Carret") became the adviser to the Kansas Tax-Exempt Bond Fund, changing the Fund’s name from American Independence to Carret. The Fund’s investment objective is to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. The Fund currently offers Institutional Class Shares and Class A Shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”). Money market funds, representing short-term investments, are valued at their NAV.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Semi-Annual Report | March 31, 2022	15

Carret Kansas Tax-Exempt Bond Fund	Notes to Financial Statements

March 31, 2022 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2022:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$168,272,173	$–	$168,272,173
Short Term Investments	1,879,669	–	–	1,879,669
Total	$1,879,669	$168,272,173	$–	$170,151,842

*	For a detailed Sector breakdown, see the accompanying Portfolio of Investments.

There were no Level 3 securities held in the Fund at March 31, 2022.

Securities Purchased on a When-Issued Basis: The Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time the Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement.

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation ("FDIC") insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high-quality financial institution.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

The Fund invests primarily in debt obligations issued by the State of Kansas and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of Kansas specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of each Fund are charged to the operations of such class.

Carret Kansas Tax-Exempt Bond Fund	Notes to Financial Statements

March 31, 2022 (Unaudited)

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six month period ended March 31, 2022, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of March 31, 2022, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned based on the effective yield method. Dividend income is recognized on the ex-dividend date. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: Distributions from net investment income for the Fund are declared daily and paid monthly. Distributions from net realized capital gains, if any, are distributed at least annually. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. A Fund may make additional distributions and dividends at other times if its investment adviser has determined that so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

COVID-19 Risk: The impact of COVID-19, (and the variants of such virus) and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of the date of the semi-annual report.

The tax character of distributions paid by the Fund for the fiscal year ended September 30, 2021, was as follows:

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
Kansas Tax-Exempt Bond Fund	$7,205	$3,396,986	$5,864

Semi-Annual Report | March 31, 2022	17

Carret Kansas Tax-Exempt Bond Fund	Notes to Financial Statements

March 31, 2022 (Unaudited)

Unrealized Appreciation and Depreciation on Investments: As of March 31, 2022, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Kansas Tax-Exempt Bond Fund
Gross unrealized appreciation (excess of value over tax cost)	$1,712,346
Gross unrealized depreciation (excess of tax cost over value)	(4,729,851)
Net appreciation (depreciation) of foreign currency and derivatives	–
Net unrealized depreciation	$(3,017,505)
Cost of investments for income tax purposes	$173,169,347

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the six month period ended March 31, 2022, were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Kansas Tax-Exempt Bond Fund	$8,715,010	$9,547,583

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of their creditors have the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Transactions in common shares were as follows:

	For the Six Months Ended March 31, 2022 (Unaudited)	For the Year Ended September 30, 2021

Carret Kansas Tax-Exempt Bond Fund
Institutional Class
Shares sold	1,143,677	2,350,154
Shares issued in reinvestment of distributions to shareholders	18,120	14,189
Shares redeemed	(1,193,044)	(2,155,561)
Net increase/(decrease) in shares outstanding	(31,247)	208,782
Class A
Shares sold	791	2,833
Shares issued in reinvestment of distributions to shareholders	1,436	4,531
Shares redeemed	(121,166)	(45,094)
Net decrease in shares outstanding	(118,939)	(37,730)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 94% of the shares outstanding of the Fund are owned by one omnibus account.

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Carret Asset Management, LLC, serves as the investment adviser to the Fund. The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations, and investment guidelines established jointly by the Adviser and the Board.

Carret Kansas Tax-Exempt Bond Fund	Notes to Financial Statements

March 31, 2022 (Unaudited)

Pursuant to the Investment Advisory Agreement (“Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 0.30% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The current term of the Advisory Agreement is one year. And the Board may extend the Advisory Agreement for additional one-year terms by approval at an in-person meeting called for the purpose of considering such matters. The Board and shareholders of the Fund may terminate the Advisory Agreement upon 60 days’ prior written notice. The Adviser may terminate the Advisory Agreement upon 120 days’ prior written notice.

Pursuant to a fee waiver letter agreement (“Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Total Annual Fund Operating Expenses, (excluding Rule 12b-1 Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to an annual rate of 0.48% of the Fund average daily net assets. The Fee Waiver Agreement is in effect through January 31, 2023, and will automatically continue upon annual approval by the Board for successive twelve-month periods unless (i) it is terminated earlier by the Board of Trustees, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. Except due to the Adviser’s notice of non-renewal, this Agreement may only be amended or terminated with the approval of the Board. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement (whether through reduction of its management fee or otherwise) only to the extent that the Fund's expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such expenses deferred fees or expenses more than three years after the date on which the fee or expense was reduced, as calculated on a monthly basis.

As of March 31, 2022, the balances of recoupable expenses for the Fund were as follows:

Kansas Tax-Exempt Bond Fund	Expiring in 2022	Expiring in 2023	Expiring in 2024	Expiring in 2025	Total
Institutional Class	$8,850	$162,771	$141,747	$75,912	$389,280
Class A	440	5,702	5,803	2,322	14,267

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration, and will generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the six month period ended March 31, 2022, are disclosed in the Statement of Operations. ALPS is reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides Chief Compliance Officer services to the Fund to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares of the Fund and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

The Fund has adopted a shareholder services plan (“Shareholder Services Plan”) for its Class A Shares. Under the Shareholder Services Plan the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% of the average daily net assets of the Fund’s Class A Shares to Participating Organizations as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Starting as of September 24, 2018, the Board authorized 0.00% to be paid on shareholder servicing fees.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows its Class A shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. The Fund was permitted to pay distribution and service fees at an annual rate of up to 0.25% of its Class A share assets. Distribution fees paid by the Fund for the six month period ended March 31, 2022, are disclosed in the Statement of Operations.

Semi-Annual Report | March 31, 2022	19

Carret Kansas Tax-Exempt Bond Fund	Notes to Financial Statements

March 31, 2022 (Unaudited)

7. TRUSTEES

As of March 31, 2022, there were four Trustees, each of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers will receive a quarterly retainer of $13,500, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $3,250. The Independent Trustees and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Officers of the Trust receive no salary or fees from the Trust. As discussed in Note 6 the Fund pays ALPS an annual fee for compliance services.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as such exposure would involve future claims that may be made against the Trust that have not yet occurred.

9. RECENT ACCOUNTING PRONOUNCEMENT

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements for determining fair value in good faith for purposes of the 1940 Act. In connection with the adoption of Rule 2a-5, the SEC also adopted Rule 31a-4 under the 1940 Act, which provides the recordkeeping requirements associated with fair value determinations. Compliance with both Rules 2a-5 and 31a-4 will be effective on September 8, 2022. Management is currently evaluating the impact of the adoption of Rules 2a-5 and 31a-4 on the Fund’s financial statements and disclosures.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Carret Kansas Tax-Exempt Bond Fund	Additional Information

March 31, 2022 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-833-287-7933 or (ii) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll-free) at 1-833-287-7933 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are also available upon request, without charge, by calling (toll-free) 1-833-287-7933 or by writing to Carret Asset Management at 320 Park Avenue, 18th Floor, New York, New York 10022.

Semi-Annual Report | March 31, 2022	21

CLARKSTON FUNDS

CLARKSTON PARTNERS FUND
CLARKSTON FUND
CLARKSTON FOUNDERS FUND

Semi-Annual Report

MARCH 31, 2022

Shareholder Letter	2
Portfolio Update
Clarkston Partners Fund	4
Clarkston Fund	7
Clarkston Founders Fund	10
Disclosure of Fund Expenses	13
Portfolios of Investments
Clarkston Partners Fund	15
Clarkston Fund	17
Clarkston Founders Fund	19
Statements of Assets and Liabilities	21
Statements of Operations	23
Statements of Changes in Net Assets
Clarkston Partners Fund	24
Clarkston Fund	25
Clarkston Founders Fund	26
Financial Highlights	28
Notes to Financial Statements	41
Additional Information	51
Disclosure Regarding Renewal and Approval of Fund Advisory Agreement	52

Clarkston Funds	Shareholder Letter

March 31, 2022 (Unaudited)

Dear Shareholder:

Investors in the market have been increasingly drawn to long-duration investments by the tantalizing prospect of growth in future cash flows. Duration refers to the estimated amount of time it will take investors to recoup their initial investment from the cash flows a company produces: the longer the duration, the larger the proportion of value in distant cash flows. Likewise, a shorter duration means a larger proportion of value in near-term cash flows. Many of these long-duration growth-oriented businesses saw their share prices surge in calendar year 2020 and 2021 as the COVID-19 pandemic dominated the scene and interest rates hovered near all-time lows. The Russell 3000® Growth Index1 rose 38.26% in 2020 and 25.85% in 2021, which included the first three-months of the Clarkston Funds' semi-annual period ended March 31, 2022. The second three-months of the semi-annual period, however, proved markedly different as the fortunes of these same growth businesses reversed and their share prices declined. The Russell 3000® Growth Index returned -9.25% during the three-month period ended March 31, 2022.

In adherence to our Quality Value2 investment philosophy, we refrain from investing in businesses whose value largely depends on future growth. We focus on short-duration businesses with what we believe to be competitively advantaged characteristics in an effort to better protect capital from the mood swings of a capricious market, especially during environments when investor exuberance has driven the prices of long-duration investments to levels we believe are fundamentally unsupported.

In this market environment, relative performance of the Clarkston Funds was markedly different during the first three months of the semi-annual period versus the second three months. During the first three months ended December 31, 2021, each of the Clarkston Funds underperformed its respective benchmark. The Clarkston Partners Fund – Institutional Class returned 2.70% versus the Russell 2500TM Index return of 3.82%, the Clarkston Founders Fund – Institutional Class returned 2.71% versus the Russell Midcap® Index return of 6.44%, and the Clarkston Fund returned 2.90% versus the Russell® 1000 Index return of 9.78%.

In contrast, each of the Clarkston Funds outperformed its respective benchmark during the second three months of the semi-annual period ended March 31, 2022. The Clarkston Partners Fund – Institutional Class returned 3.20% versus the Russell 2500TM Index return of -5.82%, the Clarkston Founders Fund – Institutional Class returned 3.05% versus the Russell Midcap® Index return of -5.68%, and the Clarkston Fund returned 1.90% versus the Russell® 1000 Index return of -5.13%.

Performance over any three-month period in no way indicates a prevailing trend, and Clarkston Capital certainly cannot predict how investors feel at any given moment about growth businesses versus value businesses, but we are always humbly pleased whenever the market seems to vindicate our philosophy. Short-term price movements matter little to us beyond the opportunities they provide to buy and sell shares of portfolio companies. Each Clarkston Fund's goal is long-term capital appreciation, and we continue to believe that the best method to achieve this goal is through consistent application of our Quality Value investment approach. We are thrilled with the holdings in the Clarkston Funds' portfolios and feel encouraged by the fundamental performance of the businesses held.

2	www.clarkstonfunds.com

Clarkston Funds	Shareholder Letter

March 31, 2022 (Unaudited)

We thank you for your continued trust and support, and ever look forward to uncovering more value.

Thank you,

Jeffrey A. Hakala, CFA, CPA	Jerry W. Hakala, CFA

Past performance does not guarantee future results. The views and information discussed in this letter are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of Clarkston Capital Partners, LLC, the investment adviser to the Clarkston Funds, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. The information provided does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Clarkston Funds nor Clarkston Capital Partners, LLC accepts any liability for losses, either direct or consequential, caused by the use of this information.

FOOTNOTES:

[1]	The Russell 3000® Growth Index consists of those Russell 3000® Index companies with relatively strong growth characteristics as determined by Russell assessed on various criteria related to past and expected future revenue and earnings growth. The Russell 3000® Index consists of the 3,000 largest U.S. public companies.

[2]	Clarkston Capital invests in companies it believes to be of high quality and believes to be undervalued relative to their expected long-term free cash flows. Clarkston Capital refers to this investment philosophy as “Quality Value”.

Semi-Annual Report | March 31, 2022	3

Clarkston Partners Fund	Portfolio Update

March 31, 2022 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Nielsen Holdings PLC	10.25%
LPL Financial Holdings, Inc.	8.14%
Change Healthcare, Inc.	7.99%
Altice USA, Inc.	6.06%
Hillenbrand, Inc.	5.47%
CDK Global, Inc.	5.42%
Molson Coors Beverage Co.	5.12%
Stericycle, Inc.	4.81%
Willis Towers Watson PLC	4.68%
Affiliated Managers Group, Inc.	4.45%
Top Ten Holdings	62.39%

Sector Allocation (as a % of Net Assets)*

Financials	26.32%
Technology	16.79%
Consumer Discretionary	15.90%
Consumer Staples	14.60%
Industrials	9.76%
Telecommunications	6.06%
Utilities	4.81%
Cash, Cash Equivalents, & Other Net Assets	5.76%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

4	www.clarkstonfunds.com

Clarkston Partners Fund	Portfolio Update

March 31, 2022 (Unaudited)

Performance of a Hypothetical $25,000 Initial Investment (at Inception* through March 31, 2022)

The graph shown above represents historical performance of a hypothetical investment of $25,000 in the Institutional Class. Due to differing expenses, performance of the Founders Class will vary. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of March 31, 2022)

	6 Month	1 Year	3 Year	5 Year	Since Inception*
Clarkston Partners Fund – Founders Class	6.00%	-1.57%	13.67%	10.66%	11.01%
Clarkston Partners Fund – Institutional Class	5.99%	-1.62%	13.56%	10.54%	10.89%
Russell 2500TM Index TR	-2.22%	0.34%	13.79%	11.57%	11.76%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Recent market volatility may have meaningfully impacted performance. There is no guarantee that any positive impact will be repeated. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 680-6562 or by visiting www.clarkstonfunds.com.

* Fund’s inception date is September 15, 2015.

The Russell 2500™ Index TR measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index TR is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500TM Index TR is constructed to provide a comprehensive and unbiased barometer for the small- to mid-cap segment. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Semi-Annual Report | March 31, 2022	5

Clarkston Partners Fund	Portfolio Update

March 31, 2022 (Unaudited)

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund’s Founders Class and Institutional Class shares (as reported in the January 28, 2022 Prospectus), are 0.88% and 0.85% and 1.03% and 1.00%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2023.

All references to portfolio holdings are as of March 31, 2022.

6	www.clarkstonfunds.com

Clarkston Fund	Portfolio Update

March 31, 2022 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Nielsen Holdings PLC	11.07%
Altice USA, Inc.	6.19%
Molson Coors Beverage Co.	6.16%
General Electric Co.	5.78%
Anheuser-Busch InBev SA/NV	5.74%
Willis Towers Watson PLC	5.11%
FedEx Corp.	4.59%
American Express Co.	4.59%
US Foods Holding Corp.	4.41%
Brown & Brown, Inc.	4.04%
Top Ten Holdings	57.68%

Sector Allocation (as a % of Net Assets)*

Consumer Staples	23.95%
Financials	22.31%
Industrials	21.20%
Consumer Discretionary	11.62%
Telecommunications	6.19%
Technology	3.40%
Cash, Cash Equivalents, & Other Net Assets	11.33%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | March 31, 2022	7

Clarkston Fund	Portfolio Update

March 31, 2022 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment (at Inception* through March 31, 2022)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Institutional Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of March 31, 2022)

	6 Month	1 Year	3 Year	5 Year	Since Inception*
Clarkston Fund – Institutional Class	4.85%	1.82%	13.94%	10.69%	11.03%
Russell 1000® Index TR	4.15%	13.27%	18.71%	15.82%	15.98%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Recent market volatility may have meaningfully impacted performance. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (844) 680-6562 or by visiting www.clarkstonfunds.com.

* Fund’s inception date is April 1, 2016.

The Russell 1000® Index TR measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index TR represents approximately 92% of the U.S. market. The Russell 1000® Index TR is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

8	www.clarkstonfunds.com

Clarkston Fund	Portfolio Update

March 31, 2022 (Unaudited)

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund’s Institutional Class shares (as reported in the January 28, 2022 Prospectus), are 0.84% and 0.70%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2023.

All references to portfolio holdings are as of March 31, 2022.

Semi-Annual Report | March 31, 2022	9

Clarkston Founders Fund	Portfolio Update

March 31, 2022 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Nielsen Holdings PLC	10.35%
Altice USA, Inc.	6.68%
Change Healthcare, Inc.	6.04%
Molson Coors Beverage Co.	5.63%
CDK Global, Inc.	5.14%
Brown & Brown, Inc.	4.96%
Anheuser-Busch InBev SA/NV	4.75%
Willis Towers Watson PLC	4.65%
Stericycle, Inc.	4.51%
Post Holdings, Inc.	4.38%
Top Ten Holdings	57.09%

Sector Allocation (as a % of Net Assets)*

Financials	22.70%
Consumer Staples	20.73%
Technology	14.64%
Consumer Discretionary	12.43%
Telecommunications	6.68%
Industrials	5.49%
Utilities	4.51%
Cash, Cash Equivalents, & Other Net Assets	12.82%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

10	www.clarkstonfunds.com

Clarkston Founders Fund	Portfolio Update

March 31, 2022 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment (at Inception* through March 31, 2022)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Institutional Class. Due to differing expenses, performance of the Founders Class will vary. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of March 31, 2022)

	6 Month	1 Year	3 Year	5 Year	Since Inception*
Clarkston Founders Fund – Founders Class	5.95%	-0.76%	–	–	2.57%
Russell Midcap® Index TR	0.39%	6.92%	–	–	6.17%
Clarkston Founders Fund – Institutional Class	5.84%	-0.86%	14.61%	10.75%	10.97%
Russell Midcap® Index TR	0.39%	6.92%	14.89%	12.62%	12.78%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Recent market volatility may have meaningfully impacted performance. There is no guarantee that any positive impact will be repeated. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 680-6562 or by visiting www.clarkstonfunds.com.

*	Founders Class inception date is February 16, 2021 and Institutional Class inception date is January 31, 2017.

The Russell Midcap® Index is a market capitalization weighted index that measures the performance of the mid-capitalization sector of the U.S. equity market and includes approximately 800 of the smallest issuers in the Russell 1000® Index. The Russell 1000® Index includes the 1,000 largest stocks in the Russell 3000® Index, which consists of the 3,000 largest U.S. public companies.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Semi-Annual Report | March 31, 2022	11

Clarkston Founders Fund	Portfolio Update

March 31, 2022 (Unaudited)

Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund’s Institutional Class and Founders Class shares (as reported in the January 28, 2022 Prospectus, are 1.01% and 0.95% and 0.86% and 0.80%, respectively. The Fund's investment advisor has contractually agreed to limit expenses through January 31, 2023.

All references to portfolio holdings are as of March 31, 2022.

12	www.clarkstonfunds.com

Clarkston Funds	Disclosure of Fund Expenses

March 31, 2022 (Unaudited)

Example. As a shareholder of the Clarkston Partners Fund, Clarkston Fund, or Clarkston Founders Fund (the “Funds”), you incur one type of cost, ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on October 1, 2021 and held through March 31, 2022.

Actual Expenses. The first line under each class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period October 1, 2021 - March 31, 2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semi-Annual Report | March 31, 2022	13

Clarkston Funds	Disclosure of Fund Expenses

March 31, 2022 (Unaudited)

	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Expense Ratio(a)	Expenses Paid During Period October 1, 2021 - March 31, 2022(b)
Clarkston Partners Fund Founders Class
Actual	$1,000.00	$1,060.00	0.85%	$4.37
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28

Institutional Class
Actual	$1,000.00	$1,059.90	0.94%	$4.83
Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	0.94%	$4.73

Clarkston Fund Institutional Class
Actual	$1,000.00	$1,048.50	0.65%	$3.32
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	0.65%	$3.28

Clarkston Founders Fund Founders Class
Actual	$1,000.00	$1,059.50	0.80%	$4.11
Hypothetical (5% return before expenses)	$1,000.00	$1,020.94	0.80%	$4.03

Institutional Class
Actual	$1,000.00	$1,058.40	0.90%	$4.62
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	0.90%	$4.53

(a)	Each Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses after any applicable waivers and reimbursements.
(b)	Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

14	www.clarkstonfunds.com

Clarkston Partners Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCK (94.24%)
Consumer Discretionary (15.90%)
IAA, Inc.(a)	875,000	$33,468,750
John Wiley & Sons, Inc., Class A	1,090,000	57,802,700
Nielsen Holdings PLC	6,078,000	165,564,729
Total Consumer Discretionary		256,836,179

Consumer Staples (14.60%)
Molson Coors Beverage Co., Class B	1,550,000	82,739,000
Post Holdings, Inc.(a)	775,000	53,676,500
Sysco Corp.	594,933	48,576,280
US Foods Holding Corp.(a)	1,350,000	50,800,500
Total Consumer Staples		235,792,280

Financials (26.32%)(b)
Affiliated Managers Group, Inc.	509,876	71,867,022
Artisan Partners Asset Management, Inc.,
Class A	860,000	33,841,000
Brown & Brown, Inc.	875,000	63,236,250
Franklin Resources, Inc.	1,760,000	49,139,200
LPL Financial Holdings, Inc.	720,000	131,529,600
Willis Towers Watson PLC	320,000	75,590,400
Total Financials		425,203,472

Industrials (9.76%)
CH Robinson Worldwide, Inc.	289,616	31,194,539
Enerpac Tool Group Corp., Class A	1,744,903	38,195,927
Hillenbrand, Inc.	2,000,000	88,340,000
Total Industrials		157,730,466

Technology (16.79%)
CDK Global, Inc.	1,800,000	87,624,000
Change Healthcare, Inc.(a)	5,920,000	129,056,000
Clarivate PLC(a)	3,250,000	54,470,000
Total Technology		271,150,000

Telecommunications (6.06%)
Altice USA, Inc., Class A(a)	7,850,000	97,968,000

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	15

Clarkston Partners Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

	Shares	Value (Note 2)
Utilities (4.81%)
Stericycle, Inc.(a)	1,319,450	$77,741,994

TOTAL COMMON STOCK
(Cost $1,063,545,377)		1,522,422,391

TOTAL INVESTMENTS (94.24%)
(Cost $1,063,545,377)		$1,522,422,391

OTHER ASSETS IN EXCESS OF LIABILITIES (5.76%)		92,970,093

NET ASSETS (100.00%)		$1,615,392,484

(a)	Non-income producing security.
(b)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

16	www.clarkstonfunds.com

Clarkston Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCK (88.67%)
Consumer Discretionary (11.62%)
Nielsen Holdings PLC	450,535	$12,272,587
The Walt Disney Co.(a)	4,500	617,220
Total Consumer Discretionary		12,889,807

Consumer Staples (23.95%)
Anheuser-Busch InBev SA/NV, Sponsored
ADR	106,000	6,366,360
Lamb Weston Holdings, Inc.	37,000	2,216,670
Molson Coors Beverage Co., Class B	128,000	6,832,640
Post Holdings, Inc.(a)	35,000	2,424,100
Sysco Corp.	47,000	3,837,550
US Foods Holding Corp.(a)	130,000	4,891,900
Total Consumer Staples		26,569,220

Financials (22.31%)
Affiliated Managers Group, Inc.	31,500	4,439,925
Brown & Brown, Inc.	62,000	4,480,740
Franklin Resources, Inc.	117,000	3,266,640
LPL Financial Holdings, Inc.	16,000	2,922,880
The Charles Schwab Corp.	47,000	3,962,570
Willis Towers Watson PLC	24,000	5,669,280
Total Financials		24,742,035

Industrials (21.20%)
American Express Co.	27,200	5,086,400
Capital One Financial Corp.	26,000	3,413,540
CH Robinson Worldwide, Inc.	21,000	2,261,910
FedEx Corp.	22,000	5,090,580
General Electric Co.	70,000	6,405,000
Mastercard, Inc., Class A	3,500	1,250,830
Total Industrials		23,508,260

Technology (3.40%)
Clarivate PLC(a)	225,000	3,771,000

Telecommunications (6.19%)
Altice USA, Inc., Class A(a)	550,000	6,864,000

TOTAL COMMON STOCK
(Cost $83,443,103)		98,344,322

TOTAL INVESTMENTS (88.67%)

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	17

Clarkston Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

	Shares	Value (Note 2)
Telecommunications (continued)
(Cost $83,443,103)		$98,344,322

OTHER ASSETS IN EXCESS OF LIABILITIES (11.33%)		12,560,452

NET ASSETS (100.00%)		$110,904,774

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

18	www.clarkstonfunds.com

Clarkston Founders Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCK (87.18%)
Consumer Discretionary (12.43%)
IAA, Inc.(a)	310,000	$11,857,500
Nielsen Holdings PLC	2,159,916	58,836,112
Total Consumer Discretionary		70,693,612

Consumer Staples (20.73%)
Anheuser-Busch InBev SA/NV, Sponsored ADR	450,000	27,027,000
Molson Coors Beverage Co., Class B	600,000	32,028,000
Post Holdings, Inc.(a)	360,000	24,933,600
Sysco Corp.	127,000	10,369,550
US Foods Holding Corp.(a)	625,000	23,518,750
Total Consumer Staples		117,876,900

Financials (22.70%)
Affiliated Managers Group, Inc.	172,000	24,243,400
Brown & Brown, Inc.	390,000	28,185,300
Franklin Resources, Inc.	590,000	16,472,800
LPL Financial Holdings, Inc.	120,000	21,921,600
The Charles Schwab Corp.	140,000	11,803,400
Willis Towers Watson PLC	112,000	26,456,640
Total Financials		129,083,140

Industrials (5.49%)
CH Robinson Worldwide, Inc.	75,000	8,078,250
FedEx Corp.	100,000	23,139,000
Total Industrials		31,217,250

Technology (14.64%)
CDK Global, Inc.	600,000	29,208,000
Change Healthcare, Inc.(a)	1,575,000	34,335,000
Clarivate PLC(a)	1,175,000	19,693,000
Total Technology		83,236,000

Telecommunications (6.68%)
Altice USA, Inc., Class A(a)	3,045,000	38,001,607

Utilities (4.51%)
Stericycle, Inc.(a)	435,000	25,630,200

TOTAL COMMON STOCK
(Cost $436,686,317)		495,738,709

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	19

Clarkston Founders Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

TOTAL INVESTMENTS (87.18%)
(Cost $436,686,317)	$495,738,709

OTHER ASSETS IN EXCESS OF LIABILITIES (12.82%)	72,885,670

NET ASSETS (100.00%)	$568,624,379

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

20	www.clarkstonfunds.com

Clarkston Funds	Statements of Assets and Liabilities

March 31, 2022 (Unaudited)

	Clarkston Partners Fund	Clarkston Fund	Clarkston Founders Fund
ASSETS:
Investments, at value (Cost $1,063,545,377, $83,443,103 and $436,686,317)	$1,522,422,391	$98,344,322	$495,738,709
Cash and cash equivalents	81,272,984	11,306,467	73,160,521
Receivable for investments sold	10,187,334	938,787	3,815,729
Receivable for shares sold	3,129,882	254,979	2,030,194
Dividends and interest receivable	1,213,009	155,875	437,414
Other assets	38,418	19,975	29,441
Total Assets	1,618,264,018	111,020,405	575,212,008

LIABILITIES:
Payable for administration and transfer agent fees	63,093	9,105	24,680
Payable for investments purchased	–	–	6,080,299
Payable for shares redeemed	1,267,922	15,020	67,447
Payable to adviser	1,009,811	36,387	321,024
Payable for shareholder service fees	272,864	29,873	4,594
Payable for printing fees	20,359	543	1,723
Payable for professional fees	57,036	11,330	23,014
Payable for trustees' fees and expenses	110,198	7,307	30,983
Payable to Chief Compliance Officer fees	2,837	147	462
Accrued expenses and other liabilities	67,414	5,919	33,403
Total Liabilities	2,871,534	115,631	6,587,629
NET ASSETS	$1,615,392,484	$110,904,774	$568,624,379

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$1,117,216,599	$93,663,853	$511,358,090
Total distributable earnings	498,175,885	17,240,921	57,266,289
NET ASSETS	$1,615,392,484	$110,904,774	$568,624,379

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	21

Clarkston Funds	Statements of Assets and Liabilities

March 31, 2022 (Unaudited)

	Clarkston Partners Fund	Clarkston Fund	Clarkston Founders Fund
PRICING OF SHARES

Founders Class:
Net Asset Value, offering and redemption price per share	$16.53	N/A	$15.91
Net Assets	$692,056,482	N/A	$410,047,617
Shares of beneficial interest outstanding	41,857,764	N/A	25,778,967
Institutional Class:
Net Asset Value, offering and redemption price per share	$16.44	$15.03	$15.90
Net Assets	$923,336,002	$110,904,774	$158,576,762
Shares of beneficial interest outstanding	56,169,609	7,378,959	9,975,003

See Notes to Financial Statements.

22	www.clarkstonfunds.com

Clarkston Funds	Statements of Operations

For the Six Months Ended March 31, 2022 (Unaudited)

	Clarkston Partners Fund	Clarkston Fund	Clarkston Founders Fund
INVESTMENT INCOME:
Dividends	$10,136,936	$541,344	$2,126,094
Foreign taxes withheld	–	–	(17,000)
Total Investment Income	10,136,936	541,344	2,109,094
EXPENSES:
Investment advisory fees (Note 6)	6,122,164	258,971	1,768,312
Administration fees	304,522	26,563	98,288
Shareholder service fees
Institutional Class	375,250	50,302	70,855
Custody fees	23,874	1,548	3,213
Legal fees	37,243	2,344	10,646
Audit and tax fees	7,807	7,756	7,755
Transfer agent fees	30,144	14,573	14,110
Trustees fees and expenses	78,937	5,054	21,985
Registration and filing fees	25,532	12,240	27,598
Printing fees	19,395	1,010	3,945
Chief Compliance Officer fees	16,384	1,063	4,556
Insurance fees	20,559	809	3,662
Other expenses	7,779	3,470	5,154
Total Expenses	7,069,590	385,703	2,040,079
Less fees waived by investment adviser (Note 6)
Founders Class	(81,279)	N/A	(54,872)
Institutional Class	(105,282)	(50,254)	(24,671)
Total fees waived by investment adviser (Note 6)	(186,561)	(50,254)	(79,543)
Net Expenses	6,883,029	335,449	1,960,536
NET INVESTMENT INCOME	3,253,907	205,895	148,558
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	37,252,153	2,196,249	(1,931,862)
Net realized gain/(loss)	37,252,153	2,196,249	(1,931,862)
Change in unrealized appreciation/(depreciation) on:
Investments	51,069,512	2,594,208	32,165,744
Net change	51,069,512	2,594,208	32,165,744
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	88,321,665	4,790,457	30,233,882
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$91,575,572	$4,996,352	$30,382,440

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	23

Clarkston Partners Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2022 (Unaudited)	For the Year Ended September 30, 2021
OPERATIONS:
Net investment income	$3,253,907	$5,173,508
Net realized gain on investments	37,252,153	7,492,502
Net change in unrealized appreciation on investments	51,069,512	312,272,217
Net increase in net assets resulting from operations	91,575,572	324,938,227

DISTRIBUTIONS TO SHAREHOLDERS
Founders Class	(5,701,455)	(24,894,074)
Institutional Class	(7,099,779)	(24,895,825)
Total distributions	(12,801,234)	(49,789,899)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Founders Class
Shares sold	465,441	12,245,916
Dividends reinvested	171,083	743,721
Shares redeemed	(11,730,894)	(37,748,713)
Net decrease from beneficial share transactions	(11,094,370)	(24,759,076)

Institutional Class
Shares sold	78,871,646	244,242,554
Dividends reinvested	6,831,790	24,780,467
Shares redeemed	(53,160,139)	(132,710,776)
Net increase from beneficial share transactions	32,543,297	136,312,245
Net increase in net assets	100,223,265	386,701,497

NET ASSETS:
Beginning of period	1,515,169,219	1,128,467,722
End of period	$1,615,392,484	$1,515,169,219

See Notes to Financial Statements.

24	www.clarkstonfunds.com

Clarkston Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2022 (Unaudited)	For the Year Ended September 30, 2021
OPERATIONS:
Net investment income	$205,895	$361,472
Net realized gain on investments	2,196,249	2,872,306
Net change in unrealized appreciation on investments	2,594,208	10,078,749
Net increase in net assets resulting from operations	4,996,352	13,312,527

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(3,222,736)	(3,280,402)
Total distributions	(3,222,736)	(3,280,402)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Institutional Class
Shares sold	14,690,637	43,745,785
Dividends reinvested	3,212,812	3,267,291
Shares redeemed	(6,707,994)	(7,588,219)
Net increase from beneficial share transactions	11,195,455	39,424,857

Net increase in net assets	12,969,071	49,456,982

NET ASSETS:
Beginning of period	97,935,703	48,478,721
End of period	$110,904,774	$97,935,703

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	25

Clarkston Founders Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2022 (Unaudited)	For the Year Ended September 30, 2021
OPERATIONS:
Net investment income	$148,558	$320,936
Net realized gain/(loss) on investments	(1,931,862)	1,897,401
Net change in unrealized appreciation on investments	32,165,744	20,560,759
Net increase in net assets resulting from operations	30,382,440	22,779,096

DISTRIBUTIONS TO SHAREHOLDERS
Founders Class	(1,473,096)	–
Institutional Class	(653,203)	(2,151,069)
Total distributions	(2,126,299)	(2,151,069)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Founders Class(a)
Shares sold	117,802,210	314,236,098
Dividends reinvested	64,414	–
Shares redeemed	(6,774,836)	(24,156,962)
Net increase from beneficial share transactions	111,091,788	290,079,136

Institutional Class
Shares sold	17,261,048	243,218,337
Dividends reinvested	651,530	918,880
Shares redeemed	(6,473,180)	(213,118,346)
Net increase from beneficial share transactions	11,439,398	31,018,871

Net increase in net assets	150,787,327	341,726,034
NET ASSETS:
Beginning of period	417,837,052	76,111,018
End of period	$568,624,379	$417,837,052

(a)	The Founders Class commenced operations on February 17, 2021.

See Notes to Financial Statements.

26	www.clarkstonfunds.com

Page Intentionally Left Blank

Clarkston Partners Fund – Founders Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total Distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE

NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(b)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver

PORTFOLIO TURNOVER RATE(d)

See Notes to Financial Statements.

28	www.clarkstonfunds.com

Clarkston Partners Fund – Founders Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
$15.73		$12.61	$12.81	$13.29	$12.39	$11.11

0.04		0.06	0.10	0.14	0.08	0.05
0.90		3.62	0.21	0.17	0.99	1.37
0.94		3.68	0.31	0.31	1.07	1.42

(0.06)		(0.06)	(0.13)	(0.09)	(0.04)	(0.06)
(0.08)		(0.50)	(0.38)	(0.70)	(0.13)	(0.08)
(0.14)		(0.56)	(0.51)	(0.79)	(0.17)	(0.14)
0.80		3.12	(0.20)	(0.48)	0.90	1.28

$16.53		$15.73	$12.61	$12.81	$13.29	$12.39

6.00%		29.47%	2.18%	3.49%	8.70%	12.86%

$692,056		$669,345	$553,691	$451,294	$445,516	$397,474

0.87	%(c)	0.88%	0.91%	0.92%	0.94%	0.96%
0.85	%(c)	0.85%	0.85%	0.85%	0.85%	0.85%
0.47	%(c)	0.40%	0.77%	1.16%	0.60%	0.40%

12%		9%	25%	10%	23%	13%

(a)	Calculated using the average shares method.
(b)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	29

Clarkston Partners Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total Distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE

NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(b)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income/(loss) including reimbursement/waiver

PORTFOLIO TURNOVER RATE(e)

See Notes to Financial Statements.

30	www.clarkstonfunds.com

Clarkston Partners Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Year Ended September 30, 2017
$15.64		$12.55		$12.76		$13.24		$12.36		$11.09

0.03		0.05		0.08		0.13		0.06		0.03
0.90		3.59		0.21		0.18		0.99		1.37
0.93		3.64		0.29		0.31		1.05		1.40

(0.05)		(0.05)		(0.12)		(0.09)		(0.04)		(0.05)
(0.08)		(0.50)		(0.38)		(0.70)		(0.13)		(0.08)
(0.13)		(0.55)		(0.50)		(0.79)		(0.17)		(0.13)
0.80		3.09		(0.21)		(0.48)		0.88		1.27

$16.44		$15.64		$12.55		$12.76		$13.24		$12.36

5.99%		29.33%		2.07%		3.45%		8.52%		12.75%

$923,336		$845,824		$574,777		$481,709		$429,622		$367,393

0.96	%(c)	0.98%		1.01%		1.03%		1.08%		1.09%
0.94	%(c)(d)	0.95	%(d)	0.95	%(d)	0.96	%(d)	0.98	%(d)	0.98	%(d)
0.39	%(c)	0.30%		0.68%		1.04%		0.47%		0.27%

12%		9%		25%		10%		23%		13%

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	31

Clarkston Partners Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(a)	Calculated using the average shares method.
(b)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	According to the Fund's shareholder services plan with respect to the Fund's Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund for the periods ended March 31, 2022, September 30, 2021, September 30, 2020, September 30, 2019, September 30, 2018 and September 30, 2017, respectively, in the amount of 0.06% (Annualized), 0.05%, 0.05%, 0.04%, 0.02% and 0.02% of average net assets of Institutional shares.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

32	www.clarkstonfunds.com

Page Intentionally Left Blank

Clarkston Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total Distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE

NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver

PORTFOLIO TURNOVER RATE(f)

See Notes to Financial Statements.

34	www.clarkstonfunds.com

Clarkston Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Year Ended September 30, 2017
$14.80		$12.05		$12.50		$11.99		$11.46		$10.52

0.03		0.07		0.17		0.22		0.19		0.16
0.67		3.49		(0.05)		0.94		0.49		0.90
0.70		3.56		0.12		1.16		0.68		1.06

(0.05)		(0.16)		(0.14)		(0.26)		(0.15)		(0.10)
(0.42)		(0.65)		(0.43)		(0.39)		(0.00	)(b)	(0.02)
(0.47)		(0.81)		(0.57)		(0.65)		(0.15)		(0.12)
0.23		2.75		(0.45)		0.51		0.53		0.94

$15.03		$14.80		$12.05		$12.50		$11.99		$11.46

4.85%		30.08%		0.81%		10.92%		5.99%		10.13%

$110,905		$97,936		$48,479		$54,644		$31,673		$29,407

0.74	%(d)	0.80%		0.86%		0.93%		0.93%		1.04%
0.65	%(d)(e)	0.66	%(e)	0.64	%(e)	0.67	%(e)	0.65	%(e)	0.65	%(e)
0.40	%(d)	0.46%		1.47%		1.86%		1.60%		1.41%

11%		18%		31%		17%		11%		5%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	35

Clarkston Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(e)	According to the Fund's shareholder services plan with respect to the Fund's Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund for the periods ended March 31, 2022, September 30, 2021, September 30, 2020, September 30, 2019, September 30, 2018 and September 30, 2017, respectively, in the amount of 0.05% (Annualized), 0.04%, 0.06%, 0.03%, 0.05% and 0.05% of average net assets of Institutional shares.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

36	www.clarkstonfunds.com

Clarkston Founders Fund – Founders Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2022 (Unaudited)		For the Period Ended September 30, 2021(a) (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$15.09		$15.54

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.01		0.02
Net realized and unrealized gain/(loss) on investments	0.88		(0.47	)(c)
Total from investment operations	0.89		(0.45)

LESS DISTRIBUTIONS:
From net investment income	(0.01)		–
From net realized gains on investments	(0.06)		–
Total Distributions	(0.07)		–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.82		(0.45)
NET ASSET VALUE, END OF PERIOD	$15.91		$15.09

TOTAL RETURN(d)	5.95%		(2.90%)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$410,048		$278,749

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.83	%(e)	0.86	%(e)
Operating expenses including reimbursement/waiver	0.80	%(e)	0.80	%(e)
Net investment income including reimbursement/waiver	0.10	%(e)	0.20	%(e)

PORTFOLIO TURNOVER RATE(f)	9%		5%

(a)	Commenced operations on February 1, 2017.
(b)	Calculated using the average shares method.
(c)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	37

Clarkston Founders Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(b)
Net realized and unrealized gain on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total Distributions
NET INCREASE IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(d)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver

PORTFOLIO TURNOVER RATE(h)

See Notes to Financial Statements.

38	www.clarkstonfunds.com

Clarkston Founders Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Period Ended September 30, 2017(a)
$15.09		$12.35		$11.67		$11.34		$10.64		$10.00

(0.00	)(c)	(0.00	)(c)	0.08		0.12		0.07		0.02
0.87		2.87		1.00		0.44		0.67		0.62
0.87		2.87		1.08		0.56		0.74		0.64

0.00	(c)	(0.02)		(0.10)		(0.08)		(0.04)		–
(0.06)		(0.11)		(0.30)		(0.15)		–		–
(0.06)		(0.13)		(0.40)		(0.23)		(0.04)		–
0.81		2.74		0.68		0.33		0.70		0.64
$15.90		$15.09		$12.35		$11.67		$11.34		$10.64

5.84%		23.31%		9.34%		5.31%		7.01%		6.40%

$158,577		$139,088		$76,111		$44,411		$34,201		$24,147

0.93	%(e)	0.92%		1.11%		1.15%		1.22%		1.46	%(e)
0.90	%(e)(f)	0.86	%(f)	0.91	%(f)	0.91	%(f)	0.91	%(f)	0.92	%(e)(f)
(0.02	%)(e)	(0.00	%)(g)	0.73%		1.06%		0.59%		0.29	%(e)

9%		5%		22%		15%		9%		4%

(a)	Commenced operations on February 1, 2021.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	39

Clarkston Founders Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(f)	According to the Fund's shareholder services plan with respect to the Fund's Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund for the periods ended March 31, 2022, September 30, 2021, September 30, 2020, September 30, 2019, September 30, 2018, and September 30, 2017, respectively, in the amount of 0.05% (Annualized), 0.09%, 0.04%, 0.04%, 0.04% and 0.03% of average net assets of Institutional shares.
(g)	Less than 0.005%.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

40	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements

March 31, 2022 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes the Clarkston Partners Fund, the Clarkston Fund and the Clarkston Founders Fund (each, a “Fund” and collectively, the “Funds”). The Funds are non-diversified and each Fund's investment objective is to achieve long-term capital appreciation. The Clarkston Partners Fund and Clarkston Founders Fund currently offer Founders Class shares and Institutional Class shares, and the Clarkston Fund currently offers Institutional Class shares. Each share class of the Clarkston Partners Fund and Clarkston Founders Fund have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Funds’ assets are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”), with the exception of exchange-traded open-end investment companies, which are priced as equity securities. Money market funds, representing short-term investments, are valued at their NAV.

Semi-Annual Report | March 31, 2022	41

Clarkston Funds	Notes to Financial Statements

March 31, 2022 (Unaudited)

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds' investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund's own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

42	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements

March 31, 2022 (Unaudited)

The following is a summary of the inputs used to value the Funds' investments as of March 31, 2022:

CLARKSTON PARTNERS FUND

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stock
Consumer Discretionary	$256,836,179	$–	$–	$256,836,179
Consumer Staples	235,792,280	–	–	235,792,280
Financials	425,203,472	–	–	425,203,472
Industrials	157,730,466	–	–	157,730,466
Technology	271,150,000	–	–	271,150,000
Telecommunications	97,968,000	–	–	97,968,000
Utilities	77,741,994	–	–	77,741,994
Total	$1,522,422,391	$–	$–	$1,522,422,391

CLARKSTON FUND

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stock
Consumer Discretionary	$12,889,807	$–	$–	$12,889,807
Consumer Staples	26,569,220	–	–	26,569,220
Financials	24,742,035	–	–	24,742,035
Industrials	23,508,260	–	–	23,508,260
Technology	3,771,000	–	–	3,771,000
Telecommunications	6,864,000	–	–	6,864,000
Total	$98,344,322	$–	$–	$98,344,322

CLARKSTON FOUNDERS FUND

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stock
Consumer Discretionary	$70,693,612	$–	$–	$70,693,612
Consumer Staples	117,876,900	–	–	117,876,900
Financials	129,083,140	–	–	129,083,140
Industrials	31,217,250	–	–	31,217,250
Technology	83,236,000	–	–	83,236,000
Telecommunications	38,001,607	–	–	38,001,607
Utilities	25,630,200	–	–	25,630,200
Total	$495,738,709	$–	$–	$495,738,709

There were no Level 3 securities held at March 31, 2022.

Semi-Annual Report | March 31, 2022	43

Clarkston Funds	Notes to Financial Statements

March 31, 2022 (Unaudited)

Cash & Cash Equivalents: The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

Concentration of Credit Risk: Each Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the period, the amount on deposit may exceed the FDIC limit and subject a Fund to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees' fees and expenses.

Fund Expenses: Some expenses can be directly attributed to a Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the shareholder service plan for a particular class of a Fund are charged to the operations of such class.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that they will not be subject to federal income or excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the six months ended March 31, 2022, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state and local income tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Funds’ administrator has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of March 31, 2022, no provision for income tax is required in the Funds’ financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the exdividend date, or for certain foreign securities, as soon as information is available to a Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. All of the realized and unrealized gains and losses of a Fund and net investment income of a Fund are allocated daily to each class of the Fund in proportion to its average daily net assets.

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Clarkston Funds	Notes to Financial Statements

March 31, 2022 (Unaudited)

Distributions to Shareholders: The Funds normally pay dividends, if any, and distribute capital gains, if any, on an annual basis. Income dividend distributions are derived from interest, dividends and other income the Funds receive from their investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. A Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

COVID-19 Risk: The impact of COVID-19, (and the variants of such virus) and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of the date of the semi-annual report.

The tax character of distributions paid during the fiscal year ended September 30, 2021, were as follows:

	Ordinary Income	Long-Term Capital Gains
Clarkston Partners Fund	$5,143,628	$44,646,271
Clarkston Fund	1,140,328	2,140,074
Clarkston Founders Fund	604,606	1,546,463

Semi-Annual Report | March 31, 2022	45

Clarkston Funds	Notes to Financial Statements

March 31, 2022 (Unaudited)

Unrealized Appreciation and Depreciation on Investments: As of March 31, 2022, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Clarkston Partners Fund	Clarkston Fund	Clarkston Founders Fund
Gross unrealized appreciation (excess of value over tax cost)	$546,441,649	$23,892,148	$90,135,498
Gross unrealized depreciation (excess of tax cost over value)	(87,794,837)	(8,990,929)	(31,334,196)
Net appreciation (depreciation) of foreign currency and derivatives	–	–	–
Net unrealized appreciation	$458,646,812	$14,901,219	$58,801,302
Cost of investments for income tax purposes	$1,063,775,579	$83,443,103	$436,937,407

These differences are primarily attributable to wash sales.

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the six months ended March 31, 2022, were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Clarkston Partners Fund	$200,503,770	$171,615,718
Clarkston Fund	18,179,211	9,629,097
Clarkston Founders Fund	143,034,522	34,585,791

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no preemptive rights. Neither the Funds nor any of their creditors have the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

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Clarkston Funds	Notes to Financial Statements

March 31, 2022 (Unaudited)

Transactions in common shares were as follows:

	For the Six Months Ended March 31, 2022 (Unaudited)	For the Year Ended September 30, 2021
Clarkston Partners Fund Founders Class
Shares sold	29,738	919,329
Shares issued in reinvestment of distributions to shareholders	11,002	50,354
Shares redeemed	(743,069)	(2,325,386)
Net decrease in shares outstanding	(702,329)	(1,355,703)

Institutional Class
Shares sold	5,015,206	15,108,538
Shares issued in reinvestment of distributions to shareholders	441,901	1,685,746
Shares redeemed	(3,374,408)	(8,516,424)
Net increase in shares outstanding	2,082,699	8,277,860

Clarkston Fund Institutional Class
Shares sold	991,746	2,869,881
Shares issued in reinvestment of distributions to shareholders	223,889	239,537
Shares redeemed	(453,136)	(514,932)
Net increase in shares outstanding	762,499	2,594,486

Clarkston Founders Fund Founders Class(a)
Shares sold	7,750,945	19,965,249
Shares issued in reinvestment of distributions to shareholders	4,286	–
Shares redeemed	(445,446)	(1,496,067)
Net increase in shares outstanding	7,309,785	18,469,182

Institutional Class
Shares sold	1,135,230	16,726,461
Shares issued in reinvestment of distributions to shareholders	43,377	63,240
Shares redeemed	(423,283)	(13,734,914)
Net increase in shares outstanding	755,324	3,054,787

(a)	The Founders Class commenced operations on February 17, 2021.

Semi-Annual Report | March 31, 2022	47

Clarkston Funds	Notes to Financial Statements

March 31, 2022 (Unaudited)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 41% of the outstanding shares of the Clarkston Partners Fund are held by one shareholder that owns shares on behalf of its underlying beneficial owners. Approximately 77% of the outstanding shares of the Clarkston Fund are owned by one omnibus account. Approximately 69% of the outstanding shares of the Clarkston Founders Fund are held by one shareholder that owns shares on behalf of its underlying beneficial owners. Share transaction activities of these shareholders could have a material impact on the Funds.

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Clarkston Capital Partners, LLC (“Clarkston” or the “Adviser”), subject to the authority of the Board, is responsible for the management of the Funds' portfolios. The Adviser manages the investments of the Funds in accordance with the Funds' investment objectives, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, each Fund pays the Adviser an annual management fee that is based on each Fund's average daily net assets. The management fee is paid on a monthly basis. The contractual management fee rates are 0.80%, 0.50% and 0.75% for the Clarkston Partners Fund, the Clarkston Fund and the Clarkston Founders Fund, respectively. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of a Fund may terminate the Advisory Agreement upon 30 days' written notice. The Adviser may terminate the Advisory Agreement upon 60 days' notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of each Fund's Total Annual Fund Operating Expenses, (excluding shareholder servicing fees, brokerage expenses, interest expenses, taxes, acquired fund fees and expenses and extraordinary expenses) to an annual rate of 0.85% of the Clarkston Partners Fund's average daily net assets for each of the Founders Class shares and the Institutional Class shares, 0.55% of the Clarkston Fund's average daily net assets for the Institutional Class shares and 0.80% of the Clarkston Founders Fund's average daily net assets for each of the Founders Class shares and the Institutional Class shares. The Fee Waiver Agreement is in effect through January 31, 2023 and will automatically continue upon annual approval by the Board for successive twelve-month periods unless (i) it is terminated earlier by the Board, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. The Adviser may not terminate the Fee Waiver Agreement without the approval of the Trust's Board. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement (whether through a reduction of its management fee or otherwise) only to the extent that a Fund's expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Funds will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee or expense was reduced, as calculated on a monthly basis.

For the six months ended March 31, 2022, the fee waivers and/or reimbursements were $81,279, $105,282, $50,254, $54,872, and $24,671 for the Clarkston Partners Fund Founders Class, Clarkston Partners Fund Institutional Class, Clarkston Fund Institutional Class, Clarkston Founders Fund Founders Class and Clarkston Founders Fund Institutional Class, respectively.

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Clarkston Funds	Notes to Financial Statements

March 31, 2022 (Unaudited)

As of March 31, 2022, the balances of recoupable expenses for each Fund and class were as follows:

	Expiring in 2022	Expiring in 2023	Expiring in 2024	Expiring in 2025
Clarkston Partners Fund
Founders	$138,541	$312,179	$230,019	$81,279
Institutional	149,173	333,794	257,630	105,282
Clarkston Fund
Institutional	80,035	110,696	108,840	50,254
Clarkston Founders Fund
Founders	–	–	98,870	54,872
Institutional	47,245	110,059	86,951	24,671

Administrator: SS&C ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to each Fund. The Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in each Fund's operations. Each Fund's administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Funds for the six months ended March 31, 2022, are disclosed in the Statements of Operations. ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer agent for each Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides Chief Compliance Officer services to each Fund to monitor and test the policies and procedures of each Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of each Fund's shares pursuant to a Distribution Agreement with the Trust. Shares of each Fund are offered on a continuous basis through the Distributor, as agent of the Funds. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Funds' principal underwriter pursuant to the Distribution Agreement.

Each Fund has adopted a shareholder services plan (“Shareholder Services Plan”) for its Institutional Class. Under the Shareholder Services Plan each Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of each Fund's Institutional Class shares to Participating Organizations as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization.

Semi-Annual Report | March 31, 2022	49

Clarkston Funds	Notes to Financial Statements

March 31, 2022 (Unaudited)

7. TRUSTEES

As of March 31, 2022, there were four Trustees, each of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers will receive a quarterly retainer of $13,500, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $3,250. The Independent Trustees and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Officers of the Trust receive no salary or fees from the Trust. As discussed in Note 6 the Fund pays ALPS an annual fee for compliance services.

8. INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. RECENT ACCOUNTING PRONOUNCEMENT

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements for determining fair value in good faith for purposes of the 1940 Act. In connection with the adoption of Rule 2a-5, the SEC also adopted Rule 31a-4 under the 1940 Act, which provides the recordkeeping requirements associated with fair value determinations. Compliance with both Rules 2a-5 and 31a- 4 will be effective on September 8, 2022. Management is currently evaluating the impact of the adoption of Rules 2a-5 and 31a-4 on the Funds' financial statements and disclosures.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

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Clarkston Funds	Additional Information

March 31, 2022 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Funds (toll-free) at 1-844-680-6562 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Funds (toll-free) at 1-844-680-6562 or (ii) on the SEC's website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Funds' portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC's website at www.sec.gov. The Funds' portfolio holdings are also available at www.clarkstonfunds.com, or upon request, without charge, by calling (toll-free) 1-844-680-6562 or by writing to SS&C ALPS, c/o Clarkston Funds at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Semi-Annual Report | March 31, 2022	51

Clarkston Funds	Disclosure Regarding Renewal and Approval of Fund Advisory Agreement

March 31, 2022 (Unaudited)

On November 18, 2021, the Board of Trustees (the “Board”) of ALPS Series Trust (the “Trust”) met in person to discuss, among other things, the renewal and approval of the Investment Advisory Agreement (“Clarkston Agreement”) between the Trust and Clarkston Capital Partners, LLC (“Clarkston”) in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In evaluating Clarkston and the fees charged under the Clarkston Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Clarkston Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Nature, Extent and Quality of Services: The Trustees received and considered information regarding the nature, extent and quality of services provided to the Clarkston Funds under the Clarkston Agreement. The Trustees considered Clarkston's investment advisory personnel, its history as an asset manager and its investment approach focused on quality and value. They discussed Clarkston's investment philosophy of investing in companies, not stocks, seeking long term shareholder value, and mitigating risk by investing in quality companies. The Trustees considered Clarkston's investment process, which included the initial research process, periodic contact with the portfolio company's management, and ongoing diligence by monitoring results and developments. They also considered the resources at Clarkston devoted to research and analysis of current and potential investments. The Trustees acknowledged Clarkston's strong compliance culture, and that the Trust's CCO reported no material compliance matters related to the Clarkston Funds. The Board reviewed and discussed the financial statements of Clarkston, noting no concerns regarding the firm's continued viability. They also noted that the adviser was providing resources to assess and enhance its technology and cybersecurity resiliency. The Board agreed that they were satisfied with the nature, extent and quality of services rendered by Clarkston under the Clarkston Agreement.

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Clarkston Funds to Clarkston in light of the nature, extent and quality of the advisory services provided to the Clarkston Funds. The Board considered the information they received comparing each Clarkston Fund's contractual annual advisory fee and overall expenses with those of funds in the peer group and universe of funds, as provided in the report by FUSE, an independent provider of investment company data. The Trustees observed that each FUSE peer group consisted of the applicable Clarkston Fund and several other funds identified by FUSE as using similar strategies with comparable fee structures. The Trustees also noted that Clarkston had institutional accounts and clients using model delivery services for some or all of the strategies utilized by the Funds.

With respect to the Clarkston Founders Fund (“CF Fund”), the Trustees noted that the Fund's contractual advisory fee of 0.75% was marginally higher than the FUSE peer group median, but within the ranges of its peers. The Board also noted that the CF Fund's total net expenses (after fee waiver and expense reimbursement) for the Institutional Class were slightly above the FUSE peer group median, but within the ranges of its peers, while the total net expenses for the Founders class were below the FUSE peer group median. With respect to the Clarkston Partners Fund (“CP Fund”), the Trustees noted that the Fund's contractual advisory fee of 0.80% was marginally higher than the FUSE peer group median, but within the ranges of its peers. The Board also noted that the CP Fund's total net expenses (after fee waiver and expense reimbursement) for the Institutional Class were the same as the FUSE peer group median while the total net expenses for the Founders class were below the FUSE peer group median. The Trustees agreed that the management fees for each Fund relative to the applicable peer group were not unreasonable. With respect to the Clarkston Fund (“CS Fund”), the Trustees noted that the Fund's contractual advisory fee of 0.50% was well below the FUSE peer group median. It was the consensus of the Trustees that the advisory fees were not unreasonable.

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Clarkston Funds	Disclosure Regarding Renewal and Approval of Fund Advisory Agreement

March 31, 2022 (Unaudited)

Comparable Accounts: The Trustees acknowledged that Clarkston managed other institutional and strategic accounts, and model delivery service clients, using investment strategies similar to the strategies of the Clarkston Funds, noting that while certain clients of Clarkston were charged lower fees for similar strategies, the fees charged to the Funds were generally aligned with the firm's standard fee rates charged by Clarkston for institutional clients. They considered Clarkston's assertion that the services provided to the Funds were often more labor intensive and broader in scope than the work required for the other accounts. After consideration, the Trustees agreed that the management fees for each Fund relative to comparable accounts with similar strategies were not unreasonable in light of the services provided.

Performance: The Trustees reviewed and considered each Clarkston Fund's performance. The Board noted that the CP Fund and CF Fund had reported weak one-year performance as of August 31, 2021, trailing each Fund's FUSE peer universe's median return. They also considered performance of the Funds over the longer-term, with the CP Fund and CF Fund outperforming each Fund's FUSE peer universe's three-year median return, and CP Fund trailing its FUSE peer universe's five-year median return. The Trustees reviewed the performance of CS Fund with strong one-year absolute returns nearly tracking the benchmark index. They considered each Fund's Morningstar rating of four or five stars. After reviewing the investment performance of the Clarkston Funds, including the factors contributing to and detracting from performance, Clarkston's historical investment performance, and other factors, the Board concluded that the investment performance of each Clarkston Fund was satisfactory.

Profitability: The Trustees received and considered a profitability analysis prepared by Clarkston based on the fees paid under the Clarkston Agreement. The Trustees noted that Clarkston's work with the Funds was profitable, but that the amount of profit was not unreasonable in absolute terms or as a percentage of income.

Economies of Scale: The Trustees considered whether Clarkston was benefiting from economies of scale in the provision of services to each Clarkston Fund and whether such economies should be shared with the Funds' shareholders under the Clarkston Agreement. The Trustees noted that each Fund benefitted from the expense limitation, which effectively provided lower total fees to shareholders despite the Funds not yet achieving actual economies of scale. The Board reviewed the size of each Clarkston Fund and their prospects for growth and agreed Clarkston had not yet achieved meaningful economies of scale, but determined to continue to monitor and revisit the issue over time.

Semi-Annual Report | March 31, 2022	53

Clarkston Funds	Disclosure Regarding Renewal and Approval of Fund Advisory Agreement

March 31, 2022 (Unaudited)

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Clarkston from its relationship with each Clarkston Fund, including research and other support services. They acknowledged the benefit to Clarkston of soft dollar arrangements noting that the limited trading completed by the Funds limited the impact of such arrangements.

Having requested and reviewed such information from Clarkston as the Board believed to be reasonably necessary to evaluate the terms of the Clarkston Agreement, the Trustees, including all the Independent Trustees, concluded that the compensation of Clarkston with respect to each Fund was appropriate under the Clarkston Agreement and the renewal of the Clarkston Agreement was in the best interests of each Clarkston Fund and its respective shareholders.

54	www.clarkstonfunds.com

Page Intentionally Left Blank

CLARKSTON FUNDS

This material must be preceded or accompanied by a prospectus.
The Clarkston Funds are distributed by ALPS Distributors, Inc.
Clarkston Capital and Clarkston Funds are registered trademarks of
Clarkston Capital Partners, LLC. All rights reserved.

polen capital

DDJ OPPORTUNISTIC HIGH YIELD FUND

SEMI-ANNUAL

March 31, 2022

INSTITUTIONAL (DDJIX)

CLASS I (DDJCX)

CLASS II (DDJRX)

Shareholder Letter	1
Portfolio Update	4
Disclosure of Fund Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	18
Disclosure Regarding Renewal and Approval of Fund Advisory Agreement	27
Additional Information	29

DDJ Opportunistic High Yield Fund	Shareholder Letter

March 31, 2022 (Unaudited)

Message from the Head of Team, Portfolio Manager: Covering September 30, 2021 – March 31, 2022

The tone of the high yield bond market became more cautious during the fourth quarter of 2021, resulting in a modest loss in October and the first negative monthly returns in a year. The selloff intensified in November, driven primarily by concerns around the new COVID-19 Omicron variant; however, high yield bonds rallied in December as those fears receded and the high yield bond market managed to finish the quarter in positive territory. That said, it was the weakest quarterly performance since the pandemic-induced selloff that occurred in the first quarter of 2020. Further, the quarter’s volatile performance was also attributable to the shifting inflation narrative presented by the U.S. Federal Reserve (“the Fed”) and the likelihood of a quicker-than expected withdrawal of accommodative monetary policy, causing Treasury rates to increase during the quarter.

During the first quarter of 2022, high yield bonds sold off considerably, generating the worst quarterly performance in two years. More than half of this quarter’s negative return occurred in January, as investors priced in more aggressive interest rate hikes by the Fed after the December 2021 inflation reading came in at a nearly 40-year high. The sell-off continued at a moderated pace throughout the rest of the quarter, as investors assessed the impact of Russia’s invasion of Ukraine, and the associated sanctions, on economic growth, oil prices (which increased over 30% during the first quarter and by approximately 70% year-over-year), and already stubbornly high inflation. In addition, the Fed became increasingly more hawkish as the quarter wore on, largely as a result of the deteriorating outlook for inflation, resulting in significantly higher Treasury yields.

The impact that significantly higher inflation has had on monetary policy, and in particular, the Fed’s expectations for future interest rate hikes warrants further discussion given the degree such expectations have changed over the past six months and the implications such changes have on the outlook for economic growth. For example, after its September 2021 meeting, the Fed signaled a 50% chance of one interest rate hike occurring in all of calendar year 2022, with GDP growth of 3.8% expected. In addition, the Fed projected its preferred inflation gauge, the Core Personal Consumption Expenditures Index (“Core PCE”), which excludes volatile food and energy prices, to increase by 2.3% in 2022.

Such forecasts quickly became obsolete as inflation rose sharply during the fourth quarter of 2021, and continued to increase throughout the first quarter of 2022, with inflation reaching the highest levels in 40 years. Such an acceleration in inflation caused growing concerns amongst investors that the Fed had waited too long to act to combat inflation, which by now could be out of its control. In addition, initial hopes that heightened inflation would be “transitory” and would pass as the global economy normalized in a post-pandemic world were replaced with the realization that elevated inflation was structural and a real threat to economic growth. There are many factors that contributed to the sudden increase in inflation, including persistent supply chain disruptions, rising oil prices, and the war in Ukraine. However, we believe the primary culprit was the unprecedented fiscal stimulus enacted to combat the economic consequences wrought by the COVID-19 pandemic. More specifically, over $5 trillion dollars of fiscal stimulus has flooded the economy, much of which has benefited the consumer directly, through multiple fiscal stimulus measures implemented since the onset of the pandemic. A basic tenant of economics states that significantly increasing consumer spending power through an unprecedented expansion of the money supply is likely to increase inflation, which has held true in the current environment; it just took some time to materialize.

This acceleration in inflation resulted in significant changes to the Fed’s outlook for interest rates and economic growth. More specifically, after the Fed’s meeting in March 2022, the number of interest rate hikes expected by the Fed during calendar year 2022 had risen to a total of seven, equating to hikes of approximately 175 basis points. In addition, forecasts for GDP growth this year were cut to 2.8%, down from the 4% GDP growth expected in 2022 by the Fed just three months earlier. Not surprisingly, Treasury rates have risen sharply over the past six months, almost in unison with the increasing number of future interest rate hikes the Fed expects to implement. The Fed finds itself in the precarious position of trying to rein in inflation without causing structural damage to the economy, and the market is closely watching for signs that the Fed is not achieving this objective.

With this backdrop in mind, during the six-month period ending March 31, 2022, high yield bonds generated negative returns and materially underperformed the modestly positive performance produced by leveraged loans, which are largely insulated from rising rates given the floating rate nature of their coupons. Further, higher quality bonds, which typically have longer durations and thus more sensitivity to rising rates, underperformed their lower rated peers. Conversely, the opposite occurred in the loan market, as the lowest rated credits lagged given growing concerns around the path of economic activity. Notably, while lower rated loans underperformed their higher quality peers in the aggregate, second lien loans, which are typically lower rated, outperformed first lien loans over the previous six months. Lastly, despite the heightened volatility in leveraged credit markets along with increased uncertainty regarding the future outlook, the default environment remained almost non existent. More specifically, the 12-month trailing par-weighted high yield bond and leveraged loan default rates ended the period at 0.23% and 0.39%, respectively, well below their long-term average default rates of 3.50% and 3.04%, respectively.

Turning our attention to the Fund’s performance, during the six-months ending March 31, 2022, the Fund outperformed its benchmark, the ICE BofA U.S. High Yield Index. The Fund’s structurally shorter duration relative to the benchmark, due in large part to the Fund’s strategic allocation to bank loans, was a significant contributor to relative performance, given the sharp increase in U.S. Treasury yields during the period. In addition, the Fund’s income advantage relative to the benchmark, a characteristic that the Fund will typically exhibit as a result of its higher-than-average coupon, also meaningfully contributed to relative performance.

Semi-Annual Report | March 31, 2022	1

DDJ Opportunistic High Yield Fund	Shareholder Letter

March 31, 2022 (Unaudited)

Furthermore, the Fund’s security selection by credit quality had a materially positive impact on returns relative to the benchmark. Specifically, the investment strategy pursued by Polen Capital Credit (“Polen Credit”) on behalf of the Fund seeks to construct a relatively concentrated portfolio using superior security selection to exploit inefficiencies in the lower tier (i.e., B/CCC-rated) segment of the leveraged credit market. Consistent with such strategy, the Fund’s holdings in the aggregate rated B3 and below contributed meaningfully to relative returns. In addition, the Fund’s aggregate second lien loan holdings, which are typically lower rated, outperformed the broader benchmark, benefiting relative returns.

From a sector perspective, the Fund’s underweight to the Energy sector, which was the top performing sector in the benchmark over the period, detracted from relative performance. The Fund has historically maintained a structural underweight to the Energy sector as the performance of such sector is largely driven by a single macro variable, the price of oil, and does not lend itself well to Polen Credit's bottom-up fundamental research process. In addition, sector security selection detracted from relative returns, driven primarily by negative security selection in the Healthcare and Leisure sectors. Such negative effects were partially offset by positive security selection in the Basic Industry and Media sectors.

Importantly, the previously communicated significant change in the organizational structure of Polen Credit has resulted in no shift in focus for Polen Credit, as our investment team has maintained its focus on managing high yield credit portfolios. Polen Capital’s operating model is designed to support independent, autonomous investment teams, which we believe will provide an optimal environment for entrepreneurial investment talent like those employed at Polen Credit by offering the autonomy and empowerment of a boutique and the support and resources of a larger firm. As such, we believe this acquisition will contribute to greater business stability, resilience, and continuity for client across both organizations. Furthermore, Polen Credit’s investment philosophy and process, which has been in place for 25+ years, has remained unchanged under the leadership of David Breazzano (co-founder, head of investment team and portfolio manager) alongside the other members of the firm's senior portfolio management team. Meanwhile, the chief executive officer of Polen Capital Management, Stan Moss, has been named the chief executive officer of Polen Credit.

Given the Fund’s tendency to “buy-and-hold” positions with long investment horizons and relatively low issuer turnover, changes to positioning during the period occurred at the margin. First lien loan exposure declined as a result of either refinancing activity or active selling of select first lien loan positions that had outperformed in the volatile market environment. Proceeds from these transactions were used to fund relative value purchases in the high yield bonds of stable, defensible businesses that had traded lower along with the market. Given the uncertain macro climate, we are approaching changes to the Fund’s positioning cautiously, and overall have a constructive view on the fundamental health of the businesses in which the Fund is invested.

That said, among high yield and leveraged loan issuers, excluding the Energy sector, we are seeing the first signs that fundamentals are weakening. This weakness is not manifesting on the top-line (i.e., revenue growth), of these issuers but rather the current inflationary environment has increased input costs, which has correspondingly begun to pressure margins. Further exacerbating the issue is last year’s fundamental strength, which makes year-over-year comparable performance less favorable for many businesses. Should the current macroeconomic uncertainty persist, it could begin to negatively impact top-line growth as well, a risk that Polen Credit is closely monitoring.

Looking forward, Polen Credit believes persistent inflationary pressures as well as the potential for a monetary policy mistake by the Fed remain the primary risks in the market environment. Although the Fed has provided more clarity on its intentions, it is about to embark on the most aggressive policy normalization that markets have seen in years. Stubbornly high inflation, continued supply chain issues and the war in Ukraine are adding to market angst and are leading to heightened fears among market participants of recession, or worse stagflation. Here at Polen Credit, we cannot control how these exogenous factors will affect leveraged credit markets or the underlying businesses in which the Fund has invested. What we can control, is the depth and breadth of our fundamental research. During the previous six months, we have re-underwritten the Fund’s holdings and believe that these investments are well positioned to weather the current environment and produce strong absolute and relative performance over the long-term. Moreover, the lower tier of the high yield market, which is a primary focus of the Fund, generally is more insulated from a rise in interest rates than the upper tier segment, given bonds in the latter segment typically have both longer durations and lower coupons. In addition, bank loans, which are a meaningful component of the Fund, could benefit in a rising rate environment given the floating rate nature of their coupon, thereby reducing the Fund’s overall interest rate exposure.

Sincerely,

David J. Breazzano

Head of Team, Portfolio Manager

Polen Capital Credit

2	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Shareholder Letter

March 31, 2022 (Unaudited)

The ICE BofA Merrill Lynch U.S. High Yield Index is maintained by ICE BofA Merrill Lynch and comprises U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. One cannot invest directly into an index.

Basis Points: A basis point is one one-hundredth of one percent (0.0001).

Coupon: The stated interest rate paid on a bond. Coupon payments for high yield bonds are typically made semi-annually.

Yield: The yield is the income return on an investment, such as interest or dividends received from holding a particular security.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the Adviser only and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor the Adviser accepts any liability for losses either direct or consequential caused by the use of this information.

Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Past performance does not guarantee future results.

ALPS Distributors, Inc. is not affiliated with Polen Capital Credit, LLC, the investment adviser to the Fund.

Please consider the DDJ Opportunistic High Yield Fund’s investment objectives, risks, and charges and expenses carefully before investing. This and other important information is contained in the Fund’s prospectus, which can be obtained by calling 844-363-4898. Please read before investing.

Semi-Annual Report | March 31, 2022	3

DDJ Opportunistic High Yield Fund	Portfolio Update

March 31, 2022 (Unaudited)

Average Annual Total Returns (as of March 31, 2022)

	6 Month	1 Year	3 Year	5 Year	Since Inception*
DDJ Opportunistic High Yield Fund – Institutional Class	-2.07%**	1.65%	2.97%	3.97%	4.95%
DDJ Opportunistic High Yield Fund – Class I	-2.02%**	1.58%	2.98%	4.01%	4.97%
DDJ Opportunistic High Yield Fund – Class II	-2.23%**	1.17%	2.66%	3.65%	4.62%
ICE BofA Merrill Lynch U.S. High Yield Index(a)	-3.89%	-0.29%	4.40%	4.56%	5.15%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (844) 363-4898 or by visiting www.ddjfunds.com.

*	Fund’s inception date is July 16, 2015.
**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes. (a) The benchmark of the Fund is the ICE BofAML US High Yield Index, maintained by ICE BofA Merrill Lynch and comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and net annual operating expenses after fee waivers and/or reimbursement for the Fund’s Institutional Class, Class I and Class II shares (as reported in the January 28, 2022 Prospectus) are 0.99% and 0.79%, 1.08% and 0.89% and 1.33% and 1.14% respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2023.

Performance of $5,000,000 Initial Investment (as of March 31, 2022)

The graph shown above represents historical performance of a hypothetical investment of $5,000,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Portfolio Update

March 31, 2022 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Century Aluminum Co.	3.57%
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP	3.07%
NFP Corp.	2.92%
Titan Acquisition, Ltd. / Titan Co.-Borrower LLC	2.65%
Ford Motor Co.	2.60%
Cano Health LLC	2.42%
Tenet Healthcare Corp.	2.41%
AssuredPartners, Inc.	2.17%
Occidental Petroleum Corp.	2.14%
Dornoch Debt Merger Sub, Inc.	2.03%
Top Ten Holdings	25.98%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Portfolio Composition (as a % of Net Assets)*

Semi-Annual Report | March 31, 2022	5

DDJ Opportunistic High Yield Fund	Disclosure of Fund Expenses

March 31, 2022 (Unaudited)

Examples. As a shareholder of the DDJ Opportunistic High Yield Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on October 1, 2021 and held through March 31, 2022.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period October 1, 2021 - March 31, 2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Expense Ratio(a)	Expense Paid During Period October 1, 2021 - March 31, 2022(b)
DDJ Opportunistic High Yield Fund
Institutional Class
Actual	$1,000.00	$980.50	0.79%	$3.90
Hypothetical (5% return before expenses)	$1,000.00	$1,020.99	0.79%	$3.98
Class I
Actual	$1,000.00	$981.00	0.79%	$3.90
Hypothetical (5% return before expenses)	$1,000.00	$1,020.99	0.79%	$3.98
Class II
Actual	$1,000.00	$978.80	1.14%	$5.62
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	1.14%	$5.74

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses after any applicable waivers and reimbursements.
(b)	Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

6	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (1.59%)
Consumer, Cyclical (0.99%)
CWT Travel Holdings Inc(b)(d)	89,755	$2,777,917

Consumer, Non-Cyclical (0.11%)
American Tire Distributors, Inc.(a)(b)(c)(d)(e)	2,940	297,557

Materials (0.12%)
Real Alloy Holding, Inc.(a)(b)(c)(d)(e)	3	189,055
Specialty Steel Holdco, Inc.(a)(b)(c)(d)(e)	1	150,863
Total Materials		339,918

Mineral and Precious Stone Mining (0.04%)
Arctic Canadian Diamond Co LTD.(a)(b)(d)(e)	541	104,413

Oil & Gas (0.26%)
Utex Industries, Inc.(a)(b)(c)(d)(e)	7,506	720,426

Technology (0.07%)
Skillsoft Corp.(d)	32,763	197,886

TOTAL COMMON STOCKS
(Cost $2,411,499)		4,438,117

	Rate	Maturity Date	Principal Amount	Value (Note 2)
BANK LOANS (28.75%)
Basic Materials (0.91%)
Aruba Investments, Inc., Series Initial(f)	3M US L + 7.75%, 0.75% Floor	11/24/2028	$2,540,000	$2,527,300

Communications (2.05%)
ABG Intermediate Holdings 2 LLC(a)(f)	3M US L + 6.00%, 0.50% Floor	12/20/2029	810,000	804,938
Auction.com LLC fka Ten-X LLC(b)(c)(f)	1M US L + 4.00%, 1.00% Floor	9/27/2024	5,082,234	4,929,767
Total Communications				5,734,705

Consumer Discretionary (1.99%)
CNT Holdings I Corp, Series Initial(f)	3M US L + 6.75%, 0.75% Floor	11/6/2028	5,554,188	5,565,769

Consumer, Cyclical (1.31%)
Brooks Automation 11/21 2nd Lien TL(f)	1M US L + 5.60%, 0.50% Floor	11/16/2029	2,040,000	2,019,600
Mitchell International, Inc. TL(f)	3M US L + 6.50%	10/1/2029	1,650,000	1,638,145
Total Consumer, Cyclical				3,657,745

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	7

DDJ Opportunistic High Yield Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Consumer, Non-Cyclical (17.18%)
Ankura Consulting Group LLC, Series Closing Date(f)	3M US L + 8.00%, 0.75% Floor	3/19/2029	$650,000	$645,125
Asurion LLC, Series New B-4(f)	1M US L + 5.25%	1/20/2029	3,100,000	3,035,102
Aveanna Healthcare LLC(a)(f)	1M US L+ 7.00%, 0.50% Floor	12/10/2029	4,000,000	3,830,000
Cloudera, Inc.(a)(f)	1M US L + 6.00%, 0.50% Floor	8/10/2029	860,000	849,250
CP Iris Holdco I, Inc.(b)(f)	3M US L + 7.00%, 0.50% Floor	9/15/2029	1,720,000	1,695,628
Envision Healthcare Corp., Series Initial(f)	1M US L + 3.75%	10/10/2025	3,341,876	2,233,493
Eyecare Partners LLC(f)	3M US L + 6.75%, 0.50% Floor	11/15/2029	3,388,398	3,385,586
Infinite Bidco LLC, Series Initial(f)	3M US L + 7.00%, 0.50% Floor	3/2/2029	4,245,740	4,203,283
KKR Apple Bidco LLC, Series Initial(f)(h)	1M US L + 5.75%, 0.50% Floor	8/6/2026	3,578,629	3,565,781
KUEHG Corp, Series Tranche B(f)(h)	3M US L + 8.25%, 1.00% Floor	8/22/2025	1,410,000	1,408,830
KUEHG Corp, Series B-3(f)	3M US L + 3.75%, 1.00% Floor	2/21/2025	5,688,175	5,612,636
LaserShip, Inc., Series Initial(a)(f)	3M US L + 7.50%, 0.75% Floor	5/7/2029	3,280,000	3,271,800
Learning Care Group No. 2, Inc., Series Initial(f)	3M US L + 7.50%, 1.00% Floor	3/13/2026	2,475,012	2,454,915
Learning Care Group No. 2, Inc., Series Initial(f)	3M US L + 3.25%, 1.00% Floor	3/13/2025	1,493,747	1,473,985
Medical Solutions LLC(f)	3M US L + 7.00%, 0.50% Floor	9/24/2028	1,770,000	1,716,900
MH Sub I LLC, Series 2021 Replacement(f)	1M US L + 6.25%	2/23/2029	4,340,000	4,310,162
SM Wellness Holdings, Inc., Series Initial(a)(f)	3M US L + 8.75%, 0.75% Floor	4/16/2029	1,030,000	1,035,150
VC GB Holdings I Corp, Series Initial(f)	3M US L + 6.75%, 0.50% Floor	7/23/2029	1,330,000	1,290,652
Xplornet Communications Inc. TL(a)(f)	1M US L + 7.00%, 0.50% Floor	9/30/2029	1,930,000	1,930,000
Total Consumer, Non-Cyclical				47,948,278

Financials (0.22%)
Arctic Canadian Diamond Corp, 2L TL(a)(b)(e)(g)	Cash 5.00% + PIK 12.50%	12/31/2027	531,261	531,261
Zest Acquisition Corp., Series Initial(a)(f)	3M US L + 7.50%, 1.00% Floor	3/13/2026	90,000	89,550
Total Financials				620,811

Industrials (5.09%)
Brand Energy & Infrastructure Services, Inc., Series Initial(f)	3M US L + 4.25%, 1.00% Floor	6/21/2024	2,010,189	1,925,178
Deliver Buyer, Inc., Series Senior Secured(f)	3M US L + 5.00%, 1.00% Floor	5/1/2024	5,180,827	5,180,827
Engineered Machinery Holdings, Inc., Series Incremental
Amendment No. 2(f)	3M US L + 6.50%, 0.75% Floor	5/21/2029	2,760,000	2,747,925
Engineered Machinery Holdings, Inc., Series Incremental
Amendment No. 3(f)	3M US L + 6.00%, 0.75% Floor	5/21/2029	2,295,812	2,292,942
GI Consilio Parent LLC(a)(f)	1M US L + 7.50%, 0.50% Floor	5/14/2029	2,050,000	2,060,250
Total Industrials				14,207,122

TOTAL BANK LOANS
(Cost $81,125,294)				80,261,730

HIGH YIELD BONDS AND NOTES (66.78%)
Basic Materials (6.64%)
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP(i)	8.750%	7/15/2026	8,190,000	8,557,567
Century Aluminum Co.(i)	7.500%	4/1/2028	9,545,000	9,972,330
Northwest Acquisitions ULC / Dominion Finco, Inc.(b)(d)(i)(j)	7.125%	11/1/2022	1,650,000	99
Total Basic Materials				18,529,996

See Notes to Financial Statements.

8	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Communications (5.52%)
Clear Channel Outdoor Holdings, Inc.(i)	7.750%	4/15/2028	$2,170,000	$2,183,812
Clear Channel Outdoor Holdings, Inc.(i)	7.500%	6/1/2029	1,930,000	1,928,128
GTT Communications, Inc.(b)(c)(d)(i)(j)	7.875%	12/31/2024	1,970,000	201,925
Scripps Escrow II, Inc.(i)	5.375%	1/15/2031	1,490,000	1,428,731
Scripps Escrow, Inc.(i)	5.875%	7/15/2027	660,000	661,452
Uber Technologies, Inc.(i)	4.500%	8/15/2029	3,680,000	3,456,900
Viasat, Inc.(i)	5.625%	9/15/2025	1,450,000	1,418,586
Viasat, Inc.(i)	6.500%	7/15/2028	4,300,000	4,133,440
Total Communications				15,412,974

Consumer, Cyclical (14.85%)
Boyd Gaming Corp.(i)	4.750%	6/15/2031	1,480,000	1,428,844
CWT Travel Group, Inc.(i)	8.500%	11/19/2026	5,128,594	5,077,308
Dornoch Debt Merger Sub, Inc.(i)	6.625%	10/15/2029	6,520,000	5,677,094
Ford Motor Co.	7.450%	7/16/2031	2,970,000	3,510,198
Ford Motor Co.	9.625%	4/22/2030	5,570,000	7,265,397
Lions Gate Capital Holdings LLC(i)	5.500%	4/15/2029	3,690,000	3,560,961
Real Hero Merger Sub 2, Inc.(i)	6.250%	2/1/2029	4,450,000	4,063,339
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.(i)	6.625%	3/1/2030	2,790,000	2,753,730
Sportsnet(a)(b)(c)(e)	10.250%	1/15/2025	100,000	101,375
SRS Distribution, Inc.(i)	6.000%	12/1/2029	3,570,000	3,309,301
Wheel Pros, Inc.(i)	6.500%	5/15/2029	3,800,000	3,337,084
White Cap Buyer LLC(i)	6.875%	10/15/2028	1,444,000	1,370,060
Total Consumer, Cyclical				41,454,691

Consumer, Non-Cyclical (13.98%)
Bausch Health Cos., Inc.(i)	5.250%	1/30/2030	4,060,000	3,195,809
Cano Health LLC(i)	6.250%	10/1/2028	7,030,000	6,762,192
Catalent Pharma Solutions, Inc.(i)	3.500%	4/1/2030	3,430,000	3,136,855
Envision Healthcare Corp.(h)(i)	8.750%	10/15/2026	2,340,000	1,131,542
High Ridge Brands Escrow(a)(b)(c)(e)		3/15/2025	125,000	1,537
Simmons Foods, Inc./Simmons Prepared Foods Inc/Simmons Pet
Food Inc/Simmons Feed(i)	4.625%	3/1/2029	2,510,000	2,356,388
	11.9222% or PIK L+11.00%,
Specialty Steel(a)(b)(c)(e)(f)(g)	1.00% Floor	11/15/2026	210,000	210,000
Surgery Center Holdings, Inc.(i)	6.750%	7/1/2025	2,045,000	2,039,755
Surgery Center Holdings, Inc.(i)	10.000%	4/15/2027	3,530,000	3,712,148
Team Health Holdings, Inc.(i)	6.375%	2/1/2025	6,235,000	5,606,231
Tenet Healthcare Corp.(i)	5.125%	11/1/2027	6,690,000	6,730,140
Tenet Healthcare Corp.(i)	6.125%	10/1/2028	4,070,000	4,140,635
Total Consumer, Non-Cyclical				39,023,232

Energy (5.11%)
Harvest Midstream I LP(i)	7.500%	9/1/2028	2,975,000	3,043,038
Occidental Petroleum Corp.	6.450%	9/15/2036	5,080,000	5,977,128
Occidental Petroleum Corp.	8.875%	7/15/2030	3,190,000	4,094,987
Teine Energy, Ltd.(i)	6.875%	4/15/2029	1,150,000	1,168,636
Total Energy				14,283,789

Financials (7.54%)
AssuredPartners, Inc.(i)	7.000%	8/15/2025	6,100,000	6,069,226
GTCR AP Finance, Inc.(i)	8.000%	5/15/2027	1,530,000	1,549,645
HUB International, Ltd.(i)	7.000%	5/1/2026	5,210,000	5,276,792
NFP Corp.(i)	6.875%	8/15/2028	8,520,000	8,147,420
Total Financials				21,043,083

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	9

DDJ Opportunistic High Yield Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Industrials (9.49%)
IEA Energy Services LLC(i)	6.625%	8/15/2029	$2,060,000	$1,940,222
Intelligent Packaging, Ltd. Finco, Inc. / Intelligent Packaging Ltd
Co.-Issuer LLC(i)	6.000%	9/15/2028	2,050,000	2,024,375
JPW Industries Holding Corp.(i)	9.000%	10/1/2024	780,000	795,171
Material Sciences Corp.(a)(b)(c)(e)(f)(g)	L + 8.25% or PIK 2.00%	1/9/2024	90,225	89,097
Titan Acquisition, Ltd. / Titan Co.-Borrower LLC(i)	7.750%	4/15/2026	7,441,000	7,404,911
TransDigm, Inc.	6.375%	6/15/2026	2,230,000	2,252,969
TransDigm, Inc., Series WI	4.875%	5/1/2029	5,670,000	5,325,831
Trident TPI Holdings, Inc.(i)	6.625%	11/1/2025	3,510,000	3,466,897
Trident TPI Holdings, Inc.(i)	9.250%	8/1/2024	3,180,000	3,199,843
Total Industrials				26,499,316

Materials (0.04%)
	L + 10.00% or PIK L+12.00%,
Real Alloy Holding, Inc.(a)(b)(c)(e)(f)(g)	1.00% Floor	11/28/2023	114,596	114,596

Technology (3.61%)
Minerva Merger Sub, Inc.(i)	6.500%	2/15/2030	4,310,000	4,186,648
Playtika Holding Corp.(i)	4.250%	3/15/2029	450,000	415,996
Presidio Holdings, Inc.(h)(i)	8.250%	2/1/2028	5,370,000	5,484,434
Total Technology				10,087,078

TOTAL HIGH YIELD BONDS AND NOTES
(Cost $192,868,418)				186,448,755

	Maturity Date	Shares	Value (Note 2)
WARRANTS (0.00%)
Consumer, Cyclical (0.00%)
CWT Travel Holdings, Inc., Strike Price: $57.00(a)(b)(d)(e)	11/19/2026	$3,371	$–
CWT Travel Holdings, Inc., Strike Price: $67.69(a)(b)(d)(e)	11/19/2028	$3,548	$–
Utex Industries Holdings, LLC, Strike Price: $114.76(a)(b)(c)(d)(e)	12/31/2049	$1,150	$–
TOTAL WARRANTS
(Cost $–)			–

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.48%)
MSILF Treasury Securities Portfolio	0.010%	6,915,408	$6,915,408

TOTAL SHORT TERM INVESTMENTS
(Cost $6,915,408)			6,915,408

TOTAL INVESTMENTS (99.60%)
(Cost $283,320,619)			$278,064,010

OTHER ASSETS IN EXCESS OF LIABILITIES (0.40%)			1,119,089

NET ASSETS (100.00%)			$279,183,099

See Notes to Financial Statements.

10	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. Additional information on Level 3 assets can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section.
(b)	Security deemed to be illiquid under the procedures approved by the Fund's Board of Trustees. As of March 31, 2022, the fair value of illiquid securities in the aggregate was $12,115,516, representing 4.40% of the Fund's net assets.
(c)	Security deemed to be restricted as of March 31, 2022. As of March 31, 2022, the fair value of restricted securities in the aggregate was $7,006,198, representing 2.51% of the Fund’s net assets. Additional information on restricted securities can be found in both Note 2. Significant Accounting Policies and Note 8. Commitments and Contingencies in the Notes to Financial Statements sections.
(d)	Non-income producing security.
(e)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(f)	Floating or variable rate security. The reference rate is described below. The rate in effect as of March 31, 2022 is based on the reference rate plus the displayed spread as of the securities last reset date.
(g)	Payment in-kind.
(h)	All or a portion of this position has not settled as of March 31, 2022. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(i)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2022 the fair value of securities restricted under Rule 144A in the aggregate was $138,550,035, representing 52.74% of net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board unless indicated as illiquid as denoted in footnote (b).
(j)	Security is currently in default.

Investment Abbreviations:

LIBOR - London Interbank Offered

Rate PIK - Payment in-kind

Reference Rates:

1M US L - 1 Month LIBOR as of March 31, 2022 was 0.45%

3M US L - 3 Month LIBOR as of March 31, 2022 was 0.96%

6M US L - 6 Month LIBOR as of March 31, 2022 was 1.47%

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	11

DDJ Opportunistic High Yield Fund	Statement of Assets and Liabilities

March 31, 2022 (Unaudited)

ASSETS:
Investments, at value (Cost $283,320,619)	$278,064,010
Due from custodian(a)	123,659
Receivable for investments sold	1,355,033
Receivable for shares sold	90,540
Interest receivable	4,204,134
Prepaid expenses	17,868
Total Assets	283,855,244

LIABILITIES:
Payable for administration and transfer agent fees	58,790
Payable for investments purchased	4,377,152
Payable to adviser	143,387
Payable for shareholder services
Class I	506
Class II	414
Payable for distribution fees
Class II	408
Payable for professional fees	34,433
Payable for trustees' fees and expenses	17,770
Payable to Chief Compliance Officer fees	2,949
Accrued expenses and other liabilities	36,336
Total Liabilities	4,672,145
NET ASSETS	$279,183,099

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$287,779,650
Total distributable earnings/(deficit)	(8,596,551)
NET ASSETS	$279,183,099

PRICING OF SHARES
Institutional Class :
Net Asset Value, offering and redemption price per share	$8.17
Net Assets	$277,274,551
Shares of beneficial interest outstanding	33,941,589
Class I :
Net Asset Value, offering and redemption price per share	$8.22
Net Assets	$13,555
Shares of beneficial interest outstanding	1,650
Class II :
Net Asset Value, offering and redemption price per share	$8.19
Net Assets	$1,894,993
Shares of beneficial interest outstanding	231,327

(a)	During the interim investment advisory agreement period, investment advisory fees earned by the Advisor were held in escrow. Additional information on the nature of this transaction and provisions can be found in Note 6. Management and Related Party Transactions in the Notes to Financial Statements section.

Commitments and Contingencies (Note 8)

See Notes to Financial Statements.

12	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Statement of Operations

For the Six Months Ended March 31, 2022 (Unaudited)

INVESTMENT INCOME:
Dividends	$35,200
Interest	8,295,262
Total Investment Income	8,330,462

EXPENSES:
Investment advisory fees (Note 6)	913,889
Administration fees	130,938
Shareholder service fees
Class II	1,076
Distribution fees
Class II	2,768
Custody fees	22,277
Legal fees	15,676
Audit and tax fees	11,926
Transfer agent fees	26,802
Trustees' fees and expenses	13,059
Registration and filing fees	470
Printing fees	1,929
Chief Compliance Officer fees	16,579
Insurance fees	3,263
Other expenses	6,255
Total Expenses	1,166,907
Less fees waived/reimbursed by investment adviser (Note 6)
Institutional Class	(129,634)
Class I	(159)
Class II	(1,139)
Net Expenses	1,035,975
NET INVESTMENT INCOME	7,294,487

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(2,462,379)
Net realized loss	(2,462,379)
Change in unrealized appreciation/(depreciation) on:
Investments	(10,036,046)
Net change	(10,036,046)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(12,498,425)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,203,938)

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	13

DDJ Opportunistic High Yield Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2022 (Unaudited)	For the Year Ended September 30, 2021
OPERATIONS:
Net investment income	$7,294,487	$12,126,055
Net realized gain/(loss) on investments	(2,462,379)	3,183,924
Net change in unrealized appreciation/(depreciation) on investments	(10,036,046)	6,551,940
Net increase/(decrease) in net assets resulting from operations	(5,203,938)	21,861,919
DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(7,883,680)	(11,780,574)
Class I	(8,259)	(42,105)
Class II	(63,438)	(148,341)
Total distributions	(7,955,377)	(11,971,020)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Institutional Class
Shares sold	42,735,880	89,692,093
Dividends reinvested	7,750,508	11,476,862
Shares redeemed	(3,906,895)	(2,939,778)
Net increase from beneficial share transactions	46,579,493	98,229,177
Class I
Shares sold	267	–
Dividends reinvested	–	–
Shares redeemed	(683,837)	–
Net decrease from beneficial share transactions	(683,570)	–
Class II
Shares sold	47,797	609,249
Dividends reinvested	47,429	113,152
Shares redeemed	(569,282)	(969,795)
Redemption fees	–	3
Net decrease from beneficial share transactions	(474,056)	(247,391)

Net increase in net assets	32,262,552	107,872,685

NET ASSETS:
Beginning of period	246,920,547	139,047,862
End of period	$279,183,099	$246,920,547

See Notes to Financial Statements.

14	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Financial Highlights

Institutional Class	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$8.59		$8.10	$8.72	$9.53	$10.04	$9.84

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.23		0.52	0.60 (b)	0.83	0.84	0.87
Net realized and unrealized gain/(loss) on investments	(0.40)		0.48	(0.63)	(0.82)	(0.43)	0.33
Total from investment operations	(0.17)		1.00	(0.03)	0.01	0.41	1.20

LESS DISTRIBUTIONS:
From net investment income	(0.25)		(0.51)	(0.59)	(0.82)	(0.82)	(0.89)
From net realized gains on investments	0.00	(c)	–	–	–	(0.10)	(0.11)
Total Distributions	(0.25)		(0.51)	(0.59)	(0.82)	(0.92)	(1.00)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.42)		0.49	(0.62)	(0.81)	(0.51)	0.20
NET ASSET VALUE, END OF PERIOD	$8.17		$8.59	$8.10	$8.72	$9.53	$10.04

TOTAL RETURN(d)	(1.95%)		12.61%	(0.03%)	0.12%	4.26%	12.73%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$277,275		$243,732	$135,801	$20,367	$8,801	$7,101

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.89	%(e)	0.99%	1.24%	3.01%	3.81%	4.61%
Operating expenses including reimbursement/waiver	0.79	%(e)	0.79%	0.79%	0.79%	0.79%	0.79%
Net investment income including reimbursement/waiver	5.59	%(e)	6.07%	7.36%	9.14%	8.56%	8.67%
PORTFOLIO TURNOVER RATE(f)	28%		74%	66%	43%	147%	86%

(a)	Calculated using the average shares method.
(b)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(c)	Less than $0.005 per share.
(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	15

DDJ Opportunistic High Yield Fund	Financial Highlights

Class I	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Year Ended September 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$8.58		$8.09		$8.72		$9.54		$10.04		$9.84

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.22		0.52		0.61	(b)	0.84		0.81		0.86
Net realized and unrealized gain/(loss) on investments	(0.38)		0.48		(0.64)		(0.83)		(0.39)		0.33
Total from investment operations	(0.16)		1.00		(0.03)		0.01		0.42		1.19

LESS DISTRIBUTIONS:
From net investment income	(0.20)		(0.51)		(0.60)		(0.83)		(0.82)		(0.88)
From net realized gains on investments	0.00	(c)	–		–		–		(0.10)		(0.11)
Total Distributions	(0.20)		(0.51)		(0.60)		(0.83)		(0.92)		(0.99)
REDEMPTION FEES ADDED TO PAID-IN-CAPITAL (Note 5)	–		–		–		–		0.00	(c)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.36)		0.49		(0.63)		(0.82)		(0.50)		0.20
NET ASSET VALUE, END OF PERIOD	$8.22		$8.58		$8.09		$8.72		$9.54		$10.04

TOTAL RETURN(d)	(1.90%)		12.63%		(0.11%)		0.16%		4.42%		12.63%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$14		$708		$668		$719		$723		$732

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.90	%(e)	0.98%		1.32%		2.98%		3.04%		4.63%
Operating expenses including reimbursement/waiver	0.79	%(e)	0.79	%(f)	0.79	%(f)	0.79	%(f)	0.79	%(f)	0.80	%(f)
Net investment income including reimbursement/waiver	5.18	%(e)	6.11%		7.44%		9.20%		8.29%		8.66%

PORTFOLIO TURNOVER RATE(g)	28%		74%		66%		43%		147%		86%

(a)	Calculated using the average shares method.
(b)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(c)	Less than $0.005 per share.
(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	According to the Fund's shareholder services plan with respect to the Fund's Class I shares, any amount of such payment not paid during the Fund's fiscal year for such services activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the years ended, September 30, 2019, September 30, 2018 and September 30, 2017, in the amounts of 0.10%, 0.10% and 0.09% of average net assets of Class I shares. For the years ended September 30, 2021 and September 30, 2020, no fees were accrued and thus no fees were reimbursed.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

16	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Financial Highlights

Class II	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Year Ended September 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$8.61		$8.12		$8.75		$9.55		$10.04		$9.83

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.22		0.49		0.59	(b)	0.80		0.79		0.84
Net realized and unrealized gain/(loss) on investments	(0.40)		0.48		(0.65)		(0.82)		(0.41)		0.32
Total from investment operations	(0.18)		0.97		(0.06)		(0.02)		0.38		1.16

LESS DISTRIBUTIONS:
From net investment income	(0.24)		(0.48)		(0.57)		(0.79)		(0.77)		(0.84)
From net realized gains on investments	0.00	(c)	–		–		–		(0.10)		(0.11)
Total Distributions	(0.24)		(0.48)		(0.57)		(0.79)		(0.87)		(0.95)
REDEMPTION FEES ADDED TO PAID-IN-CAPITAL (Note 5)	–		0.00	(c)	0.00	(c)	0.01		0.00	(c)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.42)		0.49		(0.63)		(0.80)		(0.49)		0.21
NET ASSET VALUE, END OF PERIOD	$8.19		$8.61		$8.12		$8.75		$9.55		$10.04

TOTAL RETURN(d)	(2.12%)		12.20%		(0.46%)		(0.12%)		3.97%		12.38%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$1,895		$2,480		$2,579		$6,467		$1,292		$201

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.24	%(e)	1.33%		1.71%		3.20%		3.83%		4.86%
Operating expenses including reimbursement/waiver	1.14	%(e)	1.14	%(f)	1.14	%(f)	1.14	%(f)	1.08	%(f)	1.05	%(f)
Net investment income including reimbursement/waiver	5.20	%(e)	5.75%		6.98%		8.74%		8.16%		8.41%

PORTFOLIO TURNOVER RATE(g)	28%		74%		66%		43%		147%		86%

(a)	Calculated using the average shares method.
(b)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(c)	Less than $0.005 per share.
(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.

(f)	According to the Fund's shareholder services plan with respect to the Fund's Class II shares, any amount of such payment not paid during the Fund's fiscal year for such services activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the years ended September 30, 2021, September 30, 2020, September 30, 2019, September 30, 2018 and September 30, 2017, in the amounts of 0.00% 0.00%, 0.00%, 0.06% and 0.09% of average net assets of Class II shares.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	17

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

March 31, 2022 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes the DDJ Opportunistic High Yield Fund (the “Fund”). The Fund is diversified, and its primary investment objective is overall total return consisting of a high level of current income together with long-term capital appreciation. The Fund currently offers Class I shares, Class II shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable or otherwise not representative of market conditions at the time of the valuation determination, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. High yield bonds and notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more third party pricing services or dealers.

For equity securities and mutual funds that are traded on an exchange, the market price is the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Money market funds, representing short-term investments, are valued at their NAV.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

18	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

March 31, 2022 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2022:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer, Cyclical	$–	$2,777,917	$–	$2,777,917
Consumer, Non-Cyclical	–	–	297,557	297,557
Materials	–	–	339,918	339,918
Mineral and Precious Stone Mining	–	–	104,413	104,413
Oil & Gas	–	–	720,426	720,426
Technology	197,886	–	–	197,886
Bank Loans
Basic Materials	–	2,527,300	–	2,527,300
Communications	–	4,929,767	804,938	5,734,705
Consumer Discretionary	–	5,565,769	–	5,565,769
Consumer, Cyclical	–	3,657,745	–	3,657,745
Consumer, Non-Cyclical	–	37,032,078	10,916,200	47,948,278
Financials	–	–	620,811	620,811
Industrials	–	12,146,872	2,060,250	14,207,122
High Yield Bonds and Notes
Basic Materials	–	18,529,996	–	18,529,996
Communications	–	15,412,974	–	15,412,974
Consumer, Cyclical	–	41,353,316	101,375	41,454,691
Consumer, Non-Cyclical	–	38,811,695	211,537	39,023,232
Energy	–	14,283,789	–	14,283,789
Financials	–	21,043,083	–	21,043,083
Industrials	–	26,410,219	89,097	26,499,316
Materials	–	–	114,596	114,596
Technology	–	10,087,078	–	10,087,078
Short Term Investments	6,915,408	–	–	6,915,408
Warrants	–	–	–	–
Total	$7,113,294	$254,569,598	$16,381,118	$278,064,010

Semi-Annual Report | March 31, 2022	19

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

March 31, 2022 (Unaudited)

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Asset Type	Common Stocks	Bank Loans	High Yield Bonds And Notes	Warrants	Total
Balance as of September 30, 2021	$1,271,468	$15,168,752	$517,996	$–	$16,958,216
Accrued Discount/Premium	–	20,887	55	–	20,942
Realized Gain/(Loss)	–	1,619	–	–	1,619
Change in Unrealized Appreciation/(Depreciation)	190,846	(249,403)	(1,446)	–	(60,003)
Purchases	–	7,646,243	–	–	7,646,243
Sales Proceeds	–	(301,377)	–	–	(301,377)
Transfer into Level 3(a)	–	1,930,000	–	–	1,930,000
Transfer out of Level 3(b)	–	(9,814,522)	–	–	(9,814,522)
Balance as of March 31, 2022	$1,462,314	$14,402,199	$516,605	$–	$16,381,118
Net change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments held at March 31, 2022	$190,845	$(123,804)	$(1,499)	$–	$65,542

(a)	Transferred from Level 2 to Level 3 because of a lack of observable market data, resulting from a decrease in market activity for the securities.
(b)	Transferred from Level 3 to Level 2 because observable market data became available for the securities.

Information about Level 3 measurements as of March 31, 2022:

Asset Class	Market Value	Valuation Technique(s)	Unobservable Input(s)(a)	Value/Range
Common Stocks	$1,357,901	Discounted Cash Flow Analysis	Discount Rate	10.8% - 15.8%
		Market Analysis	EBITDA Multiple	4.4x - 8.5x
Common Stocks	$104,413	Discounted Cash Flow Analysis	Discount rate	18.90%
			Price per share	$193.00
Bank Loans	$13,870,938	Third-Party Vendor Pricing Service	Vendor Quotes	N/A
Bank Loans	$531,261	Discounted Cash Flow Analysis	Discount Rate	18.90%
			Percentage of par value	100.00%
High Yield Bonds and Notes	$515,068	Yield Analysis	Yield to Worst	8.6% - 11.0%
High Yield Bonds and Notes	$1,537	Litigation Trust Settlement Proceeds	Discount rate	10.10%
			Expected recovery probability rate	$1.23 per $100 principal amount of now cancelled Unsecured Notes
Warrants	$–	Intrinsic value	Strike price per share	$57.00 - $114.76
			Per share value (fully diluted)	$0.00
	$16,381,118

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Yield to Worst	Increase	Decrease
Vendor Quotes	Increase	Decrease
Discount Rate	Decrease	Increase
EBITDA Multiple	Increase	Decrease
Expected Recovery Rate	Increase	Decrease

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation ("FDIC") insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

20	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

March 31, 2022 (Unaudited)

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund in the Trust. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six month period ended March 31, 2022, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of March 31, 2022, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statement of Operations.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Loan Assignments: The Fund acquires loans via loan assignments. The Fund considers loans acquired via assignment to be investments in debt instruments. When the Fund purchases loans from lenders via assignment, the Fund will acquire direct rights against the borrower on the loan except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Loans and debt instruments are subject to credit risk. Credit risk relates to the ability of the borrower under such fixed income instruments to make interest and principal payments as they become due.

As of March 31, 2022, the Fund held $80,261,730 or 28.75% of the Fund’s net assets, in loans acquired via assignment.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments, and as a result the Fund’s share price, may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high yield securities in particular may be less liquid than higher quality fixed income securities, and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

LIBOR Transition: Certain of the Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). In July of 2017, the head of the UK Financial Conduct

Semi-Annual Report | March 31, 2022	21

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

March 31, 2022 (Unaudited)

Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financial Rate Data (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Underlying Funds and Funds. The effect of any changes to, or discontinuation of, LIBOR on the Underlying Funds and Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts, and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Underlying Funds and Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

COVID-19 Risk: The impact of COVID-19, (and the variants of such virus) and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

Restricted Securities: Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s adviser or pursuant to the Fund’s fair value policy, subject to oversight by the Board. The Fund has acquired certain securities, the sale of which is restricted under applicable provisions of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

The below securities are restricted from resale as of March 31, 2022:

	Security Type	Acquisition Date	Acquisition Cost	Fair Value
American Tire Distributors	Common Stocks	12/21/18	$62,534	$297,557
Auction.com, LLC	Bank Loans	12/12/2019-12/16/2021	4,883,438	4,929,767
GTT Communications Inc	High Yield Bonds and Notes	4/6/2018-3/4/2020	1,600,455	201,925
Material Science Corp.	High Yield Bonds and Notes	7/9/2018-6/30/2020	90,225	89,097
High Ridge Brands Co.	High Yield Bonds and Notes	12/21/20	–	1,537
Real Alloy Holdings LLC	Common Stocks	5/31/18	103,329	189,055
Real Alloy Holdings LLC	High Yield Bonds and Notes	5/31/2018-7/7/2020	114,596	114,596
Specialty Steel Holdco, Inc.	Common Stocks	11/15/17	133,875	150,863
Specialty Steel Holdco, Inc.	High Yield Bonds and Notes	11/15/17	210,000	210,000
Sportsnet	High Yield Bonds and Notes	12/27/17	98,500	101,375
Utex Industries, Inc.	Common Stocks	12/3/20	368,394	720,426
Utex Industries, Inc. Warrant	Warrant	12/3/20	–	–
				$7,006,198

Restricted securities under Rule 144A, including the aggregate value and percentage of net assets of the Fund, have been identified in the Portfolio of Investments.

22	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

March 31, 2022 (Unaudited)

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of the date of the semi-annual report.

The tax character of distributions paid by the Fund for the fiscal years ended September 30 were as follows:

Distributions Paid From:	2021	2020
Ordinary Income	$11,971,020	$5,560,390
Total	$11,971,020	$5,560,390

Unrealized Appreciation and Depreciation on Investments: As of March 31, 2022, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$4,790,996
Gross unrealized depreciation (excess of tax cost over value)	(10,048,432)
Net unrealized depreciation	(5,257,436)
Cost of investments for income tax purposes	$283,445,105

Temporary differences are attributed to wash sales, difference in premium amortization, and defaulted interest on debt securities.

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the six months ended March 31, 2022, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$114,725,859	$74,907,922

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of its creditors has the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Shares redeemed within 60 days of purchase may incur a 1.00% short-term redemption fee deducted from the redemption amount. For the six months ended March 31, 2022, the redemption fees charged by the Fund, if any, are presented in the Statements of Changes in Net Assets.

Semi-Annual Report | March 31, 2022	23

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

March 31, 2022 (Unaudited)

Transactions in common shares were as follows:

	For the Six Months Ended March 31, 2022 (Unaudited)	For the Year Ended September 30, 2021
Institutional Class
Shares sold	5,114,332	10,602,415
Dividends reinvested	926,460	1,351,464
Shares redeemed	(466,500)	(347,640)
Net increase in shares outstanding	5,574,292	11,606,239
Class I
Shares sold	–	–
Dividends reinvested	1	–
Shares redeemed	(80,832)	–
Net decrease in shares outstanding	(80,831)	–
Class II
Shares sold	5,599	71,528
Dividends reinvested	5,641	13,309
Shares redeemed	(67,825)	(114,402)
Net decrease in shares outstanding	(56,585)	(29,565)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. As of March 31, 2022, the Fund did not have any shareholder or account that exceeded the 25% ownership threshold for disclosure.

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Polen Capital Credit, LLC (formerly known as DDJ Capital Management, LLC) (the "Adviser"), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

On December 2, 2021, DDJ Capital Management, LLC and Polen Capital Management, LLC, (the "Purchaser") entered into an agreement whereby the Purchaser acquired 100% of the equity interests of the Adviser, in which such transaction (the “Transaction”) closed on January 31, 2022 (the “Closing Date”). Subsequently on February 8, 2022, the Adviser was renamed Polen Capital Credit, LLC. The consummation of the Transaction was deemed to result in a change in control of the Adviser for the purpose of the 1940 Act, and under the terms of the 1940 Act, resulted in the automatic termination of the then-current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Terminated Agreement”) on the Closing Date.

On January 24, 2022, in anticipation of the Transaction and related events, the Board of Trustees of the Trust held a meeting to consider and approve an interim investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Interim Agreement”). The Interim Agreement allowed the Adviser to continue to serve as the investment adviser of the Fund for up to 150 days following the Transaction. During such interim period, investment advisory fees earned by the Adviser were paid to an escrow account. On the same date, the Board also approved a new advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”) that would take effect if approved by the shareholders of the Fund. On March 22, 2022, the shareholders of the Fund approved the New Advisory Agreement and the Interim Agreement terminated automatically. The New Advisory Agreement allows the Adviser to continue to serve as the investment adviser to the Fund under terms that are the same, in all material respects, to those in the Terminated Agreement, except that while the Terminated Agreement had a two-year initial term, the New Advisory Agreement will have an initial term of one year.

Pursuant to the New Advisory Agreement, the Fund pays the Adviser an annual management fee of 0.70% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Board may extend the New Advisory Agreement for additional one-year terms. The Board and the shareholders of the Fund may terminate the New Advisory Agreement upon 30 days’ written notice. The Adviser may terminate the New Advisory Agreement upon 60 days’ written notice.

24	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

March 31, 2022 (Unaudited)

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses (excluding Distribution and Service (12b-1) Fees, Shareholder Servicing fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to an annual rate of 0.79% of the Fund’s average daily net assets of each of the Institutional Class, Class I and Class II shares. The Fee Waiver Agreement is in effect through at least January 31, 2023, and will automatically continue upon approval by the Board for successive twelve-month periods unless (i) it is terminated earlier by the Board, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement (whether through reduction of its management fee or otherwise) only to the extent that the Fund's expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee and expense was reduced, as calculated on a monthly basis. The Adviser may not discontinue this waiver without the approval by the Trust's Board. Fees waived or reimbursed for the period ended March 31, 2022, are disclosed in the Statement of Operations.

As of March 31, 2022, the balance of recoupable expenses was as follows:

	Expiring in 2022	Expiring in 2023	Expiring in 2024	Expiring in 2025
Institutional Class	$105,814	$312,139	$383,598	$129,634
Class I	8,516	3,572	1,339	159
Class II	66,301	25,503	5,021	1,139

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration, and will generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the six months ended March 31, 2022, are disclosed in the Statement of Operations. ALPS is reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

The Fund has adopted a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for its Class II shares. The Plan allows the Fund to use Class II assets to pay fees in connection with the distribution and marketing of Class II shares and/or the provision of shareholder services to Class II shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class II shares of the Fund, if any, as their funding medium and for related expenses. The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class II shares. Because these fees are paid out of the Fund’s Class II assets, if any, on an ongoing basis, over time they will increase the cost of an investment in the Class II shares, if any, and Class II Plan fees may cost an investor more than other types of sales charges. Plan fees are shown as distribution fees on the Statement of Operations.

The Fund has adopted a shareholder services plan (“Shareholder Services Plan”) with respect to the Fund’s Class I and Class II shares. Under the Shareholder Services Plan, the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net assets of the Class I shares and Class II shares, respectively, attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Shareholder Services Plan fees are included with shareholder service fees on the Statement of Operations. The Fund's Class I and Class II Shareholder Services Plan fees are currently accruing at 0.00% and 0.10% of the average daily net asset value of each share class, respectively, on an annual basis.

Semi-Annual Report | March 31, 2022	25

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

March 31, 2022 (Unaudited)

7. TRUSTEES

As of March 31, 2022, there were four Trustees, each of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers will receive a quarterly retainer of $13,500, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $3,250. The Independent Trustees and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Officers of the Trust receive no salary or fees from the Trust. As discussed in Note 6 the Fund pays ALPS an annual fee for compliance services.

8. COMMITMENTS AND CONTINGENCIES

The Fund may make commitments pursuant to bridge loan facilities. Such commitments typically remain off balance sheet as it is more likely than not, based on the good faith judgement of the Adviser, that such bridge facilities will not ever fund. As of March 31, 2022, there were no outstanding bridge facility commitments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as such exposure would involve future claims that may be made against the Trust that have not yet occurred.

10. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The standard is effective upon issuance and can be applied through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Fund’s financial statements and disclosures.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements for determining fair value in good faith for purposes of the 1940 Act. In connection with the adoption of Rule 2a-5, the SEC also adopted Rule 31a-4 under the 1940 Act, which provides the recordkeeping requirements associated with fair value determinations. Compliance with both Rules 2a-5 and 31a-4 will be effective on September 8, 2022. Management is currently evaluating the impact of the adoption of Rules 2a-5 and 31a-4 on the Fund’s financial statements and disclosures.

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Effective April 11, 2022, The Fund changed its name to The Polen DDJ Opportunistic High Yield Fund. No other Fund details were changed.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

26	www.ddjcap.com

Disclosure Regarding Renewal and
DDJ Opportunistic High Yield Fund	Approval of Fund Advisory Agreement

March 31, 2022 (Unaudited)

On January 24, 2022, the Board of Trustees (the “Board”) of ALPS Series Trust (the “Trust”) met in person to discuss the purchase (the “Transaction”) of DDJ Capital Management, LLC (“DDJ”) by Polen Capital Management, LLC (“Polen”), which would result in the automatic termination of the investment advisory agreement with the Polen DDJ Opportunistic High Yield Fund (the “Fund”, f/k/a DDJ Opportunistic High Yield Fund) due to the change of control of DDJ.

The Board discussed the rules governing interim advisory agreements under Rule 15a-4 of the 1940 Act (“Rule 15a-4”), the Meeting Materials with respect to such agreements, and the proposed Interim Advisory Agreement (the “Interim Agreement”). The Board also discussed the need for a new advisory agreement in light of the change of control of DDJ, whose approval by the Board would also be subject to Fund shareholder approval (the “New Polen Agreement”). After these discussions, and presentations by DDJ and Polen, the Board approved the Interim Agreement and the New Polen Agreement.

Interim Agreement

In approving the Interim Agreement, the Trustees, including all the Independent Trustees, considered the following factors with respect to the Fund:

•	The compensation to be received by DDJ under the Interim Agreement would be no greater than the compensation the adviser would have received under the previous contract;

•	The Interim Agreement would be voted on in accordance with SEC rules and exemptive orders to approve the Interim Agreement before the previous contract was terminated;

•	The scope and quality of services to be provided to the Fund under the Interim Agreement would be at least equivalent to the scope and quality of services provided under the previous contract; and

•	The Interim Agreement would contain the same terms and conditions as the previous contract, with the exception of its effective and termination dates, certain other requirements of Rule 15a-4, and only those other differences in terms and conditions that the Board, including a majority of the directors who are not interested persons of the Fund, found to be immaterial.

New Polen Agreement

In approving the New Polen Agreement, the Trustees, including all the Independent Trustees, considered the following factors with respect to the Fund:

Nature, Extent and Quality of the Services: The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the New Polen Agreement. The Trustees reviewed and considered Polen’s history as an asset manager, its experience managing high yield assets, and how its investment strategy fit within Polen’s current equity strategies. The Trustees recalled the research and decision-making processes utilized by Polen, including the methods adopted to seek to achieve the Fund’s investment objective in a manner consistent with the Fund’s policies and restrictions, and how those approaches were aligned with Polen’s investment philosophy. The Trustees considered the background and experience of Polen’s personnel, including the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. With respect to the Transaction, the Trustees considered that Polen was seeking to retain all DDJ employees, intended to execute employment agreements with the portfolio management team, and had assured DDJ that the Polen investment team would maintain its independence and autonomy, similar to other investment teams at Polen. The Trustees noted that the CIO of DDJ would be freed from the daily firm management after the acquisition, and would be able to focus more on his role as chief investment officer of Polen. The Trustees also reviewed the audited consolidated financial statements of Polen, and considered that Polen offered a greater set of resources to DDJ in technology, back office, marketing, and distribution, and greater institutional stability as a larger organization. The Trustees discussed the resources devoted to research and analysis of actual and potential investments. They considered the Trust’s experience with DDJ, including DDJ’s responsiveness to the officers of the Polen Fund. The Trustees also considered Polen’s focus on compliance both at the firm level and with respect to the Fund. The Trustees concluded that Polen had provided high quality advisory services to the Fund.

Performance: The Trustees reviewed performance information for the Fund’s Class I, Class II and Institutional Class shares for the one-year, three-year and five-year periods ended December 31, 2021, as well as the since-inception performance (July 16, 2015) through December 31, 2021. The Trustees considered the performance of the Fund as analyzed in the Fund’s Section 15(c) review in May 2021, and the positive results of the Fund in the period since that review. With respect to the May 2021 review, the review included a comparison of the Polen Fund’s performance to the performance of a peer group of comparable funds, as identified by a third-party data provider. The Trustees noted Polen’s observation that despite the Fund’s longer-term underperformance of its benchmark, recent performance had outperformed the benchmark. They considered the concentrated nature of the portfolio and the impact on performance relative to the peers. The Trustees concluded that the Polen Fund’s performance was acceptable.

Semi-Annual Report | March 31, 2022	27

Disclosure Regarding Renewal and
DDJ Opportunistic High Yield Fund	Approval of Fund Advisory Agreement

March 31, 2022 (Unaudited)

Profits: The Trustees recalled that in May 2021, the Trustees received and considered a profitability analysis prepared by Polen based on the fees paid (and to be paid) under the New Polen Agreement. The Trustees noted that, based on the information provided in May 2021, Polen had earned a profit (before distribution related expenses) from managing the Polen Fund in 2020. The Trustees concluded that the profits realized were not excessive. The Trustees agreed that since Polen was not reducing personnel or making other material changes to its operations as a result of the Polen transaction, profits were expected to remain reasonable.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Fund would be passed along to the shareholders under the Agreements. The Board agreed in May 2021 that material economies of scale were not anticipated to be achieved at projected Fund asset levels in the near term, and the Trustees would consider the issue at the next renewal period. The Board considered that the acquisition by Polen could result in more favorable economies of scale over time, and the Trustees would review this matter at the next annual renewal.

Other Benefits to the Adviser: The Trustees reviewed and considered any incidental benefits derived or to be derived by Polen from its ongoing relationship with the Fund. The Trustees noted that, because the Polen Fund was pursuing an investment strategy that was primarily fixed income, rather than equity, soft dollars were not a material consideration. The Trustees noted that DDJ’s acquisition by Polen would not result in fee increases or expected cost increases, and that Polen would pay all of the costs associated with the Fund’s shareholder meeting.

Having requested, reviewed, and deliberated such information from Polen as the Board believed to be reasonably necessary to evaluate the terms of the Agreements, the Trustees, including a majority of the Independent Trustees, concluded that approval of the New Polen Agreement was in the best interests of the Fund and its shareholders, and would not place an unfair burden on the Fund’s shareholders.

28	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Additional Information

March 31, 2022 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-844-363-4898 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll-free) at 1-844-363-4898 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are also available upon request, without charge, by calling (toll-free) 1-781-283-8500 or by writing to Polen Capital Credit, LLC at 1075 Main Street, Suite 320, Waltham, MA 02451.

3. SHAREHOLDER PROXY RESULTS

At a special meeting (the “Meeting”) of shareholders (“Shareholders”) of the DDJ Opportunistic High Yield Fund (the “Fund”), a series of ALPS Series Trust (the “Trust”), was held via audio teleconference, on March 22, 2022. At the Meeting, the Fund’s Shareholders voted upon the following matter:

1.	To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund and Polen Capital Credit, LLC (f/k/a DDJ Capital Management, LLC) (the “Adviser”) (the “Proposal”).

With regard to the Proposal, the following were the vote totals as provided and certified:

	For	Against	Abstain
Proposal	24,442,175.539	11,639.000	15,992.000

Semi-Annual Report | March 31, 2022	29

This material must be preceded or accompanied by a prospectus.

The DDJ Opportunistic High Yield Fund is distributed by ALPS Distributors, Inc

Semi-Annual Report 2022

As of March 31, 2022

Hillman Value Fund

No Load Shares

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Hillman Value Fund (“Fund”). The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund’s distributor is a bank.

Shareholder Letter	1
Portfolio Update	3
Disclosure of Fund Expenses	6
Portolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	17
Additional Information	28

Hillman Value Fund	Shareholder Letter
March 31, 2022 (Unaudited)

Dear Hillman Value Fund Shareholder,

We are pleased to provide the semi-annual report for the Hillman Value Fund for the six months ended March 31, 2022.

We have enclosed the attached performance summary to remind our shareholders of Hillman Capital Management’s approach and to share some perspective on current economic conditions.

On behalf of the team at Hillman Capital Management, I thank you for your ongoing confidence. It is our hope that we may continue to serve you throughout the years to come.

Sincerely,

Mark A. Hillman

CEO and Chief Investment Officer

Hillman Capital Management, Inc.

Performance Summary

For the six months ended March 31, 2022, the Hillman Value Fund returned 4.72% versus a return of 6.97% for its benchmark, the Russell 1000 Value Total Return Index. It is our view that investment in enterprises which we believe possess sustainable competitive advantages, coupled with strict adherence to our fundamentally sound valuation discipline, helped to support performance in a volatile market.

The Fund benefitted from strong performance in the Energy and Health Care Sectors. The Communication Services and Information Technology Sectors negatively impacted results. The premiums generated from option writing nominally benefitted performance.

The top 5 performers for the period were Exxon Mobil Corporation (Ticker: XOM), Pfizer Inc. (Ticker: PFE), Enterprise Product Partners LP (Ticker: EPD), Bristol-Myers Squibb Company (Ticker: BMY), and Raytheon Technologies Corp (Ticker: RTX).

The bottom 5 performers for the period were Meta Platforms Inc (Ticker: FB), Biogen Inc. (Ticker: BIIB), Salesforce.com Inc (Ticker: CRM), Boeing Co (Ticker: BA), and Zimmer Biomet Holdings Inc (Ticker: ZBH).

Semi-Annual Report | March 31, 2022	1

Hillman Value Fund	Shareholder Letter
March 31, 2022 (Unaudited)

During the period, investors were spooked by the Russian invasion of Ukraine and the related economic sanctions. Investors likely feared that current supply chain challenges and input price volatility may be exacerbated by the war. Domestic Bond investors took seriously the Fed’s stated intention to execute multiple rate hikes in 2022, with the yield on the Ten-Year US Treasury Note increasing from 1.52% to 2.32%.

We believe that the volatility of the international economic recovery may be exacerbated by war and global discrepancies in coronavirus vaccine implementation. Vast sums of public and private debt have been assumed to help corporations and households weather the economic storm. Servicing and repaying these debts over time will have an impact on the economy. Developed nations appear unified in addressing Russian atrocities in Ukraine. We believe the medical profession and the free world should eventually prevail, and we caution against investing based upon overly optimistic or unnecessarily dire scenarios. We implore investors to adhere to their long-term asset allocation programs.

Our equity strategies are driven by our core belief that competitively advantaged companies will outperform their peers through economic cycles and market cycles. Our goal is to invest in great enterprises at attractive prices. We will continue to invest according to this precept for the long-term interest of our clients. We feel that the Fund is well positioned with investments in companies with sustainable competitive advantages, at prices that we believe to be reasonable.

Disclosure:

Past performance does not guarantee future results.

Statements in this Annual Report reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

ALPS Distributors, Inc. is the distributor of the Hillman Capital Value Fund, 1290 Broadway, Suite 1000, Denver, CO 80203.

ALPS Distributors, Inc. is not affiliated with Hillman Capital Management, Inc.

© 2021 Hillman Capital Management. All rights reserved.

2	www.hcmfunds.com

Hillman Value Fund	Portfolio Update
March 31, 2022 (Unaudited)

Average Annual Total Returns (as of March 31, 2022)*

	1 Year	3 Year	5 Year	10 Year	Since Inception**
Hillman Value Fund - NAV	10.40%	15.44%	13.94%	12.61%	8.13%
Russell 1000® Value Total Return Index(a)	11.67%	13.02%	10.29%	11.70%	7.50%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (855) 400-5944 or by visiting www.hcmfunds.com.

*	The Hillman Value Fund (the “Predecessor Fund”) reorganized into the Fund on March 15, 2021. The Predecessor Fund was a series of the Hillman Capital Management Investment Trust (the “Hillman Trust”) and also was advised by Hillman Capital Management, Inc. For periods prior to the reorganization, performance results above for the Fund reflect the performance of the Predecessor Fund. The Predecessor Fund’s past performance does not necessarily indicate how the Fund will perform in the future.
**	Fund inception December 29, 2000.
(a)	The Russell 1000 Value Total Return Index is an index of approximately 1,000 of the largest companies in the U.S. equity market and is a widely recognized, unmanaged index of large-cap equities. It is not possible to invest in this index.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and net annual operating expenses after fee waivers and/or expense reimbursement for the Fund (as reported in the January 28, 2022 Prospectus) are 1.15% and 0.95%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2023.

Semi-Annual Report | March 31, 2022	3

Hillman Value Fund	Portfolio Update
March 31, 2022 (Unaudited)

Performance of $10,000 Initial Investment (as of March 31, 2022)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Holdings (as a % of Net Assets)*

Alphabet, Inc.	3.15%
Kraft Heinz Co.	3.14%
T Rowe Price Group, Inc.	3.06%
Merck & Co., Inc.	2.99%
Kellogg Co.	2.87%
GlaxoSmithKline PLC	2.82%
Magellan Midstream Partners LP	2.80%
Meta Platforms, Inc.	2.79%
Amazon.com, Inc.	2.77%
Bristol-Myers Squibb Co.	2.75%
Top Ten Holdings	29.14%

4	www.hcmfunds.com

Hillman Value Fund	Portfolio Update
March 31, 2022 (Unaudited)

Sector Allocation (as a % of Net Assets)*

Health Care	18.77%
Information Technology	15.38%
Communication Services	12.98%
Consumer Staples	11.31%
Limited Partnerships	8.18%
Industrials	7.79%
Financials	7.73%
Consumer Discretionary	5.41%
Materials	5.27%
Equity Real Estate Investment Trust	2.66%
Cash, Cash Equivalents, & Other Net Assets	4.52%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Semi-Annual Report | March 31, 2022	5

Hillman Value Fund	Disclosure of Fund Expenses
March 31, 2022 (Unaudited)

Examples. As a shareholder of the Hillman Value Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable re3demption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on October 1, 2021 and held through March 31, 2022.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period October 1, 2021 - March 31, 2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Expense Ratio(a)	Expenses Paid During Period October 1, 2021 - March 31, 2022(b)
Hillman Value Fund
Actual	$1,000.00	$1,047.20	0.95%	$4.85
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	0.95%	$4.78

(a)	Annualized based on the Fund's most recent half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

6	www.hcmfunds.com

Hillman Value Fund	Portfolio of Investments
March 31, 2022 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCK (84.64%)
Communication Services (12.98%)
Alphabet, Inc., Class A(a)	2,800	$7,787,780
AT&T, Inc.	230,000	5,434,900
Discovery, Inc., Class A(a)	223,000	5,557,160
Meta Platforms, Inc., Class A(a)	31,000	6,893,160
Verizon Communications, Inc.	125,000	6,367,500
Total Communication Services		32,040,500

Consumer Discretionary (5.41%)
Amazon.com, Inc.(a)	2,100	6,845,895
Nordstrom, Inc.	240,000	6,506,400
Total Consumer Discretionary		13,352,295

Consumer Staples (11.31%)
Anheuser-Busch InBev NV, Sponsored ADR	106,000	6,366,360
Conagra Brands, Inc.	200,000	6,714,000
Kellogg Co.	110,000	7,093,900
Kraft Heinz Co.	197,000	7,759,830
Total Consumer Staples		27,934,090

Financials (7.73%)
Bank of New York Mellon Corp.	110,000	5,459,300
T Rowe Price Group, Inc.	50,000	7,559,500
Wells Fargo & Co.	125,000	6,057,500
Total Financials		19,076,300

Health Care (18.77%)
Becton Dickinson and Co.	24,000	6,384,000
Biogen, Inc.(a)	29,100	6,128,460
Bristol-Myers Squibb Co.	93,000	6,791,790
CVS Health Corp.	65,000	6,578,650
GlaxoSmithKline PLC, Sponsored ADR	160,000	6,969,600
Merck & Co., Inc.	90,000	7,384,500
Zimmer Biomet Holdings, Inc.	47,000	6,011,300

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	7

Hillman Value Fund	Portfolio of Investments
March 31, 2022 (Unaudited)

	Shares	Value (Note 2)
Health Care (continued)
Zimvie, Inc.(a)	4,700	$107,348
Total Health Care		46,355,648

Industrials (7.79%)
Boeing Co.(a)	33,000	6,319,500
Emerson Electric Co.	66,000	6,471,300
Raytheon Technologies Corp.	65,000	6,439,550
Total Industrials		19,230,350

Information Technology (15.38%)
Adobe, Inc.(a)	14,600	6,652,052
ASML Holding NV	10,000	6,679,300
Intel Corp.	122,200	6,056,232
Microsoft Corp.	19,500	6,012,045
salesforce.com, Inc.(a)	30,600	6,496,992
Western Union Co.	325,000	6,090,500
Total Information Technology		37,987,121

Materials (5.27%)
Compass Minerals International, Inc.	104,000	6,530,160
DuPont de Nemours, Inc.	88,000	6,475,040
Total Materials		13,005,200

TOTAL COMMON STOCK
(Cost $196,820,600)		208,981,504

LIMITED PARTNERSHIP (8.18%)
Energy (8.18%)
Enterprise Products Partners LP	260,000	6,710,600
Magellan Midstream Partners LP	141,000	6,918,870
Plains All American Pipeline LP	610,000	6,563,600
Total Energy		20,193,070

TOTAL LIMITED PARTNERSHIP
(Cost $17,358,081)		20,193,070

See Notes to Financial Statements.
8	www.hcmfunds.com

Hillman Value Fund	Portfolio of Investments
March 31, 2022 (Unaudited)

	Shares	Value (Note 2)
REAL ESTATE INVESTMENT TRUST (2.66%)
Real Estate (2.66%)
Simon Property Group, Inc.	50,000	$6,578,000

TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $5,329,820)		6,578,000

	7 Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (4.26%)
Short Term Investments
Money Market Fiduciary Portfolio	0.000%	10,523,160	$10,523,160
			10,523,160
TOTAL SHORT TERM INVESTMENTS
(Cost $10,523,160)			10,523,160

TOTAL INVESTMENTS (99.74%)
(Cost $230,031,661)			$246,275,734

OTHER ASSETS IN EXCESS OF LIABILITIES (0.26%)			650,849

NET ASSETS (100.00%)			$246,926,583

(a)	Non-income producing security.

See Notes to Financial Statements
Semi-Annual Report | March 31, 2022	9

Hillman Value Fund	Statement of Assets and Liabilities
March 31, 2022 (Unaudited)

ASSETS:
Investments, at value (Cost $230,031,661)	$246,275,734
Receivable for shares sold	666,613
Dividends and interest receivable	281,273
Other assets	6,814
Total Assets	247,230,434

LIABILITIES:
Payable for administration and transfer agent fees	65,077
Payable for shares redeemed	39,207
Payable to adviser	148,801
Payable for printing fees	1,067
Payable for professional fees	10,839
Payable for trustees' fees and expenses	14,668
Payable to Chief Compliance Officer fees	618
Accrued expenses and other liabilities	23,574
Total Liabilities	303,851
NET ASSETS	$246,926,583

NET ASSETS CONSIST OF:
Paid-in capital (Note 6)	$212,966,983
Total distributable earnings	33,959,600
NET ASSETS	$246,926,583

PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$32.86
Net Assets	$246,926,583
Shares of beneficial interest outstanding	7,514,574

See Notes to Financial Statements.
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Hillman Value Fund	Statement of Operations
For the Six Months Ended March 31, 2022 (Unaudited)

INVESTMENT INCOME:
Dividends	$3,297,274
Total Investment Income	3,297,274

EXPENSES:
Investment advisory fees (Note 7)	996,942
Administration fees (Note 7)	75,880
Custody fees	7,974
Legal fees	13,423
Audit and tax fees	9,987
Transfer agent fees (Note 7)	129,658
Trustees fees and expenses (Note 8)	11,199
Registration and filing fees	29,178
Printing fees	4,566
Chief Compliance Officer fees (Note 7)	9,118
Insurance fees	2,914
Other expenses	3,695
Total Expenses	1,294,534
Less fees waived by investment adviser (Note 7)	(179,419)
Net Expenses	1,115,115
NET INVESTMENT INCOME	2,182,159

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND WRITTEN OPTIONS:
Net realized gain/(loss) on:	(11,878,357)
Investments	10,387,857
Written options	1,490,500
Net realized gain	11,878,357
Change in unrealized appreciation/(depreciation) on:	(3,625,750)
Investments	(3,625,750)
Written options	(108,619)
Net change	(3,734,369)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND WRITTEN OPTIONS	8,143,988
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,326,147

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	11

Hillman Value Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2022 (Unaudited)	For the Year Ended September 30, 2021 (a)
OPERATIONS:
Net investment income	$2,182,159	$3,302,293
Net realized gain on investments and written options	11,878,357	18,121,464
Net change in unrealized appreciation/(depreciation) on investments and written options	(3,734,369)	27,618,456
Net increase in net assets resulting from operations	10,326,147	49,042,213
DISTRIBUTIONS TO SHAREHOLDERS
From distributable earnings	(16,946,344)	(10,792,129)
Total distributions	(16,946,344)	(10,792,129)

BENEFICIAL SHARE TRANSACTIONS (Note 6):
Shares sold	44,421,085	106,317,500
Dividends reinvested	16,140,353	10,376,937
Shares redeemed	(23,144,900)	(43,209,382)
Net increase from beneficial share transactions	37,416,538	73,485,055
Net increase in net assets	30,796,341	111,735,139

NET ASSETS:
Beginning of period	216,130,242	104,395,103
End of period	$246,926,583	$216,130,242

(a)	Effective March 15th, 2021, the Hillman Value Fund merged into the ALPS Series Trust. The Fund was previously advised by Hillman Capital Management, and was recognized as the Hillman Value Fund, a series of Hillman Capital Management Investment Trust.

See Notes to Financial Statements.
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Intentionally Left Blank

Hillman Value Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total Distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(d)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver

PORTFOLIO TURNOVER RATE

See Notes to Financial Statements.
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Hillman Value Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021 (a)	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
$33.82		$25.68	$27.74	$25.10	$22.20	$18.86

0.31		0.62	0.29	0.17	0.18	0.11
1.25		9.97	(1.32)	2.64	2.84	3.35
1.56		10.59	(1.03)	2.81	3.02	3.46

(0.41)		(0.27)	(0.12)	(0.17)	(0.12)	(0.12)
(2.11)		(2.18)	(0.91)	–	–	–
(2.52)		(2.45)	(1.03)	(0.17)	(0.12)	(0.12)
(0.96)		8.14	(2.06)	2.64	2.90	3.34
$32.86		$33.82	$25.68 (c)	$27.74 (c)	$25.10	$22.20

4.72%		43.04%	(4.10%)	11.37%	13.65%	18.41%

$246,927		$216,130	$104,395	$62,894	$35,038	$36,802

1.10%	(e)	1.15%	1.31%	1.65%	1.63%	1.60%
0.95%	(e)	0.95%	0.99%	1.50%	1.50%	1.50%
1.86%	(e)	1.94%	1.54%	0.91%	0.68%	0.51%

14%	(f)	27%	30%	48%	51%	90%

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	15

Hillman Value Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

(a)	Effective March 15th, 2021, the Hillman Value Fund merged into the ALPS Series Trust. The Fund was previously advised by Hillman Capital Management, and was recognized as the Hillman Value Fund, a series of Hillman Capital Management Investment Trust.
(b)	Calculated using the average shares method.
(c)	Includes adjustments in accordance with the accounting principles generally accepted in the United States of America, and, consequently, the net asset values for financial reporting purposes and the total returns based upon those net asset values may differ from the net asset values and totals returns for shareholder transactions.
(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.
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Hillman Value Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

1.  ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes the Hillman Value Fund (the “Fund”). The Fund is diversified, and its primary investment objective is to provide long-term total return from a combination of income and capital gains. The Fund currently offers one share class. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities, real estate investment trusts, limited partnerships and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities and real estate investment trusts not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Options are valued at the National Best Bid and Offer (“NBBO”) last trade as of the valuation time. Options will be valued on the basis of prices provided by pricing services when such prices are reasonably believed to reflect the market value of such options and may include the use of composite or NBBO pricing information provided by the pricing services. Prior to March 15, 2021 the Fund valued options at the mean of the last quoted bid and ask prices as of the valuation time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”). Money market funds, representing short-term investments, are valued at their NAV.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Semi-Annual Report | March 31, 2022	17

Hillman Value Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

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Hillman Value Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2022:

HILLMAN VALUE FUND

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stock
Communication Services	$32,040,500	$–	$–	$32,040,500
Consumer Discretionary	13,352,295	–	–	13,352,295
Consumer Staples	27,934,090	–	–	27,934,090
Financials	19,076,300	–	–	19,076,300
Health Care	46,355,648	–	–	46,355,648
Industrials	19,230,350	–	–	19,230,350
Information Technology	37,987,121	–	–	37,987,121
Materials	13,005,200	–	–	13,005,200
Limited Partnership Energy	20,193,070	–	–	20,193,070
Real Estate Investment Trust Real Estate	6,578,000	–	–	6,578,000
Short Term Investments	10,523,160	–	–	10,523,160
Total	$246,275,734	$–	$–	$246,275,734

*	For a detailed breakout by sector, please refer to the Portfolio of Investments.

The Fund did not hold any level 3 securities during the period ended March 31, 2022.

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation ("FDIC") insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high-quality financial institution.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Semi-Annual Report | March 31, 2022	19

Hillman Value Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six month period ended March 31, 2022, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of March 31, 2022, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on a first in first out basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.

Distributions to Shareholders: The Fund normally pay dividends, if any, and distribute capital gains, if any, on an annual basis. Income dividend distributions are derived from interest, dividends and other income the Fund receives from their investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

COVID-19 Risk: The impact of COVID-19, (and the variants of such virus) and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

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Hillman Value Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

3.  DERIVATIVE INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Risk of Investing in Derivatives: The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund are attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for nonhedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the U.S. Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

Semi-Annual Report | March 31, 2022	21

Hillman Value Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

Purchased Options: When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Written Options: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The average notional amount of the written options held for the six month period ended March 31, 2022, was $12,836,302.

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Hillman Value Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

Derivative Instruments: The following table disclose the amounts related to the Fund's use of derivative instruments.

The effect of derivative instruments on the Statement of Operations for the period ended March 31, 2022:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Equity Contracts (Written Options)	Net realized gain/(loss) on written option contracts/Net change in unrealized depreciation on written option contracts	$1,490,500	$(108,619)
Total		$1,490,500	$(108,619)

4.  TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of the date of the semi-annual report The tax character of distributions paid by the Fund for the fiscal year ended September 30, 2021 was as follows:

	Ordinary Income	Long-Term Capital Gains
Hillman Value Fund	$5,752,130	$5,039,999

Semi-Annual Report | March 31, 2022	23

Hillman Value Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

Unrealized Appreciation and Depreciation on Investments: As of March 31, 2022, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Hillman Value Fund
Gross unrealized appreciation (excess of value over tax cost)	$28,191,340
Gross unrealized depreciation (excess of tax cost over value)	(11,947,267)
Net appreciation (depreciation) of foreign currency and derivatives	–
Net unrealized appreciation	$16,244,073
Cost of investments for income tax purposes	$230,031,661

These temporary differences are primarily attributed to partnerships.

5.  SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the six month period ended March 31, 2022, were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Hillman Value Fund	$55,375,100	$31,842,860

6.  BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of its creditors has the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

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Hillman Value Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

Transactions in common shares were as follows:

	For the Six Months Ended March 31, 2022 (Unaudited)	For the Year Ended September 30, 2021
Hillman Value Fund
Shares sold	1,323,464	3,333,444
Shares issued in reinvestment of distributions to shareholders	498,775	362,184
Shares redeemed	(698,743)	(1,369,874)
Net increase in shares outstanding	1,123,496	2,325,754

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 82.50% of the outstanding shares of the Fund are owned by three omnibus accounts.

7.  MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Hillman Capital Management, Inc. (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund's business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations, and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 0.85% based on the Fund’s average daily net assets. The management fees are paid on a monthly basis. The Board may extend the Advisory Agreements for successive one year terms. The Board and shareholders of the Fund may terminate the Advisory Agreement upon 60 days’ written notice. The Adviser may terminate the Advisory Agreement upon 120 days’ written notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the Total Annual Fund Operating Expenses of the Fund (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser))), to 0.95% of the Fund’s average daily net assets for the Fund’s No Load Class. The Fee Waiver Agreement is in effect through January 31, 2023, and will automatically continue upon annual approval by the Board for successive twelve-month periods unless s (i) it is terminated earlier by the Board, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. Except due to the Adviser’s notice of non-renewal, this Agreement may only be amended or terminated with the approval of the Board of Trustees of the Trust Fees waived or reimbursed for the six month period ended March 31, 2022, are disclosed in the Statement of Operations. Previously waived fees are not subject to recoupment by the Adviser.

Semi-Annual Report | March 31, 2022	25

Hillman Value Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

Administrator: SS&C ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration, and will generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the six months ended March 31, 2022, are disclosed in the Statement of Operations. ALPS is reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides Chief Compliance Officer services to the Fund to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares of the Fund and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

8.  TRUSTEES

As of March 31, 2022, there were four Trustees, each of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers will receive a quarterly retainer of $13,500, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $3,250. The Independent Trustees and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Officers of the Trust receive no salary or fees from the Trust. As discussed in Note 7 the Fund pays ALPS an annual fee for compliance services.

26	www.hcmfunds.com

Hillman Value Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

9.  INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown; as such exposure would involve future claims that may be made against the Trust that have not yet occurred.

10.       RECENT ACCOUNTING PRONOUNCEMENT

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements for determining fair value in good faith for purposes of the 1940 Act. In connection with the adoption of Rule 2a-5, the SEC also adopted Rule 31a-4 under the 1940 Act, which provides the recordkeeping requirements associated with fair value determinations. Compliance with both Rules 2a-5 and 31a-4 will be effective on September 8, 2022. Management is currently evaluating the impact of the adoption of Rules 2a-5 and 31a-4 on the Fund’s financial statements and disclosures.

11.       SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Semi-Annual Report | March 31, 2022	27

Hillman Value Fund	Additional Information
March 31, 2022 (Unaudited)

1.  PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-855-400-5944 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Funds (toll-free) at 1-855-400-5944 or (ii) on the SEC’s website at http://www.sec.gov.

2.  PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are also available upon request, without charge, by calling (toll-free) 1-855-400-5944 or by writing to the Fund at Hillman Value Fund, P.O. Box 1920, Denver, CO 80201.

28	www.hcmfunds.com

Hillman Value Fund is a series of the ALPS Series Trust

For Shareholder Service Inquiries:

Hillman Value Fund

c/o ALPS Funds

P.O. Box 1920

Denver, CO 80201

Telephone

1-855-400-5944

Hillman Value Fund distributed by ALPS Distributors, Inc.

Must be accompanied or preceded by a prospectus.

SEVEN CANYONS ADVISORS

SEMI-ANNUAL REPORT | 3.31.22

SEVEN CANYONS STRATEGIC GLOBAL FUND

SEVEN CANYONS WORLD INNOVATORS FUND

Shareholder Letter	1
Portfolio Update
Seven Canyons Strategic Global Fund	3
Seven Canyons World Innovators Fund	5
Disclosure of Fund Expenses	7
Portfolios of Investments
Seven Canyons Strategic Global Fund	9
Seven Canyons World Innovators Fund	14
Statements of Assets and Liabilities	19
Statements of Operations	21
Statements of Changes in Net Assets
Seven Canyons Strategic Global Fund	23
Seven Canyons World Innovators Fund	24
Financial Highlights	26
Notes to Financial Statements	32
Additional Information	44
Disclosure Regarding Renewal and Approval of Fund Advisory Agreement	45

Seven Canyons Advisors	Shareholder Letter

March 31, 2022 (Unaudited)

Dear Fellow Shareholders:

If you ever find yourself traveling in Thailand, you will likely come across the phrase “same, same, but different.” The phrase is used to assure others that although something might look different, the actual differences are subtle and likely have no real consequence.

As we sit down to write this shareholder letter and review the past six months, “same, same but different” seems to be an appropriate description.

For instance, if we rewind to February of 2020, the NASDAQ composite had been enjoying almost six months of daily record-breaking highs. It was during this same month that the US recorded its first COVID related deaths. A month later, on March 11, the World Health Organization declared COVID a global pandemic. Over the next four weeks, the NASDAQ plummeted 29%.

Shifting to five months ago, just when the world was beginning to think the COVID global pandemic was wrapping up, and consequently started loosening restrictions on everything from working in an office to removing masks in public places, the NASDAQ once again hit an intra-day high (November 22). The Omicron variant was identified just three days later in South Africa. It quickly spread across the globe, returning many communities to the same restrictions that had previously been put in place with the first waves of the virus. And the NASDAQ? Once again, it plummeted in the following months. This time it fell just over 20%. It was the same scenario we had seen 20 months prior, just a different month and a different COVID variant. Same, same, but different.

As we look inside the walls at Seven Canyons, we also notice this pattern. In January we changed the name of the Seven Canyons Strategic Income Fund to the Seven Canyons Strategic Global Fund. The new name does not represent a change in the fund nor its recent strategy, but rather reflects the slow transition of the fund over the past four years to be more small-cap and global in nature, aligning with the experience and expertise of our team. Despite the new name, it is the same fund it has been over the past several years. Same, same, but different.

Looking further, our research team continues to do what we have always done. We screen, we do deep due diligence, and bottom up research. We talk to company leadership and we seek to find the best small-cap companies in the world. The process remains consistent, though there have been changes to our team. We miss Sam Stewart, who passed away last November. His half-century of investing knowledge is missed. We have also announced that Josh Stewart is transitioning out of Seven Canyons. SCA appreciates his talents and wishes him well in his next endeavor. We have recently welcomed new talent to our team-experienced investors whose expertise and strengths we believe enhance the tried and true processes that we have used since inception at Seven Canyons. Same, same, but different.

Markets cycle down and rebound. We will continue our efforts to seek out and invest in attractive companies across the world. If we succeed, our performance will provide our investors with excellent returns over the long term. We thank you for your ongoing confidence.

Sincerely,

The Seven Canyons Team

Semi-Annual Report | March 31, 2022	1

Seven Canyons Advisors	Shareholder Letter

March 31, 2022 (Unaudited)

This letter is for informational purposes only and does not constitute investment advice or a recommendation of any particular security, strategy, or investment product. The expressed views and opinions presented are for informational purposes only, are based on current market conditions, and are subject to change without notice. Although information and statistics contained herein have been obtained from sources believed to be reliable and are accurate to the best of our knowledge, Seven Canyons Advisors cannot and does not guarantee the accuracy, validity, timeliness, or completeness of such information and statistics made available to you for any particular purpose. Past performance is not indicative of future results.

All investing involves risks. Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, and differences in financial reporting standards and securities market regulation. Investing in small and micro-cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a Prospectus, which contains this and other information, visit our website at www.sevencanyonsadvisors.com or call us at 1-801-349-2718. Read the prospectus carefully before investing.

© 2021 Seven Canyons. All rights reserved. Seven Canyons Funds are distributed by ALPS Distributors, Inc. (ADI).

2	www.sevencanyonsadvisors.com

Seven Canyons Strategic Global Fund	Portfolio Update

March 31, 2022 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment

(March 31, 2012 through March 31, 2022)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Investor Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of fees or taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of March 31, 2022)

	1 Year	5 Year	10 Year	Since Inception*
Seven Canyons Strategic Global Fund - Investor	-1.12%	7.49%	8.21%	6.89%
MSCI All Country World Index - NR(a)	7.28%	11.64%	10.00%	7.10%
Bloomberg US Aggregate Bond Index(b)	-4.15%	2.14%	2.24%	3.68%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (833) 722-6966 or by visiting www.sevencanyonsadvisors.com.

*	The Fund commenced operations on February 1, 2006. Prior to January 28, 2022, the Strategic Global Fund was known as the Seven Canyons Strategic Income Fund. The Predecessor Fund, Wasatch Strategic Income Fund, managed by Wasatch Advisors, Inc., was reorganized into the Seven Canyons Strategic Income Fund on September 10, 2018. Seven Canyons Advisors, LLC has been the Fund’s investment adviser since September 10, 2018. Fund performance prior to September 10, 2018 is reflective of the past performance of the Predecessor Fund.
(a)	The MSCI ACWI is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International (MSCI) and is comprised of stocks from 23 developed countries and 24 emerging markets.

Semi-Annual Report | March 31, 2022	3

Seven Canyons Strategic Global Fund	Portfolio Update

March 31, 2022 (Unaudited)

(b)	Then Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency). The index is not actively managed and does not reflect any deductions for fees, expenses or taxes.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund’s Investor Class (as reported in the January 28, 2022 Prospectus) are 1.48% and 1.14%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2023.

Top Ten Equity Holdings (as a % of Net Assets)*

iEnergizer, Ltd.	7.60%
Future PLC	5.79%
flatexDEGIRO AG	5.47%
Inter Cars SA	5.02%
GTPL Hathway, Ltd.	4.06%
Gamma Communications PLC	3.79%
Sirca Paints India, Ltd.	3.11%
Hyundai Ezwel Co., Ltd.	3.08%
Veteranpoolen AB	2.61%
Perfect Medical Health Management, Ltd.	2.26%
Top Ten Holdings	42.79%

Sector Allocation (as a % of Net Assets)*

Information Technology	20.51%
Communication Services	15.50%
Consumer Discretionary	15.40%
Industrials	12.51%
Financials	10.92%
Health Care	6.12%
Consumer Staples	3.65%
Energy	2.84%
Materials	0.94%
Cash, Cash Equivalents, & Other Net Assets	11.61%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

4	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund	Portfolio Update

March 31, 2022 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment

(March 31, 2012 through March 31, 2022)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Investor Class. Due to differing expenses, performance of the Institutional Class will vary. Past performance does not guarantee future results. Returns do not reflect the deduction of fees, sales charges, or taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of March 31, 2022)

	1 Year	5 Year	10 Year	Since Inception*
Seven Canyons World Innovators Fund - Investor	-27.18%	9.97%	9.39%	8.12%
Seven Canyons World Innovators Fund - Institutional	-27.03%	10.21%	9.55%	8.20%
MSCI All Country World Index ex USA Small Cap - NR(a)	0.03%	7.89%	7.28%	8.34%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (833) 722-6966 or by visiting www.sevencanyonsadvisors.com.

*	Seven Canyons World Innovators Fund – Investor Class has an inception date of December 19, 2000. Seven Canyons World Innovators Fund – Institutional Class has an inception date of February 1, 2016. Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses. The Predecessor Fund, Wasatch World Innovators Fund, managed by Wasatch Advisors, Inc., was reorganized into the Seven Canyons World Innovators Fund on September 10, 2018. Seven Canyons Advisors, LLC has been the Fund’s investment adviser since September 10, 2018. Fund performance prior to September 10, 2018 is reflective of the past performance of the Predecessor Fund.

Semi-Annual Report | March 31, 2022	5

Seven Canyons World Innovators Fund	Portfolio Update

March 31, 2022 (Unaudited)

(a)	The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund’s Investor Class and Institutional Class shares (as reported in the January 28, 2022 Prospectus) are 1.88% and 1.75% and 1.88% and 1.55%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2023.

Top Ten Equity Holdings (as a % of Net Assets)*

va-Q-tec AG	4.91%
Advanced Medical Solutions Group PLC	4.77%
Lectra	4.67%
Symbio Holdings, Ltd.	3.52%
GK Software SE	3.45%
Nordic Entertainment Group AB	3.21%
Gamma Communications PLC	3.08%
JDC Group AG	2.86%
Pets at Home Group PLC	2.74%
Future PLC	2.52%
Top Ten Holdings	35.73%

Sector Allocation (as a % of Net Assets)*

Information Technology	27.77%
Health Care	17.81%
Consumer Discretionary	12.27%
Communication Services	11.21%
Industrials	10.74%
Financials	4.32%
Energy	2.98%
Consumer Staples	2.81%
Real Estate	0.47%
Cash, Cash Equivalents, & Other Net Assets	9.62%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

6	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Disclosure of Fund Expenses

March 31, 2022 (Unaudited)

Example. As a shareholder of the Seven Canyons Strategic Income Fund or Seven Canyons World Innovators Fund (the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on October 1, 2021 and held through March 31, 2022.

Actual Expenses. The first line under each class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period October 1, 2021 – March 31, 2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semi-Annual Report | March 31, 2022	7

Seven Canyons Advisors	Disclosure of Fund Expenses

March 31, 2022 (Unaudited)

	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Expense Ratio(a)	Expenses Paid During Period October 1, 2021 - March 31, 2022(b)
Seven Canyons Strategic
Global Fund
Investor Class
Actual	$1,000.00	$ 838.60	0.95%	$ 4.35
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	0.95%	$ 4.78
Seven Canyons World
Innovators Fund
Investor Class
Actual	$1,000.00	$ 750.50	1.75%	$ 7.64
Hypothetical (5% return before expenses)	$1,000.00	$1,016.21	1.75%	$ 8.80
Institutional Class
Actual	$1,000.00	$ 751.40	1.55%	$ 6.77
Hypothetical (5% return before expenses)	$1,000.00	$1,017.20	1.55%	$ 7.80

(a)	Each Fund's expense ratios have been annualized based on the Fund's most recent fiscal half- year expenses after any applicable waivers and reimbursements.
(b)	Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

8	www.sevencanyonsadvisors.com

Seven Canyons Strategic Global Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (88.39%)
Air Freight & Logistics (1.24%)
TCI Express, Ltd.	16,299	$365,285

Airlines (1.17%)
Controladora Vuela Cia de Aviacion SAB de CV, ADR(a)	19,000	345,610

Alternative Carriers (3.79%)
Gamma Communications PLC	62,993	1,115,334

Application Software (6.64%)
GK Software SE(a)	2,000	286,198
Hyundai Ezwel Co., Ltd.	111,000	908,210
SmartCraft ASA(a)	146,839	297,819
Symbio Holdings, Ltd.	112,828	462,785
Total Application Software		1,955,012

Cable & Satellite (4.06%)
GTPL Hathway, Ltd.(b)(c)	526,000	1,195,663

Consumer Finance (2.25%)
Arman Financial Services, Ltd.(a)	35,501	462,900
Kaspi.KZ JSC, GDR	4,000	200,400
Total Consumer Finance		663,300

Data Processing & Outsourced Services (9.90%)
Boku, Inc.(a)(b)(c)	203,000	294,671
iEnergizer, Ltd.	439,818	2,237,352
My EG Services Bhd(a)	1,581,300	382,449
Total Data Processing & Outsourced Services		2,914,472

Distillers & Vintners (1.45%)
Radico Khaitan, Ltd.	36,800	427,840

Distributors (8.13%)
Inter Cars SA	14,084	1,476,846
Sirca Paints India, Ltd.(b)(c)	150,000	916,195
Total Distributors		2,393,041

Diversified Support Services (1.46%)
Prestige International, Inc.	73,000	430,980

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	9

Seven Canyons Strategic Global Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

	Shares	Value (Note 2)
Drug Retail (0.80%)
Shop Apotheke Europe NV(a)(b)(c)	2,600	$235,649

Electronic Components (1.58%)
M3 Technology, Inc.	60,600	464,577

Electronic Equipment & Instruments (1.27%)
Basler AG	2,000	219,677
Vigo System SA(a)	900	153,132
Total Electronic Equipment & Instruments		372,809

Environmental & Facilities Services (1.18%)
Antony Waste Handling Cell, Ltd.(a)(b)(c)	102,000	347,245

Financial Exchanges & Data (1.17%)
OTC Markets Group, Inc., Class A	5,548	343,976

Health Care Equipment (2.68%)
Revenio Group Oyj	9,605	503,231
Semler Scientific, Inc.(a)	5,800	287,448
Total Health Care Equipment		790,679

Health Care Facilities (1.51%)
M1 Kliniken AG(a)	22,537	185,492
Orpea SA	6,000	260,364
Total Health Care Facilities		445,856

Health Care Supplies (0.80%)
Tristel PLC	56,000	235,405

Human Resource & Employment Services (2.61%)
Veteranpoolen AB, Class B	153,800	767,168

Industrial Machinery (2.19%)
Helios Technologies, Inc.	3,500	280,875
va-Q-tec AG(a)(c)	16,000	362,783
Total Industrial Machinery		643,658

Integrated Telecommunication Services (0.81%)
Ooma, Inc.(a)	16,000	239,840

Interactive Media & Services (1.04%)
Wirtualna Polska Holding SA(c)	11,208	307,291

See Notes to Financial Statements.

10	www.sevencanyonsadvisors.com

Seven Canyons Strategic Global Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

	Shares	Value (Note 2)
Internet & Direct Marketing Retail (5.02%)
Ci Medical Co., Ltd.	10,200	$357,112
Koukandekirukun, Inc.(a)	13,500	422,037
momo.com, Inc.	5,400	175,520
Oisix ra daichi, Inc.(a)	17,000	416,619
Victorian Plumbing Group PLC(a)	167,000	106,396
Total Internet & Direct Marketing Retail		1,477,684

Investment Banking & Brokerage (5.47%)
flatexDEGIRO AG(a)	80,000	1,610,237

Oil & Gas Equipment & Services (1.61%)
Schoeller-Bleckmann Oilfield Equipment AG(a)	8,800	473,249

Oil & Gas Exploration & Production (1.23%)
Parex Resources, Inc.	17,700	363,160

Packaged Foods & Meats (1.40%)
Manorama Industries, Ltd.(a)	27,000	411,793

Pharmaceuticals (1.12%)
Granules India, Ltd.	81,861	329,417

Publishing (5.79%)
Future PLC	50,200	1,705,779

Specialized Consumer Services (2.26%)
Perfect Medical Health Management, Ltd.	1,082,898	664,975

Specialty Chemicals (0.94%)
Chongqing Zaisheng Technology Corp., Ltd., Class A(a)	191,100	276,546

Technology Distributors (1.13%)
Richardson Electronics, Ltd./United States	26,700	332,148

Thrifts & Mortgage Finance (2.03%)
Aavas Financiers, Ltd.(a)	17,712	596,695

Trading Companies & Distributors (2.66%)
Rush Enterprises, Inc., Class A	7,200	366,552

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	11

Seven Canyons Strategic Global Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

	Shares	Value (Note 2)
Trading Companies & Distributors (continued)
Thermador Groupe	4,000	$418,165
Total Trading Companies & Distributors		784,717

TOTAL COMMON STOCKS
(Cost $24,602,910)		26,027,090

	7 Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENT (11.20%)
State Street Institutional US Government Money Market Fund - Investor Class	0.010%	3,299,106	$3,299,106
			3,299,106

TOTAL SHORT TERM INVESTMENT (Cost $3,299,106)			3,299,106

TOTAL INVESTMENTS (99.59%) (Cost $27,902,016)			$29,326,196

OTHER ASSETS IN EXCESS OF LIABILITIES (0.41%)			121,146

NET ASSETS (100.00%)			$29,447,342

(a)	Non-income producing security.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2022 the fair value of securities restricted under Rule 144A in the aggregate was $2,989,423, representing 10.15% of net assets.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of March 31, 2022, the fair value of those securities was $3,659,497 representing 12.43% of net assets.

See Notes to Financial Statements.

12	www.sevencanyonsadvisors.com

Seven Canyons Strategic Global Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

At March 31, 2022, Seven Canyons Strategic Global Fund's investments, excluding short-term investments, were in the following countries:

Country	% of Total Market Value
Australia	1.8
Austria	1.8
Canada	1.4
China	1.1
Finland	1.9
France	2.6
Germany	10.2
Great Britain	12.2
Guernsey	8.6
Hong Kong	2.6
India	19.4
Japan	6.3
Kazakhstan	0.8
Malaysia	1.5
Mexico	1.3
Netherlands	0.9
Norway	1.1
Poland	7.4
South Korea	3.5
Sweden	2.9
Taiwan	2.5
United States	8.2
100.0

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	13

Seven Canyons World Innovators Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (90.37%)
Agricultural Products (0.78%)
Winfarm SAS(a)	49,131	$1,358,243

Airlines (1.69%)
Controladora Vuela Cia de Aviacion SAB de CV, ADR(a)	161,000	2,928,590

Alternative Carriers (3.08%)
Gamma Communications PLC	301,300	5,334,721

Application Software (23.46%)
24SevenOffice Group AB(a)	328,100	362,912
Bigtincan Holdings, Ltd.(a)	1,863,226	1,198,072
Canopy Holdings AS(a)	1,601,887	280,421
Elmo Software, Ltd.(a)	400,000	1,284,705
Esker SA	18,200	3,411,372
Freee KK(a)	54,600	1,938,100
GB Group PLC	230,000	1,655,996
GK Software SE(a)	41,730	5,971,509
Kaonavi, Inc.(a)	158,200	2,972,876
Lectra	170,000	8,079,794
Lime Technologies AB	122,000	3,536,251
Skyfii, Ltd.(a)(b)	13,939,393	917,916
Smaregi, Inc.(a)	100,000	1,134,963
SmartCraft ASA(a)	883,000	1,790,904
Symbio Holdings, Ltd.	1,485,000	6,091,001
Total Application Software		40,626,792

Auto Parts & Equipment (1.14%)
hGears AG(a)	100,000	1,981,467

Automotive Retail (0.87%)
Halfords Group PLC	466,800	1,508,497

Biotechnology (1.86%)
Abcam PLC(a)	178,400	3,224,585

Broadcasting (3.21%)
Nordic Entertainment Group AB, Class B(a)	137,600	5,556,141

Data Processing & Outsourced Services (0.79%)
My EG Services Bhd(a)	5,687,300	1,375,514

See Notes to Financial Statements.

14	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

	Shares	Value (Note 2)
Diversified Support Services (1.50%)
Prestige International, Inc.	441,000	$2,603,594

Electrical Components & Equipment (1.33%)
Arcure SA(a)	178,198	695,575
DiscoverIE Group PLC	157,300	1,613,682
Total Electrical Components & Equipment		2,309,257

Electronic Equipment & Instruments (2.79%)
ACSL, Ltd.(a)	50,000	831,119
Basler AG	10,000	1,098,386
Catapult Group International, Ltd.(a)	1,293,400	1,397,598
Eroad, Ltd.(a)	485,100	1,502,824
Total Electronic Equipment & Instruments		4,829,927

Electronic Manufacturing Services (0.74%)
Audinate Group, Ltd.(a)	258,000	1,277,604

Health Care Equipment (5.05%)
Cellavision AB	19,232	637,078
Jeisys Medical, Inc.(a)	225,900	1,620,623
Revenio Group Oyj	50,000	2,619,632
Surgical Science Sweden AB(a)	180,000	3,859,821
Total Health Care Equipment		8,737,154

Health Care Facilities (0.62%)
M1 Kliniken AG(a)	130,387	1,073,156

Health Care Supplies (5.60%)
Advanced Medical Solutions Group PLC	2,128,200	8,259,895
Ypsomed Holding AG	8,200	1,440,198
Total Health Care Supplies		9,700,093

Health Care Technology (0.84%)
Mentice AB(a)	168,333	1,461,479

Hotel & Resort REITs (0.47%)
Concentradora Fibra Hotelera Mexicana SA de CV(a)(c)(d)	2,003,875	806,990

Hotels, Resorts & Cruise Lines (2.04%)
Grupo Hotelero Santa Fe SAB de CV(a)	4,000,000	838,612

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	15

Seven Canyons World Innovators Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

	Shares	Value (Note 2)
Hotels, Resorts & Cruise Lines (continued)
Trainline PLC(a)(c)(d)	822,200	$2,700,200
Total Hotels, Resorts & Cruise Lines		3,538,812

Industrial Machinery (4.91%)
va-Q-tec AG(a)(d)	375,000	8,502,733

Internet & Direct Marketing Retail (3.79%)
Bike24 Holding AG(a)	162,800	1,758,739
Ci Medical Co., Ltd.	10,500	367,615
Creema, Ltd.(a)	139,300	1,243,620
Koukandekirukun, Inc.(a)	33,200	1,037,898
Oisix ra daichi, Inc.(a)	88,100	2,159,066
Total Internet & Direct Marketing Retail		6,566,938

Investment Banking & Brokerage (4.32%)
flatexDEGIRO AG(a)	125,500	2,526,059
JDC Group AG(a)	200,000	4,953,723
Total Investment Banking & Brokerage		7,479,782

Life Sciences Tools & Services (2.84%)
Genetic Signatures, Ltd.(a)	1,300,000	1,177,078
Linical Co., Ltd.	502,900	3,747,366
Total Life Sciences Tools & Services		4,924,444

Movies & Entertainment (2.41%)
Thunderbird Entertainment Group, Inc.(a)	1,245,000	4,172,739

Oil & Gas Equipment & Services (2.98%)
Pason Systems, Inc.	154,700	1,894,538
Schoeller-Bleckmann Oilfield Equipment AG(a)	60,700	3,264,343
Total Oil & Gas Equipment & Services		5,158,881

Pharmaceuticals (0.99%)
JCR Pharmaceuticals Co., Ltd.	93,600	1,721,454

Publishing (2.52%)
Future PLC	128,300	4,359,590

Security & Alarm Services (1.30%)
Blackline Safety Corp.(a)	490,000	2,249,810

See Notes to Financial Statements.

16	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

	Shares	Value (Note 2)
Soft Drinks (2.03%)
Fevertree Drinks PLC	150,400	$3,511,658

Specialty Stores (4.42%)
Fenix Outdoor International AG	11,875	1,336,422
Mister Spex SE(a)	163,000	1,568,781
Pets at Home Group PLC	1,004,100	4,743,383
Total Specialty Stores		7,648,586

TOTAL COMMON STOCKS
(Cost $165,197,353)		156,529,231

	7 Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENT (11.14%)
State Street Institutional US Government Money Market Fund - Investor Class	0.010%	19,291,587	$19,291,587
			19,291,587

TOTAL SHORT TERM INVESTMENT (Cost $19,291,587)			19,291,587

TOTAL INVESTMENTS (101.51%) (Cost $184,488,940)			$175,820,818

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.51%)			(2,622,106)

NET ASSETS (100.00%)			$173,198,712

(a)	Non-income producing security.
(b)	Security deemed to be illiquid under the procedures approved by the Fund's Board of Trustees. As of March 31, 2022, the fair value of illiquid securities in the aggregate was $917,916, representing 0.53% of the Fund's net assets.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2022 the fair value of securities restricted under Rule 144A in the aggregate was $3,507,190, representing 2.02% of net assets.
(d)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of March 31, 2022, the fair value of those securities was $12,009,923 representing 6.93% of net assets.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	17

Seven Canyons World Innovators Fund	Portfolio of Investments

March 31, 2022 (Unaudited)

At March 31, 2022, Seven Canyons World Innovators Fund's investments, excluding short-term investments, were in the following countries:

Country	% of Total Market Value
Australia	8.5
Austria	2.1
Canada	5.3
Finland	1.7
France	8.7
Germany	18.8
Great Britain	23.5
Japan	12.6
Malaysia	0.9
Mexico	2.9
New Zealand	1.0
Norway	1.6
South Korea	1.0
Sweden	9.6
Switzerland	1.8
100.0

See Notes to Financial Statements.

18	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Statements of Assets and Liabilities

March 31, 2022 (Unaudited)

	SEVEN CANYONS STRATEGIC GLOBAL FUND	SEVEN CANYONS WORLD INNOVATORS FUND

ASSETS:
Investments, at value (Cost $27,902,016 and $184,488,940)	$29,326,197	$175,820,818
Foreign currency, at value (Cost $505,467 and $56,953, respectively)	499,291	56,935
Receivable for investments sold	270,364	1,189,543
Receivable for shares sold	123	202,124
Dividends and interest receivable	6,449	89,766
Total Assets	30,102,424	177,359,186

LIABILITIES:
Payable for administration and transfer agent fees	24,304	177,567
Payable for investments purchased	560,671	3,458,873
Payable for shares redeemed	500	112,835
Payable to adviser	222	150,218
Payable for printing fees	1,553	16,771
Payable for professional fees	12,357	25,562
Payable for trustees' fees and expenses	2,705	17,739
Payable to Chief Compliance Officer fees	783	9,563
Accrued expenses and other liabilities	51,987	191,346
Total Liabilities	655,082	4,160,474
NET ASSETS	$29,447,342	$173,198,712

NET ASSETS CONSIST OF:
Paid-in capital (Note 6)	$27,589,800	$207,736,161
Total distributable earnings	1,857,542	(34,537,449)
NET ASSETS	$29,447,342	$173,198,712

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	19

Seven Canyons Advisors	Statements of Assets and Liabilities

March 31, 2022 (Unaudited)

	SEVEN CANYONS STRATEGIC GLOBAL FUND	SEVEN CANYONS WORLD INNOVATORS FUND
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$12.22	$16.17
Net Assets	$29,447,342	$117,569,942
Shares of beneficial interest outstanding	2,409,246	7,270,913
Institutional Class:
Net Asset Value, offering and redemption price per share	N/A	$16.55
Net Assets	N/A	$55,628,770
Shares of beneficial interest outstanding	N/A	3,361,826

See Notes to Financial Statements.

20	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Statements of Operations

For the Six Months Ended March 31, 2022 (Unaudited)

	SEVEN CANYONS STRATEGIC GLOBAL FUND	SEVEN CANYONS WORLD INNOVATORS FUND
INVESTMENT INCOME:
Dividends from unaffiliated issuers	$175,186	$131,471
Foreign taxes withheld	(1,865)	(19,568)
Total Investment Income	173,321	111,903

EXPENSES:
Investment advisory fees (Note 6)	144,443	1,724,358
Administration fees	26,381	124,221
Custody fees	26,008	99,491
Legal fees	1,373	9,965
Audit and tax fees	10,348	10,348
Transfer agent fees	31,310	215,363
Trustees' fees and expenses	1,764	10,970
Registration and filing fees	14,408	33,984
Printing fees	1,114	13,259
Chief Compliance Officer fees	2,429	18,322
Insurance fees	425	4,859
Other expenses	2,679	6,767
Total Expenses	262,682	2,271,907
Less fees waived/reimbursed by investment adviser (Note 6)
Investor Class	(67,203)	(182,238)
Institutional Class	–	(155,778)
Total fees waived/reimbursed by investment adviser (Note 6)	(67,203)	(338,016)
Net Expenses	195,479	1,933,891
NET INVESTMENT LOSS	(22,158)	(1,821,988)

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	21

Seven Canyons Advisors	Statements of Operations

For the Six Months Ended March 31, 2022 (Unaudited)

	SEVEN CANYONS STRATEGIC GLOBAL FUND	SEVEN CANYONS WORLD INNOVATORS FUND
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) on:
Unaffiliated Investments	1,191,946	(23,517,403)
Foreign currency transactions	(73,580)	(323,684)
Net realized gain/(loss)	1,118,366	(23,841,087)
Change in unrealized appreciation/(depreciation) on:
Unaffiliated Investments	(7,102,882)	(39,571,717)
Translation of asset and liabilities denominated in foreign currency	1,000	2,142
Net change	(7,101,882)	(39,569,575)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY	(5,983,516)	(63,410,662)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,005,674)	$(65,232,650)

See Notes to Financial Statements.

22	www.sevencanyonsadvisors.com

Seven Canyons Strategic Global Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2022 (Unaudited)	For the Year Ended September 30, 2021
OPERATIONS:
Net investment income/(loss)	$(22,158)	$391,147
Net realized gain on investments	1,118,366	8,032,488
Net change in unrealized appreciation/(depreciation) on investments	(7,101,882)	4,765,460
Net increase/(decrease) in net assets resulting from operations	(6,005,674)	13,189,095
DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(6,228,244)	(459,102)
Total distributions	(6,228,244)	(459,102)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Investor Class
Shares sold	2,082,457	16,391,027
Dividends reinvested	6,120,359	435,821
Shares redeemed	(17,472,727)	(5,830,368)
Redemption fees	5,326	2,578
Net increase/(decrease) from beneficial share transactions	(9,264,585)	10,999,058
Net increase/(decrease) in net assets	(21,498,503)	23,729,051

NET ASSETS:
Beginning of period	50,945,845	27,216,794
End of period	$29,447,342	$50,945,845

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	23

Seven Canyons World Innovators Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2022 (Unaudited)	For the Year Ended September 30, 2021
OPERATIONS:
Net investment loss	$(1,821,988)	$(3,806,674)
Net realized gain/(loss) on investments	(23,841,087)	49,447,059
Net change in unrealized depreciation on investments	(39,569,575)	(21,265,843)
Net increase/(decrease) in net assets resulting from operations	(65,232,650)	24,374,542
DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(25,887,815)	(16,322,460)
Institutional Class	(10,424,728)	(5,384,380)
Total distributions	(36,312,543)	(21,706,840)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Investor Class
Shares sold	8,912,892	88,874,602
Dividends reinvested	25,019,432	15,796,640
Shares redeemed	(49,890,241)	(53,298,312)
Redemption fees	2,751	52,900
Net increase/(decrease) from beneficial share transactions	(15,955,166)	51,425,830
Institutional Class
Shares sold	17,429,003	127,209,449
Dividends reinvested	10,278,950	5,337,156
Shares redeemed	(34,984,846)	(75,233,580)
Redemption fees	2,736	14,696
Net increase/(decrease) from beneficial share transactions	(7,274,157)	57,327,721
Net increase/(decrease) in net assets	(124,774,516)	111,421,253

NET ASSETS:
Beginning of period	297,973,228	186,551,975
End of period	$173,198,712	$297,973,228

See Notes to Financial Statements.

24	www.sevencanyonsadvisors.com

Page Intentionally Left Blank

Seven Canyons Strategic Global Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Tax return of capital
Total Distributions
REDEMPTION FEES
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(d)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income/(loss) including reimbursement/waiver

PORTFOLIO TURNOVER RATE(f)

See Notes to Financial Statements.

26	www.sevencanyonsadvisors.com

Seven Canyons Strategic Global Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018(a)	For the Year Ended September 30, 2017
$17.15		$11.45	$12.05	$12.74	$11.78	$10.62

(0.01)		0.17	0.23	0.34	0.21	0.16
(2.31)		5.73	(0.41)	(0.62)	1.04	1.12
(2.32)		5.90	(0.18)	(0.28)	1.25	1.28

–		(0.20)	(0.17)	(0.41)	(0.29)	(0.12)
(2.61)		–	(0.23)	–	–	–
–		–	(0.02)	–	–	–
(2.61)		(0.20)	(0.42)	(0.41)	(0.29)	(0.12)
0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	–
(4.93)		5.70	(0.60)	(0.69)	0.96	1.16
$12.22		$17.15	$11.45	$12.05	$12.74	$11.78
(16.14%)		51.66%	(1.60%)	(2.09%)	10.71%	12.09%

$29,447		$50,946	$27,217	$34,447	$39,618	$45,045

1.28	%(e)	1.29%	1.46%	1.31%	1.08%	1.10%
0.95	%(e)	0.95%	0.95%	0.95%	0.95%	0.95%
(0.11	%)(e)	1.11%	2.09%	2.85%	1.71%	1.12%
48%		90%	128%	50%	72%	34%

(a)	Effective September 10, 2018, the Seven Canyons Strategic Income Fund merged into the ALPS Series Trust. The Fund was previously advised by Wasatch Advisors, Inc., and was recognized as the Wasatch Strategic Income Fund. Effective January 28, 2022, the Seven Canyons Strategic Income Fund changed its name to the Strategic Canyon Global Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	27

Seven Canyons World Innovators Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net realized gains on investments
Total Distributions
REDEMPTION FEES
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(d)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment (loss) including reimbursement/waiver

PORTFOLIO TURNOVER RATE(f)

See Notes to Financial Statements.

28	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018(a)	For the Year Ended September 30, 2017
$25.50		$24.32	$15.97	$22.59	$22.75	$19.32

(0.17)		(0.38)	(0.20)	(0.05)	(0.14)	(0.13)
(5.53)		3.88	8.65	(2.04)	3.30	4.26
(5.70)		3.50	8.45	(2.09)	3.16	4.13

(3.63)		(2.33)	(0.10)	(4.53)	(3.32)	(0.70)
(3.63)		(2.33)	(0.10)	(4.53)	(3.32)	(0.70)
0.00	(c)	0.01	0.00 (c)	0.00 (c)	0.00 (c)	–
(9.33)		1.18	8.35	(6.62)	(0.16)	3.43
$16.17		$25.50	$24.32	$15.97	$22.59	$22.75
(24.95%)		13.92%	53.12%	(7.13%)	14.77%	22.23%

$117,570		$204,662	$149,179	$111,449	$153,187	$191,021

1.98	%(e)	1.88%	2.02%	1.94%	1.82%	1.83%
1.75	%(e)	1.75%	1.75%	1.75%	1.81%	1.83%
(1.65	%)(e)	(1.39%)	(1.12%)	(0.30%)	(0.65%)	(0.57%)
30%		101%	176%	136%	159%	91%

(a)	Effective September 10, 2018, the Seven Canyons World Innovators Fund merged into the ALPS Series Trust. The Fund was previously advised by Wasatch Advisors, Inc., and was recognized as the Wasatch Strategic Income Fund. Effective January 28, 2022, the Seven Canyons Strategic Income Fund changed its name to the Strategic Canyon Global Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	29

Seven Canyons World Innovators Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net realized gains on investments
Total Distributions
REDEMPTION FEES
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(d)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income/(loss) including reimbursement/waiver

PORTFOLIO TURNOVER RATE(f)

See Notes to Financial Statements.

30	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018(a)	For the Year Ended September 30, 2017
$25.98		$24.69	$16.18	$22.78	$22.87	$19.36

(0.15)		(0.32)	(0.20)	(0.02)	(0.05)	(0.09)
(5.65)		3.93	8.81	(2.05)	3.28	4.30
(5.80)		3.61	8.61	(2.07)	3.23	4.21

(3.63)		(2.33)	(0.10)	(4.53)	(3.32)	(0.70)
(3.63)		(2.33)	(0.10)	(4.53)	(3.32)	(0.70)
0.00	(c)	0.01	0.00 (c)	0.00 (c)	–	–
(9.43)		1.29	8.51	(6.60)	(0.09)	3.51
$16.55		$25.98	$24.69	$16.18	$22.78	$22.87
(24.86%)		14.17%	53.42%	(6.96%)	15.03%	22.55%

$55,629		$93,312	$37,373	$6,553	$8,160	$3,836

1.98	%(e)	1.88%	1.97%	1.94%	2.05%	2.22%
1.55	%(e)	1.55%	1.55%	1.55%	1.55%	1.55%
(1.45	%)(e)	(1.17%)	(1.01%)	(0.10%)	(0.23%)	(0.29%)
30%		101%	176%	136%	159%	91%

(a)	Effective September 10, 2018, the Seven Canyons World Innovators Fund merged into the ALPS Series Trust. The Fund was previously advised by Wasatch Advisors, Inc., and was recognized as the Wasatch Strategic Income Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	31

Seven Canyons Advisors	Notes to Financial Statements

March 31, 2022 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes the Seven Canyons Strategic Global Fund (the “Strategic Global Fund”) and Seven Canyons World Innovators Fund (the “World Innovators Fund”)(each individually a “Fund” or collectively “Funds”). Prior to January 28, 2022, the Strategic Global Fund was known as the Seven Canyons Strategic Income Fund. The Strategic Global Fund’s primary investment objective is to capture current income with a secondary objective of long-term growth of capital and World Innovators Fund’s primary investment objective is long-term growth of capital. The Funds are each classified as diversified under the 1940 Act. The Strategic Global Fund currently offers Investor Class shares and the World Innovators Fund currently offers Investor Class and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in preparation of its financial statements.

Investment Valuation: Each Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00

p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Equity securities that are primarily traded on foreign securities exchanges are valued at the last sale price or closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of a Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of valuation time, as provided by an independent pricing service approved by the Board.

32	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Notes to Financial Statements

March 31, 2022 (Unaudited)

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”), with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi-Annual Report | March 31, 2022	33

Seven Canyons Advisors	Notes to Financial Statements

March 31, 2022 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2022:

SEVEN CANYONS STRATEGIC GLOBAL FUND

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Other	5,266,020	20,761,070	–	26,027,090
Short Term Investment	3,299,106	–	–	3,299,106
Total	$8,565,126	$20,761,070	$–	$29,326,196

SEVEN CANYONS WORLD INNOVATORS FUND

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$26,851,790	$129,677,441	$–	$156,529,231
Short Term Investment	19,291,587	–	–	19,291,587
Total	$46,143,377	$129,677,441	$–	$175,820,818

*	For a detailed Industry breakdown, see the accompanying Portfolio of Investments.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Seven Canyons Strategic Global Fund	Common Stock	Total
Balance as of September 30, 2021	$477,759	$477,759
Accrued discount/ premium	–	–
Realized Gain/(Loss)	(87,931)	(87,931)
Change in Unrealized Appreciation/(Depreciation)	94,838	94,838
Purchases	–	–
Sales Proceeds	(484,666)	(484,666)
Transfer into Level 3	–	–
Transfer out of Level 3	–	–
Balance as of March 31, 2022	$–	$–
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2022	$–	$–

Cash & Cash Equivalents: The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

34	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Notes to Financial Statements

March 31, 2022 (Unaudited)

Concentration of Credit Risk: Each Fund places its cash with a banking institution, which is insured by the FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to a Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the six month period ended March 31, 2022, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state and local income tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Funds’ administrator has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of March 31, 2022, no provision for income tax is required in the Funds’ financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective interest method. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Funds. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible re-evaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable

U.S. issuers.

Semi-Annual Report | March 31, 2022	35

Seven Canyons Advisors	Notes to Financial Statements

March 31, 2022 (Unaudited)

Foreign Currency Translation: Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Foreign Exchange Transactions: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: The Funds normally pay dividends, if any, quarterly, and distribute capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income a Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. The Funds may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

COVID-19 Risk: The impact of COVID-19, (and the variants of such virus) and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

36	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Notes to Financial Statements

March 31, 2022 (Unaudited)

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of the date of the semi-annual report.

The tax character of distributions paid by the Funds for the fiscal year ended September 30, 2021, were as follows:

	Ordinary Income	Long-Term Capital Gains
Seven Canyons Strategic Global Fund	$459,102	$–
Seven Canyons World Innovators Fund	15,229,773	6,477,067

Unrealized Appreciation and Depreciation on Investments: As of March 31, 2022, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund
Gross unrealized appreciation (excess of value over tax cost)	$4,501,476	$21,013,423
Gross unrealized depreciation (excess of tax cost over value)	(3,228,738)	(30,273,146)
Net appreciation (depreciation) of foreign currency and derivatives	–	–
Net unrealized appreciation/(depreciation)	$1,272,738	$(9,259,723)
Cost of investments for income tax purposes	$28,053,458	$185,080,541

These temporary differences are primarily attributed to wash sales, passive foreign investment companies, and organizational expenses.

Semi-Annual Report | March 31, 2022	37

Seven Canyons Advisors	Notes to Financial Statements

March 31, 2022 (Unaudited)

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the six month period ended March 31, 2022, were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Seven Canyons Strategic Global Fund	$16,943,210	$23,484,922
Seven Canyons World Innovators Fund	65,200,789	122,474,826

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Funds nor any of their creditors have the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Shares redeemed within 60 days of purchase may incur a 2.00% redemption fee deducted from the redemption amount. For the six month period ended March 31, 2022, the redemption fees charged by a Fund, if any, are presented in the Statements of Changes in Net Assets.

38	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Notes to Financial Statements

March 31, 2022 (Unaudited)

Transactions in common shares were as follows:

	For the Six Months Ended March 31, 2022 (Unaudited)	For the Year Ended September 30, 2021

Seven Canyons Strategic Global Fund
Investor Class
Shares sold	138,899	964,533
Shares issued in reinvestment of distributions to shareholders	414,658	27,397
Shares redeemed	(1,114,934)	(397,983)
Net increase/(decrease) in shares outstanding	(561,377)	593,947

Seven Canyons World Innovators Fund
Investor Class
Shares sold	421,755	3,267,871
Shares issued in reinvestment of distributions to shareholders	1,264,246	587,017
Shares redeemed	(2,440,427)	(1,964,533)
Net increase/(decrease) in shares outstanding	(754,426)	1,890,355
Institutional Class
Shares sold	838,610	4,618,438
Shares issued in reinvestment of distributions to shareholders	507,853	194,929
Shares redeemed	(1,576,106)	(2,735,671)
Net increase/(decrease) in shares outstanding	(229,643)	2,077,696

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. As of March 31, 2022, approximately 37% of the outstanding shares of the World Innovators Fund are held by one record shareholder that owns shares on behalf of its underlying beneficial owners. Share transaction activities of these shareholders could have a material impact on the Fund. As of March 31, 2022, the Strategic Global Fund did not have any shareholder or accounts that exceeded the 25% ownership threshold for disclosure.

Semi-Annual Report | March 31, 2022	39

Seven Canyons Advisors	Notes to Financial Statements

March 31, 2022 (Unaudited)

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Seven Canyons Advisors, LLC (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with each Fund’s investment objective, policies and limitations, and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Strategic Global Fund pays the Adviser an annual management fee of 0.70% based on the Fund’s average daily net assets, and the World Innovators Fund pays the Adviser an annual management fee of 1.50% based on the Fund’s average daily net assets. The management fees are paid on a monthly basis. The Board may extend the Advisory Agreements for an additional one-year term. The Board and shareholders of the Funds may terminate the Advisory Agreement upon 30 days’ written notice. The Adviser may terminate the Advisory Agreement upon 60 days’ written notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Total Annual Fund Operating Expenses (exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business) to an annual rate of 0.95% of the Strategic Global Fund’s average daily net assets, and 1.75% and 1.55% of the World Innovators Fund’s average daily net assets for the Investor Class and the Institutional Class, respectively. The Fee Waiver Agreement is in effect through at least January 31, 2023, and will automatically continue upon annual approval by the Board for successive twelve-month periods unless (i) it is terminated earlier by the Board, or (ii) the Adviser provides at least 30 days written notice of non-continuance prior to the end of the then effective term. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement (whether through reduction of its management fee or otherwise) only to the extent that each Fund's expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee and expense was reduced, as calculated on a monthly basis. The Adviser may not discontinue this waiver without the approval by the Trust's Board. Fees waived or reimbursed for the six month period ended March 31, 2022, are disclosed in the Statements of Operations.

40	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Notes to Financial Statements

March 31, 2022 (Unaudited)

As of March 31, 2022, the balance of recoupable expenses was as follows:

	Expiring in 2022	Expiring in 2023	Expiring in 2024	Expiring in 2025
Seven Canyons Strategic Global Fund
Investor	$77,059	$149,027	$120,397	$67,203
Seven Canyons World Innovators Fund
Institutional	14,534	53,988	247,564	155,778
Investor	110,425	312,479	282,006	182,238

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to each Fund. The Funds have agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to each Fund including, but not limited to, fund accounting and fund administration, and will generally assist in the Funds’ operations. The Funds’ administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by each Fund for the fiscal period ended March 31, 2022, are disclosed in the Statements of Operations. ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer agent for each Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides Chief Compliance Officer services to each fund to monitor and test the policies and procedures of each Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of each Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares of the Funds are offered on a continuous basis through the Distributor, as agent of the Funds. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Funds’ principal underwriter pursuant to the Distribution Agreement.

7. TRUSTEES

As of March 31, 2022, there were four Trustees, each of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers will receive a quarterly retainer of $13,500, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $3,250. The Independent Trustees and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Officers of the Trust receive no salary or fees from the Trust. As discussed in Note 6 the Fund pays ALPS an annual fee for compliance services.

Semi-Annual Report | March 31, 2022	41

Seven Canyons Advisors	Notes to Financial Statements

March 31, 2022 (Unaudited)

8. RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund Adviser or pursuant to the Fund’s fair value policy, subject to oversight by the Board. The Funds have acquired certain securities, the sale of which is restricted under applicable provisions of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material. At March 31, 2022, the Funds did not hold any restricted securities.

Restricted securities under Rule 144a, including the aggregate value and percentage of net assets of each Fund, have been identified in the Portfolios of Investments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown; as such exposure would involve future claims that may be made against the Trust that have not yet occurred.

10. RECENT ACCOUNTING PRONOUNCEMENT

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements for determining fair value in good faith for purposes of the 1940 Act. In connection with the adoption of Rule 2a-5, the SEC also adopted Rule 31a-4 under the 1940 Act, which provides the recordkeeping requirements associated with fair value determinations. Compliance with both Rules 2a-5 and 31a- 4 will be effective on September 8, 2022. Management is currently evaluating the impact of the adoption of Rules 2a-5 and 31a-4 on the Funds’ financial statements and disclosures.

42	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Notes to Financial Statements

March 31, 2022 (Unaudited)

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Semi-Annual Report | March 31, 2022	43

Seven Canyons Advisors	Additional Information

March 31, 2022 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Funds (toll-free) at 1-833-722-6966 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Funds (toll-free) at 1-833-722-6966 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are also available upon request, without charge, by calling (toll-free) 1-833-722-6966 or by writing to Seven Canyons Advisors at 22 East 100 South, Third Floor, Salt Lake City, Utah 84111.

44	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Disclosure Regarding Renewal and Approval of Fund Advisory Agreement

March 31, 2022 (Unaudited)

Renewal of Advisory Agreement by and between ALPS Series Trust (“Trust”) and Seven Canyons Advisors, LLC (“Seven Canyons”), with respect to the Seven Canyons Strategic Income Fund (“7CSI Fund”), Seven Canyons Small Cap Growth Fund ("7CSCG"), and Seven Canyons World Innovators Fund (“7CWI Fund”) (“Seven Canyons Funds”)

The Board of Trustees (“Board” or “Trustees”) of the Trust met in person on February 17, 2022 to evaluate, among other things, whether renewing the investment advisory agreement (the “Seven Canyons Agreement”) by and between the Trust and Seven Canyons, with respect to the Seven Canyons Funds, was in the best interests of the Funds’ shareholders. At this Board meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by independent counsel. The following summary does not identify all the matters considered by the Board but provides a summary of the principal matters the Board considered.

In anticipation of and as part of the process to consider renewal of the Seven Canyons Agreement, legal counsel to the Trust requested certain information from Seven Canyons. In response to these requests, the Trustees received reports from Seven Canyons that addressed specific factors to be considered by the Board. The Board also received from independent legal counsel memoranda regarding the Board’s responsibilities pertaining to the approval of advisory contracts. Further, the Board met with representatives of Seven Canyons and discussed the services of the firm provided pursuant to the Seven Canyons Agreement, as well as the information provided by Seven Canyons. During the review process, the Trustees noted certain instances where clarification or follow-up was appropriate and others where the Trustees determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided, the Board had received sufficient information to approve the Seven Canyons Agreement.

In evaluating Seven Canyons and the fees charged under the Seven Canyons Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Seven Canyons Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board but provides a summary of the principal matters the Board considered.

Nature, Extent and Quality of Services: The Trustees received and considered information regarding the nature, extent and quality of services provided to the Seven Canyons Funds under the Seven Canyons Agreement. The Trustees reviewed certain background materials supplied by Seven Canyons in its presentation, including its Form ADV and ownership structure.

The Trustees reviewed and considered Seven Canyons’ investment advisory personnel and its history as an asset manager. The Trustees discussed the research and decision-making processes utilized by Seven Canyons, and its core investment criteria, described by the Adviser as earnings growth, quality management, return on assets, long term growth opportunity, maintaining a long term investment horizon, and reliance on data. They also discussed the extensive and quality bottom-up research conducted by the portfolio management team to identify potential investments, and the portfolio managers’ efforts and tools to react to changing markets. The Trustees considered the background and experience of Seven Canyons’ management team, including reviewing the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Seven Canyons Funds, including recent and pending changes. The Trustees also reviewed, among other things, the firm’s compliance record with the Trust. The Trustees then reviewed and discussed Seven Canyons’ financial statements to consider the financial condition, stability and profitability of Seven Canyons. The Trustees concluded that Seven Canyons would be able to continue to provide quality services to the Seven Canyons Funds. The Trustees agreed that they were satisfied with the nature, extent and quality of services rendered by Seven Canyons under the Seven Canyons Agreement.

Semi-Annual Report | March 31, 2022	45

Seven Canyons Advisors	Disclosure Regarding Renewal and Approval of Fund Advisory Agreement

March 31, 2022 (Unaudited)

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by each Seven Canyons Fund to Seven Canyons in light of the nature, extent and quality of the advisory services provided, or in the case of the 7CSCG Fund, to be provided, to each Seven Canyons Fund. The Trustees considered the information they received comparing each Seven Canyons Fund’s contractual annual advisory fee and overall expenses with those of funds in the peer group and universe of funds provided by FUSE, an independent provider of investment company data, noting that each FUSE peer group consisted of the applicable Seven Canyons Fund and other funds identified by FUSE as comparable to that Fund.

With respect to the 7CWI Fund, the Trustees noted that for each class of the Fund, the Fund’s contractual advisory fee of 1.50% was higher than the peer group median, and that the total net expense ratio for each class of the Fund was higher than the peer group median. The Trustees acknowledged the additional resources required to execute the strategy of the 7CWI Fund as compared to many of the peer funds. They discussed that the 7CWI Fund tended to invest in companies in the small and micro-cap range, which indicated that a higher fee could be warranted based on the fundamental research necessary to manage such a portfolio. With respect to the 7CSG Fund, the Trustees noted that the Fund’s contractual advisory fee of 0.70% and the Fund’s total net expense ratio were lower than the peer group median, being the lowest fee among the 13 peer funds.

The Trustees noted that the contractual advisory fee of 1.10% for each class of the 7CSCG Fund was higher than the peer group median. The Trustees further noted that the total net expense ratio for the Institutional Class of the Fund was equal to the Fund’s peer group median, while the total net expense ratio for the Investor class of the Fund was lower than the Fund’s peer group median.

The Trustees noted that with respect to the 7CWI and 7CSG Funds, Seven Canyons had agreed to continue its contractual fee waiver, whereby it agreed to waive its fees or reimburse each of the Funds, as applicable, to the extent necessary to limit the expenses of such Fund. It was also noted that the 7CSCG Fund had not yet launched, and therefore no expense waiver was in place. After further consideration, the Trustees determined that the contractual annual advisory fees of each Seven Canyons Fund were not unreasonable.

Comparable Accounts: The Trustees discussed the comparable accounts managed by Seven Canyons and the fee structure and servicing requirements for these products, noting that the advisory fees charged with respect to the 7CSCG compared favorably to the fees charged by Seven Canyons on its comparable private fund client.

46	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Disclosure Regarding Renewal and Approval of Fund Advisory Agreement

March 31, 2022 (Unaudited)

Performance: The Trustees reviewed and considered the performance of the 7CWI and the 7CSG Funds’ performance over both recent and long-term periods. With respect to 7CSCG, the Trustees noted that the Fund had not yet launched, and therefore had no performance history to evaluate. The Trustees acknowledged that the Institutional Class of the 7CWI Fund had outperformed the peer group median over the 5-year and since inception periods, had performance equal to the peer group median over the 3-year period, and underperformed the peer group median over the 1-year period. With respect to the Investor Class of the 7CWI Fund, the Trustees noted that the Fund outperformed its peer group median over the 5-year, 10-year, and since inception periods and underperformed its peer group median over the 3-year, and one-year periods. They further noted the Fund’s outperformance relative to the index over the 3-year, 5-year, and since inception periods. The Trustees concluded that the Fund’s performance acceptable, despite a challenging prior year.

Turning to the 7CSG Fund, the Trustees recognized that the Fund had underperformed the FUSE peer group median across the 3-year, 5-year, and 10-year periods, but noted the Fund had outperformed the FUSE peer group across the 1-year and since inception periods. They noted the Fund’s strong absolute performance for the 1-year period, and that it has outperformed, or performed in line with, the relevant indexes over all reporting periods. The Trustees concluded that the Fund’s performance was acceptable.

The Adviser’s Profitability: The Trustees received and considered a profitability analysis prepared by Seven Canyons based on the fees paid, or to be paid with respect to the 7CSCG Fund, under the Seven Canyons Agreement. The Trustees noted that Seven Canyons’ work with 7CWI was not creating profits that were unreasonable in absolute terms or as a percentage of income, and the 7CSG had not been profitable to the Adviser. The Trustees reviewed and discussed the financial statements of Seven Canyons and representations provided by the principals of the firm that the firm remained committed to continuing to provide the Funds with the support necessary for success over the long term.

Economies of Scale: The Trustees considered whether Seven Canyons was benefiting from economies of scale in the provision of services to each Seven Canyons Fund and whether such economies should be shared with the Funds’ shareholders under the Seven Canyons Agreement. They noted that the expense limitation agreement provided shareholders with some benefits of economies of scale despite the Funds not yet achieving scale.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Seven Canyons from its relationship with each Seven Canyons Fund, including research and other support services and its receipt of soft dollars. The Trustees concluded that considering all direct and indirect benefits, profits to Seven Canyons were not excessive.

Based on the Trustees’ deliberations and their evaluation of the information provided, the Trustees, including a majority of the Independent Trustees, concluded that approval of the Seven Canyons Agreement was in the best interests of the Seven Canyons Funds and their shareholders.

Semi-Annual Report | March 31, 2022	47

Must be accompanied or preceded by a prospectus.

ALPS Distributors, Inc. is the Distributor of the Funds.

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this report and have concluded that the registrant’s disclosure controls and procedures were effective as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-end Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit 99.Cert.

(a)(3)	None.

(a)(4)	Not applicable to this report.

(b)	Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) attached are filed herewith as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS SERIES TRUST

By:	/s/ Dawn Cotten
Dawn Cotten
President (Principal Executive Officer)

Date:	June 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dawn Cotten
Dawn Cotten
President (Principal Executive Officer)

Date:	June 6, 2022

By:	/s/ Jill McFate
Jill McFate
Treasurer (Principal Financial Officer)

Date:	June 6, 2022